UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/14

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ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
Lifestyle Portfolios

Annual report 12/31/14

  A message to shareholders

Dear fellow shareholder,

Robust economic growth in the United States set the global standard in 2014. The portfolio teams in our network are generally optimistic about continued relative strength in the United States, supported by rising employment, healthy consumer spending, and falling oil prices. Stocks at all-time highs remain vulnerable to a correction, but the long-term bull market appears intact. We believe a more selective approach continues to make sense in overseas markets, but note that opportunities are growing and could reward investors should recoveries in those markets begin in earnest.

The coming year will likely present greater challenges for bond investors, however. The U.S. Federal Reserve has signaled its intention to raise short-term interest rates in 2015, and that change will have an adverse effect on many fixed-income portfolios, particularly those that invest in less liquid markets. At John Hancock Investments, we are closely monitoring our fixed-income portfolios and communicating regularly with their portfolio managers about these issues. Now may also be a good time for you to discuss your fixed-income strategy with your financial advisor to determine if that portion of your portfolio continues to match your long-term goals.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund’s performance against that of its benchmark, and a Q&A with your fund’s lead portfolio manager. We hope these enhancements give you better insight into your fund’s activity and performance.

On behalf of everyone at John Hancock Investments, I’d like to take this opportunity to thank you for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO’s views as of December 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Lifestyle Portfolios

Table of contents

2	Your portfolio at a glance
5	Discussion of portfolio performance
8	John Hancock Lifestyle Aggressive Portfolio
9	John Hancock Lifestyle Growth Portfolio
10	John Hancock Lifestyle Balanced Portfolio
11	John Hancock Lifestyle Moderate Portfolio
12	John Hancock Lifestyle Conservative Portfolio
13	Your expenses
17	Portfolios’ investments
21	Financial statements
26	Financial highlights
36	Notes to financial statements
54	Auditor’s report
55	Tax information
56	Evaluation of subadvisory agreement amendment
57	Trustees and officers
60	More information

Your fund at a glance

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Positive absolute returns

Each portfolio generated positive total returns for the year, a period of mixed results in the global capital markets.

U.S. markets outpace counterparts

Globally diversified by design, the portfolios trailed their domestic benchmarks during this period of continued U.S. market leadership.

Low bond yields, oil prices surprised market

Long-term government bonds were among the strongest fixed-income performers in 2014, as yields fell over the course of the year; oil prices plunged, another decline that few anticipated.

PORTFOLIO ALLOCATIONS AS OF 12/31/14 (%)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14 (%)

Lifestyle Aggressive Portfolio

Lifestyle Growth Portfolio

Lifestyle Balanced Portfolio

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14 (%)

Lifestyle Moderate Portfolio

Lifestyle Conservative Portfolio

The S&P 500 is an unmanaged index that includes 500 widely traded common stocks.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The Blended Indexes are composed of blends of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index as indicated in the legends.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original value.

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, of John Hancock Asset Management a division of Manulife Asset Management (US) LLC.

Robert M. Boyda
Portfolio Manager
John Hancock
Asset Management

What about the capital markets did you find noteworthy over the course of 2014?

It was a difficult year for asset allocators to navigate, with a number of major market shifts, extreme in both degree and speed. After outpacing the broader equity market during the first half of the year, the energy sector declined following a sharp drop in oil prices. Oil ended the period at a five-year low, in part because of the Organization of the Petroleum Exporting Countries (OPEC) refusal to cut production, despite an overabundance of supply. This surprised the market and sent the price of other commodities lower as well.

“	U.S. large-cap stocks led the way once again, ending the year well ahead of international developed and emerging equity markets...“

Meanwhile, the U.S. Federal Reserve telegraphed its intention to begin raising short-term interest rates in 2015 amid improving employment figures. By contrast, a number of other global central banks continued to pursue accommodative monetary policies, weakening their currencies relative to the U.S. dollar and stimulating growth. In 2014, the greenback appreciated to a degree not seen since 1997.

Within the equity markets, U.S. large-cap stocks led the way once again, posting a third consecutive year of double-digit returns and ending 2014 well ahead of international developed and emerging equity markets. From the perspective of a U.S.-domiciled investor, many international markets delivered negative returns; in some cases, the rising dollar offset regional equity gains in local currency terms.

Long-term yields defied the consensus view by falling as abundant liquidity in the system, fears of global deflation, and slowing economic growth around the world fueled continued demand for safe-haven assets such as U.S. Treasury securities. Longer-dated bonds in particular posted striking gains. The broader investment-grade U.S. bond market outperformed niche fixed-income sectors such as high-yield and emerging-market debt.

“... U.S. large-cap stocks led the way once again, posting a third consecutive year of double-digit returns and ending 2014 well ahead of international developed and emerging equity markets.“

Given the year’s market and macroeconomic context, did the portfolios perform as you expected?

John Hancock Lifestyle Portfolios performed generally as expected, given their broad exposure to the world’s equity and fixed-income markets. It is important to note that the portfolios’ holdings in these asset classes are global and multi-sector in nature, a key element of our diversification strategy. By comparison, the primary benchmarks against which the portfolios measure their performance—the S&P 500 Index for equities and the Barclays U.S. Aggregate Bond Index for fixed income—are U.S.-centric and include virtually no exposure to international stocks or to bonds outside of the investment-grade markets.

The performance of the U.S. stock market during 2014 was strong, with a succession of new record highs. The S&P 500 Index outperformed most other asset classes. Given that John Hancock Lifestyle Portfolios’ equity holdings are more broadly based, containing both international and domestic exposure, their results trailed their benchmarks—roughly in line with what one might expect during a period when the performance of U.S. equities surpasses that of most other asset classes.

Any other observations you’d like to pass along to shareholders?

“	... the portfolios’ holdings ... are global and multi-sector in nature, a key element of our diversification strategy. By comparison, the primary benchmarks ... are U.S.-centric and include virtually no exposure to international ... markets.”

We’d reiterate our belief in the importance of maintaining a globally diversified portfolio. Despite a period of disappointment for U.S. investors holding non-U.S. dollar denominated assets, maintaining broad exposure to markets not just in the U.S., but also throughout the world, has the potential to deliver better risk-adjusted results over time.

Following this period of U.S. equity market leadership, valuations have become more attractive overseas. In our view, there are a number of regional markets that offer opportunity for patient long-term value investors.

LIFESTYLE AGGRESSIVE PORTFOLIO

For the 12-month period ended December 31, 2014, the portfolio’s Class A shares returned 4.39%, excluding sales charges. In comparison, the portfolio’s primary benchmark, the S&P 500 Index, returned 13.69%, and the Morningstar, Inc. aggressive allocation fund category returned an average 5.71%. International developed-market stocks were down as the MSCI EAFE Index declined 4.48% for the year.

Equity exposure in international developed and emerging markets was a key driver of the portfolio’s underperformance relative to its U.S. benchmark. Dedicated sector allocations to healthcare and technology, both standouts in this year’s equity market, partially offset the difference. An overweight to U.S. and global REITs was also beneficial, as was an overweight to financials.

In terms of manager selection, detractors for the year included Alpha Opportunities Fund (Wellington), International Value Fund (Franklin Templeton), and Equity-Income Fund (T. Rowe Price). On the other hand, contributors included International Growth Stock Fund (Invesco), Health Sciences Fund (T. Rowe Price), and Small Cap Value Fund (Wellington).

LIFESTYLE GROWTH PORTFOLIO

For the 12-month period ended December 31, 2014, the portfolio’s Class A shares returned 4.48%, excluding sales charges. In comparison, the S&P 500 Index returned 13.69%, and the Barclays U.S. Aggregate Bond Index returned 5.97%. A blended benchmark comprising 80% S&P 500 Index and 20% Barclays U.S. Aggregate Bond Index returned 12.16%. The Morningstar, Inc. aggressive allocation fund category returned an average 5.71%.

Equity exposure in international developed and emerging markets was a key driver of the portfolio’s underperformance relative to its U.S. benchmark. Dedicated sector allocations to healthcare and technology, both standouts in this year’s equity market, partially offset the difference. An overweight to U.S. and global REITs was also beneficial, as was an overweight to financials.

In terms of manager selection, detractors for the year included Alpha Opportunities Fund (Wellington), International Value Fund (Franklin Templeton), and Equity-Income Fund (T. Rowe Price). On the other hand, contributors included International Growth Stock Fund (Invesco), Active Bond Fund (Declaration/John Hancock Asset Management), and U.S. High Yield Bond Fund (Wells Capital).

LIFESTYLE BALANCED PORTFOLIO

For the 12-month period ended December 31, 2014, the portfolio’s Class A shares returned 4.00%, excluding sales charges. In comparison, the S&P 500 Index returned 13.69%, and the Barclays U.S. Aggregate Bond Index returned 5.97%. A blended benchmark comprising 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index returned 10.62%. The Morningstar, Inc. moderate allocation fund category returned an average 6.21%.

Equity exposure in international developed and emerging markets was a key driver of the portfolio’s underperformance relative to its U.S. benchmark. In fixed income, credit-oriented sectors, which we favor over U.S. government bonds, have less exposure to interest-rate risk, which was a headwind during this environment of falling yields. Dedicated sector allocations to healthcare and technology, both

MANAGED BY
Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Steven E. Medina, CFA On the portfolio since 2010 Investing since 1994
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000 standouts in this year’s equity market, partially offset the difference. An overweight to U.S. and global REITs was also beneficial, as was an overweight to financials.

In terms of manager selection, detractors for the year included Alpha Opportunities Fund (Wellington), International Value Fund (Franklin Templeton), and Equity-Income Fund (T. Rowe Price). On the other hand, contributors included International Growth Stock Fund (Invesco), Active Bond Fund (Declaration/JHAM), and U.S. High Yield Bond Fund (Wells Capital).

LIFESTYLE MODERATE PORTFOLIO

For the 12-month period ended December 31, 2014, the portfolio’s Class A shares returned 3.63%, excluding sales charges. In comparison, the S&P 500 Index returned 13.69%, and the Barclays U.S. Aggregate Bond Index returned 5.97%. A blended benchmark comprising 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index returned 9.07%. The Morningstar, Inc. conservative allocation fund category returned 4.02%.

Equity exposure in international developed and emerging markets was a key driver of the portfolio’s underperformance relative to its U.S. benchmark. In fixed income, credit-oriented sectors, which we favor over U.S. government bonds, have less exposure to interest-rate risk, which was a headwind during this environment of falling yields. A favorable overweight to U.S. and global REITs partially offset the difference.

In terms of manager selection, detractors for the year included Alpha Opportunities Fund (Wellington), International Value Fund (Franklin Templeton), and Equity-Income Fund (T. Rowe Price). On the other hand, contributors included International Growth Stock Fund (Invesco), Active Bond Fund (Declaration/JHAM), and U.S. High Yield Bond Fund (Wells Capital).

LIFESTYLE CONSERVATIVE PORTFOLIO

For the 12-month period ended December 31, 2014, the portfolio’s Class A shares returned 3.44%, excluding sales charges. In comparison, the S&P 500 Index returned 13.69%, and the Barclays U.S. Aggregate Bond Index returned 5.97%. A blended benchmark comprising 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index returned 7.52%. The Morningstar, Inc. conservative allocation fund category returned 4.02%.

Equity exposure in international developed and emerging markets was a key driver of the portfolio’s underperformance relative to its U.S. benchmark. In fixed income, credit-oriented sectors, which we favor over U.S. government bonds, have less exposure to interest-rate risk, which was a headwind during this environment of falling yields. A favorable overweight to U.S. and global REITs partially offset the difference.

In terms of manager selection, detractors for the year included Alpha Opportunities Fund (Wellington), International Value Fund (Franklin Templeton), and Equity-Income Fund (T. Rowe Price). On the other hand, contributors included International Growth Stock Fund (Invesco), Active Bond Fund (Declaration/JHAM), and U.S. High Yield Bond Fund (Wells Capital).

The portfolios’ performance depends on the subadvisors’ skill in determining the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds’ performance may be lower than the performance of the asset class that they were selected to represent. The portfolios are subject to the same risks as the underlying funds in which they invest, which include the following: Stocks, bonds, and derivatives can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default and interest rate risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. For additional information on these and other risk considerations, please see the portfolios’ prospectuses.

The views expressed in this report are exclusively those of Robert M Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

John Hancock Lifestyle Aggressive Portfolio

GROWTH OF $10,000

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Aggressive Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.

Index 1—The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2—The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) — is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Asset Allocation

EQUITY	84.6%
U.S. Large Cap	38.4%
International Large Cap	11.6%
U.S. Mid Cap	8.8%
Emerging Markets	8.5%
Large Blend	8.0%
U.S. Small Cap	4.7%
International Small Cap	3.6%
Global Large Cap	1.0%
ALTERNATIVE AND SPECIALTY	15.4%
U.S. Large Cap	3.7%
International Large Cap	3.0%
Financial Industries	2.3%
Natural Resources	1.5%
Health Sciences	1.3%
Currency	1.1%
Real Estate	1.0%
Global Absolute Return Strategies	1.0%
Seaport Fund	0.5%
As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-14 (%)

	Class A	Class B	Class C	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1[3]	Index 2[3]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-18-05	10-15-05	10-15-05	10-18-05	10-18-05
Average annual total returns
1 year	–0.84	–1.42	2.56	3.82	4.19	3.94	4.25	4.56	4.76	4.71	13.69	–4.48
5 year	9.15	9.14	9.47	9.80	9.67	9.92	10.27	10.60	10.00	10.75	15.45	5.81
Since inception	5.27	5.18	5.11	4.72	4.98	5.58	5.89	6.20	4.93	6.34	8.41	4.69
Cumulative returns
1 year	–0.84	–1.42	2.56	3.82	4.19	3.94	4.25	4.56	4.76	4.71	13.69	–4.48
5 year	54.92	54.86	57.23	59.57	58.64	60.49	63.01	65.46	61.06	66.62	105.14	32.61
Since inception	60.49	59.14	58.26	46.59	56.39	64.88	69.35	73.99	55.85	76.18	110.31	52.45

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.44	2.18	2.14	1.88	2.56	1.77	1.51	1.17	1.31	1.03
Net (%)	1.39	2.18	2.14	1.88	1.54	1.77	1.41	1.17	0.98	1.03

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio’s website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the portfolio’s prospectuses.

2 Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

3 Index 1 and Index 2 returns at 12-31-14 for the period beginning 10-15-05 (inception date for Class 1 and Class R6 shares) are 8.44% and 4.98% (respectively,annualized), and 110.94% and 56.50% (respectively, cumulative). Index 1 and Index 2 returns at 12-31-14 for the period beginning 9-18-06 (inception date for Class R1 shares) are 7.80% and 5.14% (respectively, annualized) and 86.30% and 51.44% (respectively, cumulative).

John Hancock Lifestyle Growth Portfolio

GROWTH OF $10,000

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Growth Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

Index 1—The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2—The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3—The Blended Index is composed of 80% S&P 500 Index and 20% Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Asset Allocation

EQUITY	70.8%
U.S. Large Cap	35.7%
International Large Cap	9.2%
U.S. Mid Cap	7.2%
Large Blend	6.3%
Emerging Markets	5.6%
U.S. Small Cap	3.2%
International Small Cap	2.6%
Global Large Cap	1.0%
FIXED INCOME	14.2%
Multi-Sector Bond	4.1%
Bank Loan	2.9%
Intermediate Bond	2.6%
High Yield Bond	2.1%
Global Bond	2.0%
Treasury Inflation-Protected Securities	0.5%
ALTERNATIVE AND SPECIALTY	15.0%
U.S. Large Cap	3.5%
International Large Cap	2.5%
Currency	2.3%
Financial Industries	2.0%
Global Absolute Return Strategies	1.2%
Health Sciences	1.1%
Natural Resources	1.1%
Real Estate	1.0%
Seaport Fund	0.3%
As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-14 (%)

	Class A	Class B	Class C	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1[3]	Index 2[3]	Index 3[3]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-18-05	10-15-05	10-15-05	7-3-06	10-18-05	10-18-05	10-18-05
Average annual total returns
1 year	–0.76	–1.35	2.66	4.04	4.29	4.09	4.49	4.71	4.86	4.80	4.86	13.69	5.97	12.16
5 year	8.60	8.63	8.94	9.33	9.18	9.43	9.82	10.09	9.76	10.19	10.24	15.45	4.45	13.34
Since inception	5.48	5.39	5.31	5.16	5.29	5.80	6.14	6.43	5.69	6.52	6.07	8.41	4.98	7.92
Cumulative returns
1 year	–0.76	–1.35	2.66	4.04	4.29	4.09	4.49	4.71	4.86	4.80	4.86	13.69	5.97	12.16
5 year	51.08	51.26	53.43	56.21	55.11	56.93	59.72	61.70	59.31	62.45	62.81	105.14	24.31	87.06
Since inception	63.35	62.16	61.06	51.74	60.68	68.06	73.08	77.46	66.47	78.97	65.03	110.31	56.44	101.74

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.39	2.10	2.09	1.77	1.82	1.68	1.38	1.06	1.08	0.99	0.94
Net (%)	1.35	2.10	2.09	1.77	1.50	1.68	1.28	1.06	0.94	0.99	0.94

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio’s website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the portfolio’s prospectuses.

2 Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

3 Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 10-15-05 (inception date for Class 1 and Class R6 shares) are 8.44%,4.98%, and 7.94% (respectively, annualized), and 110.94%, 56.50%, and 102.24% respectively, cumulative). Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 7-3-06 (inception date for Class 5 shares) are 8.14%, 5.36%, and 7.79% (respectively, annualized), and 94.40%, 55.79%, and 89.23% (respectively, cumulative). Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 9-18-06 (inception date of Class R1 shares) are 7.79%, 5.13%, and 7.48% (respectively, annualized) and 86.30%, 51.44%, and 81.85% (respectively, cumulative).

John Hancock Lifestyle Balanced Portfolio

GROWTH OF $10,000

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Balanced Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

Index 1—The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2—The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3—The Blended Index is composed of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Asset Allocation

EQUITY	52.6%
U.S. Large Cap	26.8%
International Large Cap	7.3%
U.S. Mid Cap	5.1%
Large Blend	4.5%
Emerging Markets	3.7%
U.S. Small Cap	2.4%
International Small Cap	1.9%
Global Large Cap	0.9%
FIXED INCOME	34.0%
Multi-Sector Bond	10.0%
Intermediate Bond	9.7%
Bank Loan	5.9%
High Yield Bond	3.8%
Global Bond	3.6%
Treasury Inflation-Protected Securities	1.0%
ALTERNATIVE AND SPECIALTY	13.4%
U.S. Large Cap	2.3%
Currency	2.3%
International Large Cap	2.0%
Financial Industries	1.7%
Global Absolute Return Strategies	1.4%
Real Estate	1.3%
Natural Resources	1.1%
Health Sciences	1.0%
Seaport Fund	0.3%
As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-14 (%)

	Class A	Class B	Class C	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1[3]	Index 2[3]	Index 3[3]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-18-05	10-15-05	10-15-05	7-3-06	10-18-05	10-18-05	10-18-05
Average annual total returns
1 year	–1.21	–1.79	2.18	3.52	3.87	3.64	4.12	4.25	4.38	4.33	4.38	13.69	5.97	10.62
5 year	7.44	7.43	7.77	8.14	7.99	8.27	8.66	8.91	8.56	8.99	9.05	15.45	4.45	11.18
Since inception	5.32	5.21	5.16	5.01	5.12	5.65	5.99	6.27	5.51	6.34	6.08	8.41	4.98	7.33
Cumulative returns
1 year	–1.21	–1.79	2.18	3.52	3.87	3.64	4.12	4.25	4.38	4.33	4.38	13.69	5.97	10.62
5 year	43.18	43.10	45.34	47.89	46.83	48.81	51.49	53.21	50.78	53.76	54.23	105.14	24.31	69.91
Since inception	61.12	59.58	58.96	49.97	58.29	65.86	70.89	74.97	63.96	76.20	65.20	110.31	56.44	91.81

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.35	2.10	2.05	1.74	1.99	1.61	1.30	1.01	1.02	0.95	0.90
Net (%)	1.31	2.10	2.05	1.74	1.46	1.61	1.20	1.01	0.90	0.95	0.90

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio’s website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the portfolio’s prospectuses.

2 Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

3 Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 10-15-05 (inception date for Class 1 and Class R6 shares) are 8.44%, 4.98%, and 7.35% (respectively, annualized), and 110.94%, 56.50%, and 92.19% (respectively, cumulative). Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 7-3-06 (inception date for Class 5 shares) are 8.14%, 5.36%, and 7.34% (respectively, annualized), and 94.40%, 55.79%, and 82.58% (respectively, cumulative). Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 9-18-06 (inception date of Class R1 shares) are 7.79%, 5.13%, and 7.05% (respectively, annualized) and 86.30%, 51.44%, and 75.97% (respectively, cumulative).

John Hancock Lifestyle Moderate Portfolio

GROWTH OF $10,000

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Moderate Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

Index 1—The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2—The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3—The Blended Index is composed of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Asset Allocation

EQUITY	38.0%
U.S. Large Cap	21.1%
International Large Cap	5.1%
U.S. Mid Cap	3.3%
Large Blend	2.9%
Emerging Markets	2.1%
U.S. Small Cap	1.4%
International Small Cap	1.3%
Global Large Cap	0.8%
FIXED INCOME	54.6%
Intermediate Bond	21.2%
Multi-Sector Bond	12.3%
Bank Loan	8.7%
Global Bond	5.8%
High Yield Bond	5.3%
Treasury Inflation-Protected Securities	1.3%
ALTERNATIVE AND SPECIALTY	7.4%
Currency	2.3%
Global Absolute Return Strategies	1.7%
Real Estate	1.0%
U.S. Large Cap	0.8%
Natural Resources	0.8%
Other	0.5%
Seaport Fund	0.3%
As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-14 (%)

	Class A	Class B	Class C	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1[3]	Index 2[3]	Index 3[3]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-18-05	10-15-05	10-15-05	7-3-06	10-18-05	10-18-05	10-18-05
Average annual total returns
1 year	–1.54	–2.10	1.81	3.07	3.41	3.16	3.60	3.78	3.99	3.93	4.06	13.69	5.97	9.07
5 year	6.44	6.42	6.78	7.07	6.97	7.19	7.55	7.85	7.23	8.00	8.06	15.45	4.45	8.98
Since inception	5.09	4.97	4.93	5.00	4.88	5.36	5.67	5.98	4.66	6.11	6.08	8.41	4.98	6.64
Cumulative returns
1 year	–1.54	–2.10	1.81	3.07	3.41	3.16	3.60	3.78	3.99	3.93	4.06	13.69	5.97	9.07
5 year	36.63	36.53	38.81	40.72	40.09	41.48	43.93	45.93	41.77	46.95	47.37	105.14	24.31	53.71
Since inception	57.88	56.30	55.69	49.84	55.09	61.74	66.19	70.69	52.12	72.73	65.14	110.31	56.44	80.77

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.29	2.02	1.99	1.73	2.55	1.63	1.33	1.03	1.11	0.89	0.84
Net (%)	1.25	2.02	1.99	1.73	1.40	1.63	1.23	1.03	0.84	0.89	0.84

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio’s website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the portfolio’s prospectuses.

2 Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

3 Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 10-15-05 (inception date for Class 1 and Class R6 shares) are 8.44%, 4.98%, and 6.65% (respectively, annualized), and 110.94%, 56.50%, and 81.03% (respectively, cumulative). Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 7-3-06 (inception date for Class 5 shares) are 8.14%, 5.36%, and 6.78% (respectively, annualized), and 94.40%, 55.79%, and 74.66% (respectively, cumulative). Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 9-18-06 (inception date of Class R1 shares) are 7.79%, 5.13%, and 6.52% (respectively, annualized) and 86.30%, 51.44%, and 68.81% (respectively, cumulative).

John Hancock Lifestyle Conservative Portfolio

GROWTH OF $10,000

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Conservative Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

Index 1—The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2—The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3—The Blended Index is composed of 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Asset Allocation

EQUITY	18.1%
U.S. Large Cap	10.6%
International Large Cap	3.4%
U.S. Mid Cap	1.3%
Large Blend	0.9%
Emerging Markets	0.8%
Global Large Cap	0.6%
U.S. Small Cap	0.5%
FIXED INCOME	71.6%
Intermediate Bond	29.1%
Multi-Sector Bond	13.8%
Bank Loan	10.1%
Global Bond	7.5%
High Yield Bond	4.4%
Short-Term Bond	4.1%
Treasury Inflation-Protected Securities	2.6%
ALTERNATIVE AND SPECIALTY	10.3%
Currency	3.6%
Global Absolute Return Strategies	2.5%
Other	2.0%
Real Estate	1.0%
U.S. Large Cap	0.6%
Natural Resources	0.4%
Seaport Fund	0.2%
As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-14 (%)

	Class A	Class B	Class C	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1[3]	Index 2[3]	Index 3[3]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-18-05	10-15-05	10-15-05	10-18-05	10-18-05	10-18-05
Average annual total returns
1 year	–1.74	–2.21	1.68	2.86	3.21	3.01	3.36	3.64	3.87	3.74	13.69	5.97	7.52
5 year	5.04	5.01	5.38	5.64	5.57	5.77	6.09	6.43	5.70	6.57	15.45	4.45	6.73
Since inception	4.71	4.61	4.54	4.77	4.51	4.99	5.27	5.61	4.06	5.73	8.41	4.98	5.86
Cumulative returns
1 year	–1.74	–2.21	1.68	2.86	3.21	3.01	3.36	3.64	3.87	3.74	13.69	5.97	7.52
5 year	27.84	27.68	29.97	31.57	31.11	32.37	34.40	36.55	31.92	37.45	105.14	24.31	38.51
Since inception	52.74	51.45	50.54	47.14	50.05	56.58	60.42	65.24	44.32	67.11	110.31	56.44	68.89

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.27	1.99	1.97	1.66	3.37	1.51	1.33	0.92	1.19	0.86
Net (%)	1.22	1.99	1.97	1.66	1.37	1.51	1.23	0.92	0.81	0.86

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio’s website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the portfolio’s prospectuses.

2 Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

3 Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 10-15-05 (inception date for Class 1 and Class R6 shares) are 8.44%, 4.98%, and 5.86% (respectively, annualized), and 110.94%, 56.50%, and 69.04% (respectively, cumulative). Index 1, Index 2, and Index 3 returns at 12-31-14 for the period beginning 9-18-06 (inception date of Class R1 shares) are 7.80%, 5.14% and 5.88% (respectively, annualized) and 86.30%, 51.44%, and 60.57% (respectively, cumulative).

Your expenses

As a shareholder of a John Hancock Funds II Lifestyle Portfolio, you incur ongoing costs, such as management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 7-1-14	Ending account value 12-31-14	Expenses paid during period[1] 7-1-14 to 12-31-14	Annualized expense ratio[2]
Lifestyle Aggressive Portfolio
Class A	Actual	$1,000.00	$989.90	$2.36	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Class B	Actual	1,000.00	986.40	6.31	1.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Class C	Actual	1,000.00	986.20	6.06	1.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Class R1	Actual	1,000.00	987.50	4.91	0.98%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Class R2	Actual	1,000.00	989.60	3.11	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Class R3	Actual	1,000.00	987.90	4.51	0.90%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Class R4	Actual	1,000.00	989.60	2.76	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Class R5	Actual	1,000.00	991.40	1.25	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R6	Actual	1,000.00	992.00	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Class 1	Actual	1,000.00	991.50	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Lifestyle Growth Portfolio
Class A	Actual	$1,000.00	$993.00	$2.36	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Class B	Actual	1,000.00	989.30	6.07	1.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Class C	Actual	1,000.00	988.70	6.02	1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Class R1	Actual	1,000.00	990.70	4.21	0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Class R2	Actual	1,000.00	992.10	3.11	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Class R3	Actual	1,000.00	991.00	4.01	0.80%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Class R4	Actual	1,000.00	993.10	2.01	0.40%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%
Class R5	Actual	1,000.00	994.00	0.90	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.92	0.18%
Class R6	Actual	1,000.00	995.20	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Class 1	Actual	1,000.00	994.70	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class 5	Actual	1,000.00	994.60	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

SHAREHOLDER EXPENSE EXAMPLE CHART (Continued)

		Beginning account value 7-1-14	Ending account value 12-31-14	Expenses paid during period[1] 7-1-14 to 12-31-14	Annualized expense ratio[2]
Lifestyle Balanced Portfolio
Class A	Actual	$1,000.00	$990.60	$2.36	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Class B	Actual	1,000.00	986.70	6.11	1.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.21	1.22%
Class C	Actual	1,000.00	986.30	6.01	1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Class R1	Actual	1,000.00	987.80	4.61	0.92%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Class R2	Actual	1,000.00	989.80	3.11	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Class R3	Actual	1,000.00	989.10	3.86	0.77%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Class R4	Actual	1,000.00	991.10	1.86	0.37%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%
Class R5	Actual	1,000.00	992.10	0.85	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
Class R6	Actual	1,000.00	992.60	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Class 1	Actual	1,000.00	992.30	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class 5	Actual	1,000.00	992.60	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

Lifestyle Moderate Portfolio
Class A	Actual	$1,000.00	$989.40	$2.36	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Class B	Actual	1,000.00	985.60	6.16	1.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%
Class C	Actual	1,000.00	985.70	6.06	1.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Class R1	Actual	1,000.00	986.30	5.11	1.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Class R2	Actual	1,000.00	987.90	3.11	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Class R3	Actual	1,000.00	987.50	4.36	0.87%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Class R4	Actual	1,000.00	989.50	2.31	0.46%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.35	0.46%
Class R5	Actual	1,000.00	990.50	1.30	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual	1,000.00	990.70	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Class 1	Actual	1,000.00	991.20	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Class 5	Actual	1,000.00	991.40	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

SHAREHOLDER EXPENSE EXAMPLE CHART (Continued)

		Beginning account value 7-1-14	Ending account value 12-31-14	Expenses paid during period[1] 7-1-14 to 12-31-14	Annualized expense ratio[2]
Lifestyle Conservative Portfolio
Class A	Actual	$1,000.00	$991.70	$2.36	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Class B	Actual	1,000.00	987.10	6.16	1.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%
Class C	Actual	1,000.00	987.90	6.01	1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Class R1	Actual	1,000.00	988.90	4.66	0.93%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Class R2	Actual	1,000.00	990.20	3.11	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Class R3	Actual	1,000.00	988.90	4.16	0.83%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Class R4	Actual	1,000.00	990.90	2.56	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
Class R5	Actual	1,000.00	992.10	1.26	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Class R6	Actual	1,000.00	993.00	0.30	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Class 1	Actual	1,000.00	992.80	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).

2 The portfolios’ expense ratios do not include fees and expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced	Lifestyle Moderate	Lifestyle Conservative
12-31-14	0.67%–2.85%	0.55%–2.85%	0.55%–2.85%	0.55%–2.85%	0.62%–2.85%

Portfolios’ Investments

INVESTMENT COMPANIES

Underlying Funds’ Investment Managers
Allianz Life Insurance Company of New York	(Allianz)
Baillie Gifford Overseas, Ltd.	(Baillie Gifford)
Barrow, Hanley, Mewhinney & Strauss, LLC	(Barrow Hanley)
Declaration Management & Research, LLC	(Declaration)
Deutsche Investment Management Americas Inc.	(Deutsche)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Franklin Mutual Adviser	(Franklin)
Franklin Templeton Investment Corp.	(Franklin Templeton)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(John Hancock)
Pacific Investment Management Company LLC	(PIMCO)
QS Investors, Inc.	(QS Investors)
Robeco Investment Management, Inc.	(Robeco)
RS Investment Management Company LLC	(RS Investment)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
Western Asset Management Company	(WAMCO)

LIFESTYLE AGGRESSIVE PORTFOLIO

As of 12-31-14

Affiliated Investment Companies (G)—100.0%

Equity—84.6%	Shares	Value
All Cap Core, Class NAV (QS Investors)	11,221,366	$149,356,379
Alpha Opportunities, Class NAV (Wellington)	22,776,609	276,052,495
Blue Chip Growth, Class NAV (T. Rowe Price)	7,146,588	236,837,931
Capital Appreciation Value, Class NAV (T. Rowe Price)	15,628,953	181,295,854
Capital Appreciation, Class NAV (Jennison)	12,805,081	220,375,452
Disciplined Value, Class NAV (Robeco)	5,551,366	105,420,436
Emerging Markets, Class NAV (DFA)	38,100,491	378,337,871
Equity-Income, Class NAV (T. Rowe Price)	12,308,384	248,137,024
Fundamental Global Franchise, Class NAV (John Hancock) (A)(1)	3,619,481	44,736,785
Fundamental Large Cap Value, Class NAV (John Hancock) (A)(1)	14,611,663	197,403,567
Global Equity, Class NAV (John Hancock) (A)(1)	4,381,680	45,876,191
Global Shareholder Yield, Class NAV (Epoch)	4,032,452	46,010,283
Greater China Opportunities, Class NAV (John Hancock) (A)(1)	589,864	11,950,653
International Core, Class NAV (GMO)	3,554,419	109,831,532
International Growth Opportunities, Class NAV (Baillie Gifford)	6,991,857	87,817,721
International Growth Stock, Class NAV (Invesco)	7,665,484	98,808,090
International Small Cap, Class NAV (Franklin Templeton)	4,610,376	81,695,858
International Small Company, Class NAV (DFA)	8,489,395	80,988,824
International Value Equity, Class NAV (John Hancock) (A)(1)	7,912,226	63,139,561
International Value, Class NAV (Templeton)	14,122,049	212,254,392
Mid Cap Stock, Class NAV (Wellington)	9,473,811	190,139,377
Mid Value, Class NAV (T. Rowe Price)	9,329,141	148,613,214
Select Growth, Class NAV (Baillie Gifford)	552,742	11,502,571
Small Cap Core, Class NAV (Wellington)	3,482,110	34,507,712
Small Cap Growth, Class NAV (Wellington)	3,565,456	36,118,072
Small Cap Opportunities, Class NAV (Invesco/DFA)	1,311,508	34,466,429
Small Cap Value, Class NAV (Wellington)	2,009,699	39,108,740
Small Company Growth, Class NAV (Invesco)	1,685,315	32,897,352
Small Company Value, Class NAV (T. Rowe Price)	1,134,518	38,970,710
Strategic Growth, Class NAV (John Hancock) (A)(1)	13,899,338	220,582,498
U.S. Equity, Class NAV (GMO)	7,290,764	86,249,735
Value Equity, Class NAV (Barrow Hanley)	5,571,558	57,052,751
Value, Class NAV (Invesco)	5,291,183	63,494,190
Alternative and specialty—15.4%
Absolute Return Currency, Class NAV (First Quadrant)	5,308,985	48,736,479
Financial Industries, Class NAV (John Hancock) (A)(1)	6,091,971	106,548,566
Global Absolute Return Strategies, Class NAV (Standard Life)	4,088,162	44,642,729
Global Real Estate, Class NAV (Deutsche)	2,471,014	23,005,141
Health Sciences, Class NAV (T. Rowe Price)	3,517,552	57,406,453
Natural Resources, Class NAV (Wellington)	5,404,149	70,416,057
Real Estate Equity, Class NAV (T. Rowe Price)	1,913,905	23,005,141
Redwood, Class NAV (Robeco)	3,105,624	34,192,920
Science & Technology, Class NAV (T. Rowe Price/Allianz)	10,842,957	138,030,849

SEE NOTES TO FINANCIAL STATEMENTS

LIFESTYLE AGGRESSIVE PORTFOLIO

(continued)

Alternative and specialty—(continued)	Shares	Value
Seaport, Class NAV (Wellington) (I)	2,020,708	$20,712,253
Technical Opportunities, Class NAV (Wellington)	10,514,061	137,944,484
Total Investments (Lifestyle Aggressive Portfolio)
(Cost $3,630,023,725)—100.0%		$4,574,671,322
Other assets and liabilities, net—0.0%		778,303

TOTAL NET ASSETS—100.0%		$4,575,449,625

LIFESTYLE GROWTH PORTFOLIO

As of 12-31-14

AFFILIATED INVESTMENT COMPANIES (G)—100.0%

Equity—70.8%	Shares	Value
All Cap Core, Class NAV (QS Investors)	28,858,658	$384,108,731
Alpha Opportunities, Class NAV (Wellington)	57,261,066	694,004,115
Blue Chip Growth, Class NAV (T. Rowe Price)	20,522,391	680,112,042
Capital Appreciation Value, Class NAV (T. Rowe Price)	56,547,253	655,948,137
Capital Appreciation, Class NAV (Jennison)	35,257,206	606,776,518
Disciplined Value, Class NAV (Robeco)	15,161,743	287,921,504
Emerging Markets, Class NAV (DFA)	80,550,870	799,870,135
Equity-Income, Class NAV (T. Rowe Price)	33,040,921	666,104,971
Fundamental Global Franchise, Class NAV (John Hancock) (A)(1)	11,723,181	144,898,514
Fundamental Large Cap Value, Class NAV (John Hancock) (A)(1)	36,820,324	497,442,582
Global Equity, Class NAV (John Hancock) (A)(1)	13,762,980	144,098,395
Global Shareholder Yield, Class NAV (Epoch)	18,436,659	210,362,279
International Core, Class NAV (GMO)	8,558,206	264,448,567
International Growth Opportunities, Class NAV (Baillie Gifford)	17,265,301	216,852,182
International Growth Stock, Class NAV (Invesco)	18,803,446	242,376,423
International Small Cap, Class NAV (Franklin Templeton)	10,732,390	190,177,943
International Small Company, Class NAV (DFA)	19,756,195	188,474,104
International Value Equity, Class NAV (John Hancock) (A)(1)	19,312,324	154,112,346
International Value, Class NAV (Templeton)	34,325,714	515,915,483
Mid Cap Stock, Class NAV (Wellington)	24,342,443	488,552,832
Mid Value, Class NAV (T. Rowe Price)	23,780,887	378,829,529
Small Cap Core, Class NAV (Wellington)	7,398,678	73,320,901
Small Cap Growth, Class NAV (Wellington)	7,533,925	76,318,664
Small Cap Opportunities, Class NAV (Invesco/DFA)	2,797,779	73,525,626
Small Cap Value, Class NAV (Wellington)	4,337,375	84,405,313
Small Company Growth, Class NAV (Invesco)	3,537,444	69,050,916
Small Company Value, Class NAV (T. Rowe Price)	2,478,926	85,151,098
Strategic Growth, Class NAV (John Hancock) (A)(1)	38,223,128	606,601,039
U.S. Equity, Class NAV (GMO)	27,070,909	320,248,849
Value Equity, Class NAV (Barrow Hanley)	18,993,069	194,489,027
Value, Class NAV (Invesco)	13,853,078	166,236,937
Fixed income—14.2%
Active Bond, Class NAV (John Hancock/Declaration) (A)(1)	15,085,292	154,020,835
Asia Pacific Total Return Bond, Class NAV (John Hancock) (A)(1)	9,463,763	87,350,537
Core Bond, Class NAV (Wells Capital)	2,939,663	38,333,207

Fixed income—(continued)	Shares	Value
Emerging Markets Debt, Class NAV (John Hancock) (A)(1)	14,930,715	$139,900,797
Floating Rate Income, Class NAV (WAMCO)	46,732,522	418,256,072
Focused High Yield, Class NAV (John Hancock) (A)(1)	24,461,030	88,059,710
Global Bond, Class NAV (PIMCO) (I)	4,469,993	54,444,520
Global Income, Class NAV (Stone Harbor)	10,685,892	101,622,830
Global Short Duration Credit, Class NAV (John Hancock) (A)(1)	7,775,251	72,154,333
High Yield, Class NAV (WAMCO)	5,920,552	50,916,745
Real Return Bond, Class NAV (PIMCO)	6,151,888	68,408,995
Short Duration Credit Opportunities Fund, Class NAV (Stone Harbor)	22,293,162	220,479,376
Spectrum Income, Class NAV (T. Rowe Price)	13,179,629	139,176,883
Strategic Income Opportunities, Class NAV (John Hancock) (A)(1)	20,772,203	225,378,398
Total Return, Class NAV (PIMCO)	8,299,431	113,287,229
U.S. High Yield Bond, Class NAV (Wells Capital)	5,050,026	57,923,800
Alternative and specialty—15.0%
Absolute Return Currency, Class NAV (First Quadrant)	36,120,341	331,584,734
Financial Industries, Class NAV (John Hancock) (A)(1)	16,196,463	283,276,142
Global Absolute Return Strategies, Class NAV (Standard Life)	15,785,926	172,382,309
Global Real Estate, Class NAV (Deutsche)	7,798,535	72,604,362
Health Sciences, Class NAV (T. Rowe Price)	9,943,780	162,282,489
Natural Resources, Class NAV (RS Investments/Wellington)	12,273,998	159,930,191
Real Estate Equity, Class NAV (T. Rowe Price)	6,047,596	72,692,102
Redwood, Class NAV (Robeco)	10,971,653	120,797,897
Science & Technology, Class NAV (T. Rowe Price/Allianz)	28,665,217	364,908,209
Seaport, Class NAV (Wellington) (I)	4,475,646	45,875,369
Technical Opportunities, Class NAV (Wellington)	27,863,282	365,566,255
Total Investments (Lifestyle Growth Portfolio)
(Cost $11,857,874,504)—100.0%		$14,342,350,028
Other assets and liabilities, net—0.0%		2,422,969

TOTAL NET ASSETS—100.0%		$14,344,772,997

LIFESTYLE BALANCED PORTFOLIO

As of 12-31-14

AFFILIATED INVESTMENT COMPANIES (G)—100.0%

Equity—52.6%	Shares	Value
All Cap Core, Class NAV (QS Investors)	18,314,663	$243,768,169
Alpha Opportunities, Class NAV (Wellington)	41,403,053	501,805,001
Blue Chip Growth, Class NAV (T. Rowe Price)	15,783,054	523,050,404
Capital Appreciation Value, Class NAV (T. Rowe Price)	56,661,302	657,271,098
Capital Appreciation, Class NAV (Jennison)	25,370,046	436,618,489
Disciplined Value, Class NAV (Robeco)	12,273,904	233,081,446
Emerging Markets, Class NAV (DFA)	55,752,323	553,620,567
Equity-Income, Class NAV (T. Rowe Price)	25,165,019	507,326,786
Fundamental Global Franchise, Class NAV (John Hancock) (A)(1)	10,922,464	135,001,653
Fundamental Large Cap Value, Class NAV (John Hancock) (A)(1)	27,247,049	368,107,638
Global Equity, Class NAV (John Hancock) (A)(1)	13,262,545	138,858,843
Global Shareholder Yield, Class NAV (Epoch)	18,119,666	206,745,389

SEE NOTES TO FINANCIAL STATEMENTS

LIFESTYLE BALANCED PORTFOLIO

(continued)

Equity—(continued)	Shares	Value
International Core, Class NAV (GMO)	7,161,571	$221,292,529
International Growth Opportunities, Class NAV (Baillie Gifford)	14,146,749	177,683,164
International Growth Stock, Class NAV (Invesco)	15,365,863	198,065,979
International Small Cap, Class NAV (Franklin Templeton)	8,228,088	145,801,713
International Small Company, Class NAV (DFA)	15,096,820	144,023,663
International Value Equity, Class NAV (John Hancock) (A)(1)	15,871,023	126,650,762
International Value, Class NAV (Templeton)	28,361,797	426,277,806
Mid Cap Stock, Class NAV (Wellington)	17,879,075	358,833,034
Mid Value, Class NAV (T. Rowe Price)	17,823,947	283,935,477
Small Cap Core, Class NAV (Wellington)	5,858,570	58,058,425
Small Cap Growth, Class NAV (Wellington)	5,982,643	60,604,171
Small Cap Opportunities, Class NAV (Invesco/DFA)	2,221,554	58,382,429
Small Cap Value, Class NAV (Wellington)	3,528,159	68,657,984
Small Company Growth, Class NAV (Invesco)	2,790,140	54,463,524
Small Company Value, Class NAV (T. Rowe Price)	2,029,769	69,722,568
Strategic Growth, Class NAV (John Hancock) (A)(1)	27,529,692	436,896,207
U.S. Equity, Class NAV (GMO)	25,974,572	307,279,191
Value Equity, Class NAV (Barrow Hanley)	13,560,434	138,858,843
Value, Class NAV (Invesco)	10,658,702	127,904,423
Fixed income—34.0%
Active Bond, Class NAV (John Hancock/Declaration) (A)(1)	52,703,716	538,104,937
Asia Pacific Total Return Bond, Class NAV (John Hancock) (A)(1)	16,906,695	156,048,798
Core Bond, Class NAV (Wells Capital)	15,079,228	196,633,129
Emerging Markets Debt, Class NAV (John Hancock) (A)(1)	21,087,058	197,585,737
Floating Rate Income, Class NAV (WAMCO)	99,612,529	891,532,139
Focused High Yield, Class NAV (John Hancock) (A)(1)	46,513,241	167,447,668
Global Bond, Class NAV (PIMCO) (I)	15,162,448	184,678,621
Global Income, Class NAV (Stone Harbor)	19,287,222	183,421,481
Global Short Duration Credit, Class NAV (John Hancock) (A)(1)	18,071,510	167,703,611
High Yield, Class NAV (WAMCO)	12,246,463	105,319,579
Investment Quality Bond, Class NAV (Wellington)	15,874,804	196,371,324
Real Return Bond, Class NAV (PIMCO)	13,349,453	148,445,922
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	54,067,343	534,726,018
Spectrum Income, Class NAV (T. Rowe Price)	35,470,819	374,571,851
Strategic Income Opportunities, Class NAV (John Hancock) (A)(1)	55,931,757	606,859,566
Total Return, Class NAV (PIMCO)	27,283,892	372,425,125
U.S. High Yield Bond, Class NAV (Wells Capital)	10,532,498	120,807,752
Alternative and specialty—13.4%
Absolute Return Currency, Class NAV (First Quadrant)	38,174,313	350,440,190
Financial Industries, Class NAV (John Hancock) (A)(1)	14,284,709	249,839,560
Global Absolute Return Strategies, Class NAV (Standard Life)	19,535,967	213,332,762
Global Real Estate, Class NAV (Deutsche)	12,359,581	115,067,695
Health Sciences, Class NAV (T. Rowe Price)	9,080,630	148,195,886
Natural Resources, Class NAV (RS Investments/Wellington)	12,385,561	161,383,864

Alternative and specialty—(continued)	Shares	Value
Real Estate Equity, Class NAV (T. Rowe Price)	6,382,013	$76,711,796
Redwood, Class NAV (Robeco)	11,119,638	122,427,213
Science & Technology, Class NAV (T. Rowe Price/Allianz)	24,224,245	308,374,633
Seaport, Class NAV (Wellington) (I)	4,439,014	45,499,890
Technical Opportunities, Class NAV (Wellington)	17,621,949	231,199,974
Total Investments (Lifestyle Balanced Portfolio)
(Cost $13,045,012,177)—100.0%		$15,133,804,096
Other assets and liabilities, net—0.0%		2,040,483

TOTAL NET ASSETS—100.0%		$15,135,844,579

LIFESTYLE MODERATE PORTFOLIO

As of 12-31-14

AFFILIATED INVESTMENT COMPANIES (G)—100.0%

Equity—38.0%	Shares	Value
Alpha Opportunities, Class NAV (Wellington)	8,448,036	$102,390,192
Blue Chip Growth, Class NAV (T. Rowe Price)	3,865,064	128,088,217
Capital Appreciation Value, Class NAV (T. Rowe Price)	16,641,788	193,044,745
Capital Appreciation, Class NAV (Jennison)	5,969,754	102,739,467
Emerging Markets, Class NAV (DFA)	9,732,275	96,641,490
Equity-Income, Class NAV (T. Rowe Price)	7,785,636	156,958,424
Fundamental Global Franchise, Class NAV (John Hancock) (A)(1)	3,212,952	39,712,084
Fundamental Large Cap Value, Class NAV (John Hancock) (A)(1)	11,329,665	153,063,769
Global Equity, Class NAV (John Hancock) (A)(1)	3,663,615	38,358,045
Global Shareholder Yield, Class NAV (Epoch)	5,115,861	58,371,979
International Core, Class NAV (GMO)	1,461,546	45,161,786
International Growth Opportunities, Class NAV (Baillie Gifford)	2,850,400	35,801,021
International Growth Stock, Class NAV (Invesco)	3,094,207	39,884,329
International Small Cap, Class NAV (Franklin Templeton)	1,770,496	31,373,180
International Small Company, Class NAV (DFA)	3,294,259	31,427,234
International Value Equity, Class NAV (John Hancock) (A)(1)	3,262,367	26,033,686
International Value, Class NAV (Templeton)	5,943,123	89,325,143
Mid Cap Stock, Class NAV (Wellington)	3,645,628	73,167,747
Mid Value, Class NAV (T. Rowe Price)	5,015,859	79,902,627
Small Cap Growth, Class NAV (Wellington)	1,582,268	16,028,371
Small Cap Value, Class NAV (Wellington)	958,885	18,659,895
Small Company Growth, Class NAV (Invesco)	723,081	14,114,536
Small Company Value, Class NAV (T. Rowe Price)	543,228	18,659,895
Strategic Growth, Class NAV (John Hancock) (A)(1)	6,476,831	102,787,313
U.S. Equity, Class NAV (GMO)	7,765,351	91,864,098
Fixed income—54.6%
Active Bond, Class NAV (John Hancock/Declaration) (A)(1)	36,930,439	377,059,785
Asia Pacific Total Return Bond, Class NAV (John Hancock) (A)(1)	8,464,238	78,124,916
Core Bond, Class NAV (Wells Capital)	10,882,488	141,907,640
Emerging Markets Debt, Class NAV (John Hancock) (A)(1)	9,137,253	85,616,060
Floating Rate Income, Class NAV (WAMCO)	45,762,612	409,575,381
Focused High Yield, Class NAV (John Hancock) (A)(1)	19,734,978	71,045,920
Global Bond, Class NAV (PIMCO) (I)	8,992,596	109,529,823

SEE NOTES TO FINANCIAL STATEMENTS

LIFESTYLE MODERATE PORTFOLIO

(continued)

Fixed Income—(continued)	Shares	Value
Global Income, Class NAV (Stone Harbor)	7,842,103	$74,578,403
Global Short Duration Credit, Class NAV (John Hancock) (A)(1)	5,577,807	51,762,046
High Yield, Class NAV (WAMCO)	5,609,743	48,243,793
Investment Quality Bond, Class NAV (Wellington)	11,465,478	141,827,964
Real Return Bond, Class NAV (PIMCO)	5,489,534	61,043,616
Short Duration Credit Opportunities Fund, Class NAV (Stone Harbor)	19,727,274	195,102,743
Spectrum Income, Class NAV (T. Rowe Price)	13,995,897	147,796,670
Strategic Income Opportunities, Class NAV (John Hancock) (A)(1)	21,717,775	235,637,863
Total Return, Class NAV (PIMCO)	20,156,289	275,133,338
U.S. High Yield Bond, Class NAV (Wells Capital)	4,689,932	53,793,519
Alternative and specialty—7.4%
Absolute Return Currency, Class NAV (First Quadrant)	11,747,892	107,845,644
Enduring Equity, Class NAV (Wellington)	2,223,322	23,922,942
Global Absolute Return Strategies, Class NAV (Standard Life)	7,414,353	80,964,730
Global Real Estate, Class NAV (Deutsche)	2,569,596	23,922,942
Natural Resources, Class NAV (RS Investments/Wellington)	2,735,344	35,641,528
Real Estate Equity, Class NAV (T. Rowe Price)	1,990,261	23,922,942
Redwood, Class NAV (Robeco)	3,333,133	36,697,793
Seaport, Class NAV (Wellington) (I)	1,292,187	13,244,915
Total Investments (Lifestyle Moderate Portfolio)
(Cost $4,277,189,378)—100.0%		$4,687,502,189
Other assets and liabilities, net—0.0%		471,599

TOTAL NET ASSETS—100.0%		$4,687,973,788

LIFESTYLE CONSERVATIVE PORTFOLIO

As of 12-31-14

AFFILIATED INVESTMENT COMPANIES (G)—100.0%

Equity—18.1%	Shares	Value
Alpha Opportunities, Class NAV (Wellington)	2,759,454	$33,444,580
Blue Chip Growth, Class NAV (T. Rowe Price)	1,698,804	56,298,379
Capital Appreciation Value, Class NAV (T. Rowe Price)	9,272,222	107,557,775
Capital Appreciation, Class NAV (Jennison)	863,699	14,864,259
Emerging Markets, Class NAV (DFA)	3,036,374	30,151,192
Equity-Income, Class NAV (T. Rowe Price)	2,912,761	58,721,253
Fundamental Global Franchise, Class NAV (John Hancock) (A)(1)	1,743,784	21,553,175
Fundamental Large Cap Value, Class NAV (John Hancock) (A)(1)	3,884,677	52,481,981
Global Equity, Class NAV (John Hancock) (A)(1)	2,652,709	27,773,867
Global Shareholder Yield, Class NAV (Epoch)	2,725,983	31,103,461
International Core, Class NAV (GMO)	601,305	18,580,323
International Growth Stock, Class NAV (Invesco)	2,162,179	27,870,485
International Value, Class NAV (Templeton)	3,337,783	50,166,873
Mid Cap Stock, Class NAV (Wellington)	1,406,479	28,228,026
Mid Value, Class NAV (T. Rowe Price)	1,252,918	19,958,983

Equity—(continued)	Shares	Value
Small Cap Growth, Class NAV (Wellington)	917,094	$9,290,162
Small Cap Value, Class NAV (Wellington)	248,247	4,830,884
Small Company Value, Class NAV (T. Rowe Price)	139,555	4,793,723
Strategic Growth, Class NAV (John Hancock) (A)(1)	947,632	15,038,914
U.S. Equity, Class NAV (GMO)	4,036,469	47,751,431
Fixed income—71.6%
Active Bond, Class NAV (John Hancock/Declaration) (A)(1)	41,206,273	420,716,051
Asia Pacific Total Return Bond, Class NAV (John Hancock) (A)(1)	7,198,186	66,439,256
Core Bond, Class NAV (Wells Capital)	12,142,221	158,334,561
Core High Yield, Class NAV (John Hancock) (A)(2)	7,288,442	75,143,837
Emerging Markets Debt, Class NAV (John Hancock) (A)(1)	9,530,113	89,297,159
Floating Rate Income, Class NAV (WAMCO)	41,250,877	369,195,351
Global Bond, Class NAV (PIMCO) (I)	9,607,335	117,017,345
Global Income, Class NAV (Stone Harbor)	4,680,293	44,509,588
Global Short Duration Credit, Class NAV (John Hancock) (A)(1)	3,986,943	36,998,831
High Yield, Class NAV (WAMCO)	1,941,075	16,693,248
Investment Quality Bond, Class NAV (Wellington)	12,790,592	158,219,623
Real Return Bond, Class NAV (PIMCO)	8,666,245	96,368,646
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	16,978,600	167,918,351
Short Term Government Income, Class NAV (John Hancock) (A)(1)	15,382,657	149,057,946
Spectrum Income, Class NAV (T. Rowe Price)	12,318,101	130,079,143
Strategic Income Opportunities, Class NAV (John Hancock) (A)(1)	19,130,248	207,563,189
Total Return, Class NAV (PIMCO)	21,351,049	291,441,822
U.S. High Yield Bond, Class NAV (Wells Capital)	2,003,370	22,978,654
Alternative and specialty—10.3%
Absolute Return Currency, Class NAV (First Quadrant)	14,287,229	131,156,760
Enduring Equity, Class NAV (Wellington)	6,907,183	74,321,293
Global Absolute Return Strategies, Class NAV (Standard Life)	8,353,235	91,217,327
Global Real Estate, Class NAV (Deutsche)	1,995,738	18,580,323
Natural Resources, Class NAV (RS Investments/Wellington)	1,047,873	13,653,786
Real Estate Equity, Class NAV (T. Rowe Price)	1,545,784	18,580,323
Redwood, Class NAV (Robeco)	1,984,264	21,846,744
Seaport, Class NAV (Wellington) (I)	751,000	7,697,750
Total Investments (Lifestyle Conservative Portfolio)
(Cost $3,497,993,457)—100.0%		$3,655,486,633
Other assets and liabilities, net—0.0%		379,683

TOTAL NET ASSETS—100.0%		$3,655,866,316

(A)	The subadvisor is an affiliate of the advisor.

(G)	The portfolio’s subadvisor is shown parenthetically.

(I)	Non-income producing.

(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 12-31-14

	Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio	Lifestyle Balanced Portfolio	Lifestyle Moderate Portfolio	Lifestyle Conservative Portfolio
Assets
Investments in affiliated underlying funds, at value	$4,574,671,322	$14,342,350,028	$15,133,804,096	$4,687,502,189	$3,655,486,633
Cash	593	1,745	2,059	847	753
Receivable for investments sold	41,309,125	104,736,223	114,203,148	25,320,206	18,397,245
Receivable for fund shares sold	1,261,793	6,915,811	7,230,453	2,533,717	5,468,308
Dividends and interest receivable	212,686	7,882,277	15,846,653	6,521,638	5,884,791
Receivable due from advisor	11,372	38,846	45,255	16,344	11,051
Other assets	60,378	105,780	115,576	85,739	75,781
Total assets	4,617,527,269	14,462,030,710	15,271,247,240	4,721,980,680	3,685,324,562
Liabilities
Payable for investments purchased	—	7,487,454	15,770,526	6,568,459	5,960,554
Payable for fund shares repurchased	41,881,298	109,182,250	118,988,008	27,174,456	23,261,896
Distributions payable	—	773	—	17	978
Payable to affiliates
Accounting and legal services fees	52,168	163,086	172,118	53,189	41,560
Transfer agent fees	58,881	238,548	279,848	111,705	102,010
Trustees’ fees	103	264	294	98	99
Distribution and service fees	9,282	25,586	28,554	11,212	10,473
Other liabilities and accrued expenses	75,912	159,752	163,313	87,756	80,676
Total liabilities	42,077,644	117,257,713	135,402,661	34,006,892	29,458,246
Net assets	$4,575,449,625	$14,344,772,997	$15,135,844,579	$4,687,973,788	$3,655,866,316
Net assets consist of
Paid-in capital	3,499,940,816	11,445,829,443	12,838,756,812	4,207,295,266	3,470,054,237
Undistributed net investment income (loss)	—	—	13,799	8,878	—
Accumulated undistributed net realized gain (loss) on investments	130,861,212	414,468,030	208,282,049	70,356,833	28,318,903
Net unrealized appreciation (depreciation) on investments	944,647,597	2,484,475,524	2,088,791,919	410,312,811	157,493,176
Net assets	$4,575,449,625	$14,344,772,997	$15,135,844,579	$4,687,973,788	$3,655,866,316
Investments in affiliated underlying funds, at cost	$3,630,023,725	$11,857,874,504	$13,045,012,177	$4,277,189,378	$3,497,993,457
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A1: Net assets	$392,876,659	$1,534,756,870	$1,785,849,386	$662,268,181	$599,851,155
Shares outstanding	24,118,390	93,890,419	114,873,203	46,947,635	45,117,964
Net asset value and redemption price per share	$16.29	$16.35	$15.55	$14.11	$13.30
Class B1: Net assets	$21,901,117	$100,476,400	$98,083,782	$38,779,589	$38,546,136
Shares outstanding	1,341,555	6,130,515	6,311,695	2,751,100	2,898,112
Net asset value, offering price and redemption price per share	$16.33	$16.39	$15.54	$14.10	$13.30
Class C1: Net assets	$169,491,791	$739,087,532	$892,070,718	$410,982,176	$377,854,420
Shares outstanding	10,377,101	45,136,569	57,351,355	29,131,820	28,420,154
Net asset value, offering price and redemption price per share	$16.33	$16.37	$15.55	$14.11	$13.30
Class R1: Net assets	$7,860,041	$21,546,341	$19,620,239	$8,329,465	$9,618,461
Shares outstanding	481,570	1,312,997	1,267,056	591,284	723,753
Net asset value, offering price and redemption price per share	$16.32	$16.41	$15.48	$14.09	$13.29
Class R2: Net assets	$4,651,176	$12,273,728	$10,447,075	$4,380,693	$5,145,315
Shares outstanding	286,765	754,551	674,987	311,466	387,419
Net asset value, offering price and redemption price per share	$16.22	$16.27	$15.48	$14.06	$13.28
Class R3: Net assets	$6,857,621	$23,357,468	$29,587,435	$10,386,231	$10,950,675
Shares outstanding	421,579	1,430,471	1,907,650	737,733	825,688
Net asset value, offering price and redemption price per share	$16.27	$16.33	$15.51	$14.08	$13.26
Class R4: Net assets	$7,325,564	$28,805,851	$40,246,404	$13,578,455	$9,470,759
Shares outstanding	450,992	1,763,906	2,593,585	966,048	713,607
Net asset value, offering price and redemption price per share	$16.24	$16.33	$15.52	$14.06	$13.27
Class R5: Net assets	$12,056,316	$38,108,387	$40,934,542	$11,851,955	$12,504,057
Shares outstanding	741,478	2,330,891	2,635,157	842,413	941,404
Net asset value, offering price and redemption price per share	$16.26	$16.35	$15.53	$14.07	$13.28

STATEMENTS OF ASSETS AND LIABILITIES 12-31-14

(Continued)

	Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio	Lifestyle Balanced Portfolio	Lifestyle Moderate Portfolio	Lifestyle Conservative Portfolio
Class R6: Net assets	$15,365,465	$37,266,826	$38,733,165	$19,646,139	$8,420,464
Shares outstanding	946,452	2,289,513	2,503,833	1,397,915	634,689
Net asset value, offering price and redemption price per share	$16.23	$16.28	$15.47	$14.05	$13.27
Class 1: Net assets	$3,937,063,875	$11,575,893,681	$12,040,891,843	$3,455,436,893	$2,583,504,874
Shares outstanding	242,655,044	710,946,353	778,662,576	245,603,305	194,680,382
Net asset value, offering price and redemption price per share	$16.22	$16.28	$15.46	$14.07	$13.27
Class 5: Net assets	—	$233,199,913	$139,379,990	$52,334,011	—
Shares outstanding	—	14,339,002	9,009,946	3,723,467	—
Net asset value, offering price and redemption price per share	—	$16.26	$15.47	$14.06	—
Maximum public offering price per share:
Class A (net asset value per share ÷ 95%)[2]	$17.15	$17.21	$16.37	$14.85	$14.00

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

STATEMENTS OF OPERATIONS For the year ended 12-31-14

	Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio	Lifestyle Balanced Portfolio	Lifestyle Moderate Portfolio	Lifestyle Conservative Portfolio
Investment income
Income distributions received from affiliated underlying funds	$46,466,246	$221,571,841	$328,790,914	$130,834,953	$115,044,397
Expenses
Investment management fees	2,736,454	8,788,660	9,415,091	2,652,324	2,252,552
Distribution and service fees	5,223,081	18,789,123	21,202,274	8,247,331	7,339,623
Transfer agent fees	735,568	2,900,066	3,376,174	1,373,629	1,267,896
Accounting and legal services fees	594,690	1,831,216	1,935,619	601,221	473,831
State registration fees	168,236	242,047	285,727	198,695	206,700
Professional fees	92,659	176,056	181,785	89,061	79,824
Printing and postage	68,351	231,761	240,331	96,820	82,138
Custodian fees	10,874	10,874	10,874	10,874	10,874
Trustees’ fees	71,493	220,038	232,491	71,931	56,570
Registration and filing fees	24,088	28,616	37,217	29,064	24,427
Other	28,748	76,498	80,869	29,466	24,787
Total expenses before reductions	9,754,242	33,294,955	36,998,452	13,400,416	11,819,222
Net expense reductions	(1,029,947)	(3,204,717)	(3,417,412)	(836,657)	(903,030)
Total expenses	8,724,295	30,090,238	33,581,040	12,563,759	10,916,192
Net investment income (loss)	37,741,951	191,481,603	295,209,874	118,271,194	104,128,205
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	129,102,449	326,120,978	292,609,455	44,931,231	90,280,631
Capital gain distributions received from affiliated underlying funds	317,087,228	882,477,531	724,006,800	151,656,096	63,957,666
	446,189,677	1,208,598,509	1,016,616,255	196,587,327	154,238,297
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(270,830,241)	(736,837,677)	(679,174,213)	(139,447,482)	(125,714,439)
Net realized and unrealized gain (loss)	175,359,436	471,760,832	337,442,042	57,139,845	28,523,858
Increase (decrease) in net assets from operations	$213,101,387	$663,242,435	$632,651,916	$175,411,039	$132,652,063

STATEMENTS OF CHANGES IN NET ASSETS

	Lifestyle Aggressive Portfolio		Lifestyle Growth Portfolio		Lifestyle Balanced Portfolio
	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
Increase (decrease) in net assets
From operations
Net investment income (loss)	$37,741,951	$35,644,645	$191,481,603	$178,532,438	$295,209,874	$269,118,956
Net realized gain (loss)	446,189,677	368,704,840	1,208,598,509	1,022,981,442	1,016,616,255	861,942,456
Change in net unrealized appreciation (depreciation)	(270,830,241)	578,414,860	(736,837,677)	1,414,701,976	(679,174,213)	963,605,452
Increase (decrease) in net assets resulting from operations	213,101,387	982,764,345	663,242,435	2,616,215,856	632,651,916	2,094,666,864
Distributions to shareholders
From net investment income
Class A	(2,118,650)	(1,829,862)	(16,454,555)	(13,356,130)	(29,129,870)	(21,376,136)
Class B	—	—	(339,160)	(380,853)	(901,230)	(961,209)
Class C	—	—	(2,570,439)	(2,125,033)	(8,391,473)	(6,453,447)
Class R1	(5,068)	(12,551)	(142,144)	(154,920)	(251,058)	(226,393)
Class R2	(18,893)	(9,861)	(114,068)	(79,681)	(141,280)	(64,137)
Class R3	(6,961)	(17,687)	(167,702)	(181,436)	(422,560)	(474,210)
Class R4	(33,740)	(40,346)	(327,672)	(258,741)	(700,724)	(1,301,359)
Class R5	(91,439)	(81,440)	(515,684)	(487,021)	(815,466)	(777,921)
Class R6	(144,827)	(46,494)	(551,171)	(261,721)	(738,819)	(345,883)
Class 1	(35,522,058)	(35,154,943)	(166,874,083)	(163,090,608)	(250,847,955)	(240,212,611)
Class 5	—	—	(3,440,644)	(2,858,963)	(2,854,396)	(2,223,201)
From net realized gain
Class A	(6,195,870)	(5,116,141)	(26,018,189)	(16,666,435)	(18,299,499)	(13,910,498)
Class B	(297,396)	(347,082)	(1,714,620)	(1,570,541)	(1,003,173)	(1,109,045)
Class C	(2,362,421)	(2,164,511)	(12,625,482)	(8,521,014)	(9,097,013)	(7,326,092)
Class R1	(123,013)	(156,956)	(365,396)	(296,805)	(199,944)	(185,331)
Class R2	(75,542)	(35,636)	(209,131)	(114,185)	(105,996)	(50,816)
Class R3	(108,790)	(140,301)	(380,162)	(320,115)	(301,461)	(343,479)
Class R4	(116,196)	(116,571)	(486,939)	(307,031)	(409,929)	(741,492)
Class R5	(191,899)	(170,063)	(644,305)	(489,670)	(417,111)	(393,895)
Class R6	(244,491)	(82,241)	(633,588)	(249,329)	(396,008)	(202,606)
Class 1	(63,217,911)	(62,184,875)	(198,435,263)	(155,368,856)	(124,295,986)	(118,365,069)
Class 5	—	—	(3,955,133)	(2,636,727)	(1,421,827)	(1,128,595)
Total distributions	(110,875,165)	(107,707,561)	(436,965,530)	(369,775,815)	(451,142,778)	(418,173,425)
From portfolio share transactions	(143,712,179)	(55,880,079)	(22,997,756)	71,568,089	9,194,090	316,441,678
Total increase (decrease)	(41,485,957)	819,176,705	203,279,149	2,318,008,130	190,703,228	1,992,935,117
Net assets
Beginning of year	4,616,935,582	3,797,758,877	14,141,493,848	11,823,485,718	14,945,141,351	12,952,206,234
End of year	$4,575,449,625	$4,616,935,582	$14,344,772,997	$14,141,493,848	$15,135,844,579	$14,945,141,351
Undistributed net investment income (loss)	—	—	—	—	$13,799	—

STATEMENTS OF CHANGES IN NET ASSETS

(Continued)

	Lifestyle Moderate Portfolio		Lifestyle Conservative Portfolio
	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
Increase (decrease) in net assets
From operations
Net investment income (loss)	$118,271,194	$107,511,614	$104,128,205	$102,557,228
Net realized gain (loss)	196,587,327	199,395,981	154,238,297	106,136,903
Change in net unrealized appreciation (depreciation)	(139,447,482)	134,909,315	(125,714,439)	(22,161,643)
Increase (decrease) in net assets resulting from operations	175,411,039	441,816,910	132,652,063	186,532,488
Distributions to shareholders
From net investment income
Class A	(14,634,395)	(10,758,926)	(15,214,977)	(12,659,360)
Class B	(619,812)	(615,216)	(760,189)	(813,589)
Class C	(6,312,704)	(4,876,047)	(6,980,446)	(6,135,530)
Class R1	(164,644)	(173,924)	(200,543)	(183,436)
Class R2	(80,799)	(38,097)	(86,316)	(29,444)
Class R3	(196,401)	(202,575)	(250,455)	(255,650)
Class R4	(297,984)	(282,178)	(233,794)	(237,534)
Class R5	(298,432)	(287,371)	(382,522)	(419,211)
Class R6	(489,660)	(199,116)	(205,322)	(114,023)
Class 1	(93,767,521)	(90,626,992)	(79,821,425)	(83,143,027)
Class 5	(1,399,599)	(1,174,103)	—	—
From net realized gain
Class A	(16,532,992)	(3,542,509)	(20,731,473)	(1,722,677)
Class B	(974,299)	(294,845)	(1,350,991)	(153,456)
Class C	(10,313,452)	(2,368,701)	(13,220,884)	(1,158,964)
Class R1	(207,153)	(66,525)	(334,521)	(28,299)
Class R2	(109,708)	(16,001)	(178,596)	(5,296)
Class R3	(253,873)	(76,008)	(381,078)	(37,573)
Class R4	(339,944)	(84,389)	(324,521)	(29,650)
Class R5	(295,766)	(85,285)	(435,897)	(47,914)
Class R6	(503,733)	(69,977)	(292,139)	(15,631)
Class 1	(87,194,751)	(23,163,384)	(90,670,250)	(9,032,983)
Class 5	(1,312,858)	(308,248)	—	—
Total distributions	(236,300,480)	(139,310,417)	(232,056,339)	(116,223,247)
From portfolio share transactions	116,724,948	102,689,663	14,875,041	(320,084,684)
Total increase (decrease)	55,835,507	405,196,156	(84,529,235)	(249,775,443)
Net assets
Beginning of year	4,632,138,281	4,226,942,125	3,740,395,551	3,990,170,994
End of year	$4,687,973,788	$4,632,138,281	$3,655,866,316	$3,740,395,551
Undistributed net investment income (loss)	$8,878	—	—	—

Financial highlights

Lifestyle Aggressive Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]	Net assets, end of period (in millions) ($)		Portfolio turnover (%)
Class A
12-31-2014	15.94	0.10	0.60	0.70	(0.09)	(0.26)	—	(0.35)	16.29	4.39	0.53		0.47		0.59	393		18
12-31-2013	12.95	0.09	3.24	3.33	(0.09)	(0.25)	—	(0.34)	15.94	25.70	0.54		0.52		0.58	337		21
12-31-2012	11.30	0.08	1.71	1.79	(0.08)	(0.06)	—	(0.14)	12.95	15.83	0.58		0.57		0.66	239		21
12-31-2011	12.34	0.05	(0.92)	(0.87)	(0.05)	(0.12)	—	(0.17)	11.30	(7.09)	0.58		0.58		0.39	200		25
12-31-2010	10.82	0.04	1.64	1.68	(0.04)	(0.12)	—	(0.16)	12.34	15.50	0.62	[6]	0.61		0.34	185		19
Class B
12-31-2014	15.98	(0.06)	0.63	0.57	—	(0.22)	—	(0.22)	16.33	3.58	1.28		1.26		(0.36)	22		18
12-31-2013	12.98	(0.05)	3.26	3.21	—	(0.21)	—	(0.21)	15.98	24.73	1.32	[6]	1.32		(0.33)	27		21
12-31-2012	11.33	(0.02)	1.71	1.69	—	(0.04)	—	(0.04)	12.98	14.94	1.37	[6]	1.35		(0.18)	24		21
12-31-2011	12.37	(0.05)	(0.92)	(0.97)	—	(0.07)	—	(0.07)	11.33	(7.83)	1.38	[6]	1.35		(0.45)	23		25
12-31-2010	10.86	(0.05)	1.64	1.59	—	(0.08)	—	(0.08)	12.37	14.61	1.40	[6]	1.35		(0.46)	24		19
Class C
12-31-2014	15.99	(0.03)	0.60	0.57	—	(0.23)	—	(0.23)	16.33	3.56	1.23		1.21		(0.19)	169		18
12-31-2013	12.98	(0.02)	3.25	3.23	—	(0.22)	—	(0.22)	15.99	24.90	1.24		1.23		(0.17)	159		21
12-31-2012	11.33	(0.01)	1.71	1.70	—	(0.05)	—	(0.05)	12.98	15.00	1.28		1.27		(0.11)	121		21
12-31-2011	12.37	(0.04)	(0.92)	(0.96)	—	(0.08)	—	(0.08)	11.33	(7.76)	1.29		1.28		(0.36)	112		25
12-31-2010	10.86	(0.04)	1.63	1.59	—	(0.08)	—	(0.08)	12.37	14.61	1.34	[6]	1.33		(0.39)	111		19
Class R1
12-31-2014	15.98	(0.03)	0.64	0.61	(0.01)	(0.26)	—	(0.27)	16.32	3.82	1.02		1.00		(0.18)	8		18
12-31-2013	12.98	0.01	3.26	3.27	(0.02)	(0.25)	—	(0.27)	15.98	25.18	0.95		0.94		0.10	10		21
12-31-2012	11.33	0.02	1.73	1.75	(0.04)	(0.06)	—	(0.10)	12.98	15.42	0.97		0.96		0.19	9		21
12-31-2011	12.38	(0.02)	(0.91)	(0.93)	—	(0.12)	—	(0.12)	11.33	(7.49)	0.99		0.98		(0.14)	8		25
12-31-2010	10.87	— [7]	1.63	1.63	—	(0.12)	—	(0.12)	12.38	14.99	0.96	[6]	0.96		(0.03)	8		19
Class R2
12-31-2014	15.88	0.14	0.53	0.67	(0.07)	(0.26)	—	(0.33)	16.22	4.19	1.01		0.62		0.85	5		18
12-31-2013	12.89	0.13	3.18	3.31	(0.07)	(0.25)	—	(0.32)	15.88	25.66	1.59		0.62		0.89	2		21
12-31-2012[8]	12.49	0.09	0.44	0.53	(0.07)	(0.06)	—	(0.13)	12.89	4.27 [9]	16.29	[10]	0.62	[10]	0.69 [9]	—	[11]	21	[12]
Class R3
12-31-2014	15.92	(0.01)	0.64	0.63	(0.02)	(0.26)	—	(0.28)	16.27	3.94	0.94		0.92		(0.06)	7		18
12-31-2013	12.93	— [7]	3.27	3.27	(0.03)	(0.25)	—	(0.28)	15.92	25.29	0.85		0.85		0.02	9		21
12-31-2012	11.28	0.03	1.72	1.75	(0.04)	(0.06)	—	(0.10)	12.93	15.53	0.88		0.88		0.27	10		21
12-31-2011	12.33	(0.01)	(0.90)	(0.91)	(0.02)	(0.12)	—	(0.14)	11.28	(7.41)	0.87		0.87		(0.06)	10		25
12-31-2010	10.82	0.01	1.63	1.64	(0.01)	(0.12)	—	(0.13)	12.33	15.21	0.85		0.84		0.06	12		19
Class R4
12-31-2014	15.90	0.09	0.59	0.68	(0.08)	(0.26)	—	(0.34)	16.24	4.25	0.68		0.56		0.53	7		18
12-31-2013	12.91	0.07	3.25	3.32	(0.08)	(0.25)	—	(0.33)	15.90	25.76	0.59		0.48		0.45	8		21
12-31-2012	11.27	0.06	1.73	1.79	(0.09)	(0.06)	—	(0.15)	12.91	15.86	0.59		0.53		0.52	8		21
12-31-2011	12.32	0.04	(0.92)	(0.88)	(0.05)	(0.12)	—	(0.17)	11.27	(7.13)	0.61		0.61		0.33	8		25
12-31-2010	10.81	0.04	1.64	1.68	(0.05)	(0.12)	—	(0.17)	12.32	15.56	0.55		0.55		0.34	8		19
Class R5
12-31-2014	15.92	0.12	0.61	0.73	(0.13)	(0.26)	—	(0.39)	16.26	4.56	0.28		0.26		0.75	12		18
12-31-2013	12.92	0.12	3.25	3.37	(0.12)	(0.25)	—	(0.37)	15.92	26.08	0.25		0.25		0.81	11		21
12-31-2012	11.27	0.08	1.75	1.83	(0.12)	(0.06)	—	(0.18)	12.92	16.22	0.27		0.26		0.62	9		21
12-31-2011	12.31	0.08	(0.91)	(0.83)	(0.09)	(0.12)	—	(0.21)	11.27	(6.76)	0.26		0.25		0.67	12		25
12-31-2010	10.80	0.08	1.63	1.71	(0.08)	(0.12)	—	(0.20)	12.31	15.84	0.26		0.25		0.68	11		19
Class R6
12-31-2014	15.89	0.20	0.56	0.76	(0.16)	(0.26)	—	(0.42)	16.23	4.76	0.26		0.06		1.24	15		18
12-31-2013	12.89	0.18	3.21	3.39	(0.14)	(0.25)	—	(0.39)	15.89	26.30	0.38		0.11		1.26	5		21
12-31-2012	11.24	0.36	1.49	1.85	(0.14)	(0.06)	—	(0.20)	12.89	16.43	2.57		0.11		2.88	2		21
12-31-2011[13]	11.68	0.11	(0.33)	(0.22)	(0.10)	(0.12)	—	(0.22)	11.24	(1.87)[9]	16.56	[10]	0.11	[10]	0.95 [9]	—	[11]	25	[14]

Lifestyle Aggressive Portfolio (continued)

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions) ($)	Portfolio turnover (%)
Class 1
12-31-2014	15.88	0.14	0.61	0.75	(0.15)	(0.26)	—	(0.41)	16.22	4.71	0.13	0.11	0.88	3,937	18
12-31-2013	12.89	0.13	3.25	3.38	(0.14)	(0.25)	—	(0.39)	15.88	26.23	0.11	0.11	0.91	4,048	21
12-31-2012	11.24	0.13	1.72	1.85	(0.14)	(0.06)	—	(0.20)	12.89	16.43	0.12	0.11	1.05	3,375	21
12-31-2011	12.28	0.10	(0.92)	(0.82)	(0.10)	(0.12)	—	(0.22)	11.24	(6.66)	0.11	0.11	0.78	3,164	25
12-31-2010	10.77	0.09	1.63	1.72	(0.09)	(0.12)	—	(0.21)	12.28	16.01	0.12	0.11	0.79	3,499	19

1  Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

2  Based on average daily shares outstanding.

3  Does not reflect the effect of sales charges, if any.

4  Total returns would have been lower had certain expenses not been reduced during the applicable periods.

5  Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.67%–2.85%, 0.69%–3.11%, 0.73%–1.48%, 0.48%–1.40% and 0.48%–1.39%, for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

6  Includes the impact of expense recapture for the following periods ended: 12-31-13: 0.04% of average net assets for Class B shares. 12-31-12: 0.04% of average net assets for Class B shares. 12-31-11: 0.05% of average net assets for Class B shares. 12-31-10: 0.03%, 0.03%, 0.05%, and 0.05% of average net assets for Class A, Class B, Class C and Class R1 shares, respectively.

7  Less than $0.005 per share.

8  The inception date for Class R2 shares is 3-1-12.

9  Not annualized.

10 Annualized.

11 Less than $500,000.

12 The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

13 The inception date for Class R6 shares is 9-1-11.

14 The portfolio turnover is shown for the period from 1-1-11 to 12-31-11.

FINANCIAL HIGHLIGHTS (continued)

Lifestyle Growth Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions) ($)		Portfolio turnover (%)
Class A
12-31-2014	16.09	0.19	0.54	0.73	(0.18)	(0.29)	—	(0.47)	16.35	4.48	0.52		0.47		1.14		1,535		16
12-31-2013	13.53	0.17	2.78	2.95	(0.17)	(0.22)	—	(0.39)	16.09	21.81	0.53		0.52		1.13		1,274		20
12-31-2012	11.96	0.17	1.62	1.79	(0.16)	(0.06)	—	(0.22)	13.53	15.01	0.57		0.56		1.28		890		23
12-31-2011	12.89	0.15	(0.83)	(0.68)	(0.14)	(0.11)	—	(0.25)	11.96	(5.30)	0.58		0.57		1.14		699		24
12-31-2010	11.50	0.19	1.51	1.70	(0.18)	(0.13)	—	(0.31)	12.89	14.77	0.56		0.55		1.58		593		19
Class B
12-31-2014	16.14	0.04	0.56	0.60	(0.06)	(0.29)	—	(0.35)	16.39	3.65	1.23		1.21		0.23		100		16
12-31-2013	13.57	0.04	2.80	2.84	(0.05)	(0.22)	—	(0.27)	16.14	20.93	1.24		1.24		0.29		119		20
12-31-2012	12.00	0.06	1.64	1.70	(0.07)	(0.06)	—	(0.13)	13.57	14.18	1.28		1.28		0.50		108		23
12-31-2011	12.92	0.05	(0.81)	(0.76)	(0.05)	(0.11)	—	(0.16)	12.00	(5.91)	1.31	[6]	1.30		0.37		93		24
12-31-2010	11.54	0.08	1.51	1.59	(0.08)	(0.13)	—	(0.21)	12.92	13.81	1.36	[6]	1.35		0.69		89		19
Class C
12-31-2014	16.12	0.06	0.54	0.60	(0.06)	(0.29)	—	(0.35)	16.37	3.66	1.22		1.20		0.38		739		16
12-31-2013	13.56	0.06	2.77	2.83	(0.05)	(0.22)	—	(0.27)	16.12	20.88	1.23		1.23		0.39		646		20
12-31-2012	11.99	0.07	1.63	1.70	(0.07)	(0.06)	—	(0.13)	13.56	14.21	1.27		1.26		0.52		485		23
12-31-2011	12.91	0.05	(0.81)	(0.76)	(0.05)	(0.11)	—	(0.16)	11.99	(5.90)	1.28		1.27		0.38		422		24
12-31-2010	11.53	0.10	1.51	1.61	(0.10)	(0.13)	—	(0.23)	12.91	13.93	1.25		1.25		0.84		404		19
Class R1
12-31-2014	16.15	0.10	0.56	0.66	(0.11)	(0.29)	—	(0.40)	16.41	4.04	0.89		0.87		0.62		22		16
12-31-2013	13.58	0.10	2.80	2.90	(0.11)	(0.22)	—	(0.33)	16.15	21.36	0.88		0.88		0.69		23		20
12-31-2012	12.01	0.13	1.63	1.76	(0.13)	(0.06)	—	(0.19)	13.58	14.67	0.87		0.86		0.97		19		23
12-31-2011	12.95	0.09	(0.81)	(0.72)	(0.11)	(0.11)	—	(0.22)	12.01	(5.59)	0.92		0.92		0.70		16		24
12-31-2010	11.57	0.15	1.50	1.65	(0.14)	(0.13)	—	(0.27)	12.95	14.28	0.87		0.86		1.24		15		19
Class R2
12-31-2014	16.02	0.18	0.51	0.69	(0.15)	(0.29)	—	(0.44)	16.27	4.29	0.73		0.62		1.07		12		16
12-31-2013	13.47	0.26	2.66	2.92	(0.15)	(0.22)	—	(0.37)	16.02	21.67	0.90	[6]	0.62		1.72		9		20
12-31-2012[7]	13.05	0.16	0.48	0.64	(0.16)	(0.06)	—	(0.22)	13.47	4.90 [8]	16.20	[9]	0.62	[9]	1.21	[8]	—	[10]	23	[11]
Class R3
12-31-2014	16.08	0.11	0.55	0.66	(0.12)	(0.29)	—	(0.41)	16.33	4.09	0.82		0.80		0.69		23		16
12-31-2013	13.52	0.12	2.78	2.90	(0.12)	(0.22)	—	(0.34)	16.08	21.45	0.79		0.79		0.79		24		20
12-31-2012	11.95	0.11	1.65	1.76	(0.13)	(0.06)	—	(0.19)	13.52	14.77	0.81		0.81		0.83		19		23
12-31-2011	12.88	0.10	(0.81)	(0.71)	(0.11)	(0.11)	—	(0.22)	11.95	(5.50)	0.81		0.81		0.80		22		24
12-31-2010	11.50	0.15	1.51	1.66	(0.15)	(0.13)	—	(0.28)	12.88	14.46	0.81		0.81		1.24		23		19
Class R4
12-31-2014	16.08	0.21	0.52	0.73	(0.19)	(0.29)	—	(0.48)	16.33	4.49	0.51		0.39		1.26		29		16
12-31-2013	13.51	0.18	2.79	2.97	(0.18)	(0.22)	—	(0.40)	16.08	21.99	0.50		0.40		1.20		24		20
12-31-2012	11.95	0.16	1.65	1.81	(0.19)	(0.06)	—	(0.25)	13.51	15.11	0.50		0.44		1.21		19		23
12-31-2011	12.88	0.14	(0.81)	(0.67)	(0.15)	(0.11)	—	(0.26)	11.95	(5.18)	0.52		0.52		1.08		17		24
12-31-2010	11.50	0.19	1.51	1.70	(0.19)	(0.13)	—	(0.32)	12.88	14.80	0.48		0.48		1.57		19		19
Class R5
12-31-2014	16.10	0.22	0.55	0.77	(0.23)	(0.29)	—	(0.52)	16.35	4.71	0.19		0.17		1.34		38		16
12-31-2013	13.52	0.21	2.80	3.01	(0.21)	(0.22)	—	(0.43)	16.10	22.29	0.18		0.18		1.40		37		20
12-31-2012	11.95	0.21	1.63	1.84	(0.21)	(0.06)	—	(0.27)	13.52	15.43	0.18		0.18		1.58		32		23
12-31-2011	12.88	0.19	(0.82)	(0.63)	(0.19)	(0.11)	—	(0.30)	11.95	(4.92)	0.21		0.20		1.49		26		24
12-31-2010	11.50	0.21	1.52	1.73	(0.22)	(0.13)	—	(0.35)	12.88	15.06	0.21		0.21		1.80		22		19
Class R6
12-31-2014	16.03	0.30	0.49	0.79	(0.25)	(0.29)	—	(0.54)	16.28	4.86	0.17		0.06		1.81		37		16
12-31-2013	13.47	0.29	2.71	3.00	(0.22)	(0.22)	—	(0.44)	16.03	22.31	0.19		0.11		1.95		19		20
12-31-2012	11.90	0.58	1.27	1.85	(0.22)	(0.06)	—	(0.28)	13.47	15.60	2.23		0.11		4.39		3		23
12-31-2011[12]	12.34	0.19	(0.32)	(0.13)	(0.20)	(0.11)	—	(0.31)	11.90	(1.07)	15.94	[9]	0.10	[9]	1.58	[8]	—	[10]	24	[13]

Lifestyle Growth Portfolio (continued)

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions) ($)	Portfolio turnover (%)
Class 1
12-31-2014	16.03	0.23	0.55	0.78	(0.24)	(0.29)	—	(0.53)	16.28	4.80	0.13	0.11	1.41	11,576	16
12-31-2013	13.47	0.22	2.78	3.00	(0.22)	(0.22)	—	(0.44)	16.03	22.31	0.11	0.11	1.45	11,766	20
12-31-2012	11.91	0.21	1.63	1.84	(0.22)	(0.06)	—	(0.28)	13.47	15.50	0.11	0.11	1.64	10,106	23
12-31-2011	12.84	0.19	(0.81)	(0.62)	(0.20)	(0.11)	—	(0.31)	11.91	(4.84)	0.11	0.11	1.50	9,411	24
12-31-2010	11.45	0.23	1.52	1.75	(0.23)	(0.13)	—	(0.36)	12.84	15.30	0.11	0.11	1.92	10,305	19
Class 5
12-31-2014	16.01	0.25	0.54	0.79	(0.25)	(0.29)	—	(0.54)	16.26	4.86	0.08	0.06	1.53	233	16
12-31-2013	13.46	0.24	2.76	3.00	(0.23)	(0.22)	—	(0.45)	16.01	22.31	0.06	0.06	1.60	201	20
12-31-2012	11.90	0.23	1.62	1.85	(0.23)	(0.06)	—	(0.29)	13.46	15.57	0.06	0.06	1.78	142	23
12-31-2011	12.82	0.21	(0.81)	(0.60)	(0.21)	(0.11)	—	(0.32)	11.90	(4.72)	0.06	0.06	1.63	111	24
12-31-2010	11.44	0.25	1.50	1.75	(0.24)	(0.13)	—	(0.37)	12.82	15.28	0.06	0.06	2.07	98	19

1  Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

2  Based on average daily shares outstanding.

3  Does not reflect the effect of sales charges, if any.

4  Total returns would have been lower had certain expenses not been reduced during the applicable periods.

5  Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of the underlying funds held by the portfolio. The range of expense ratio of the underlying funds held by the portfolio was as follows: 0.55%–2.85%, 0.63%–3.11%, 0.63%–1.48%, 0.48%–1.40% and 0.48%–1.39% for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

6  Includes the impact of expense recapture for the following periods ended: 12-31-13: 0.01% of average net assets for Class R2 shares. 12-31-11: 0.02% of average net assets for Class B shares. 12-31-10: 0.07% of average net assets for Class B shares.

7  The inception date for Class R2 shares is 3-1-12.

8  Not annualized.

9  Annualized.

10 Less than $500,000.

11 The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

12 The inception date for Class R6 shares is 9-1-11.

13 The portfolio turnover is shown for the period from 1-1-11 to 12-31-11.

FINANCIAL HIGHLIGHTS (continued)

Lifestyle Balanced Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions) ($)		Portfolio turnover (%)
Class A
12-31-2014	15.36	0.28	0.34	0.62	(0.27)	(0.16)	—	(0.43)	15.55	4.00	0.52		0.47		1.77		1,786		15
12-31-2013	13.61	0.25	1.89	2.14	(0.24)	(0.15)	—	(0.39)	15.36	15.76	0.53		0.51		1.69		1,461		19
12-31-2012	12.26	0.26	1.40	1.66	(0.24)	(0.07)	—	(0.31)	13.61	13.59	0.56		0.56		1.96		1,043		20
12-31-2011	12.96	0.28	(0.62)	(0.34)	(0.26)	(0.10)	—	(0.36)	12.26	(2.62)	0.57		0.57		2.17		751		23
12-31-2010	11.85	0.31	1.23	1.54	(0.30)	(0.13)	—	(0.43)	12.96	13.13	0.54		0.54		2.55		588		19
Class B
12-31-2014	15.35	0.13	0.37	0.50	(0.15)	(0.16)	—	(0.31)	15.54	3.21	1.24		1.22		0.85		98		15
12-31-2013	13.61	0.12	1.90	2.02	(0.13)	(0.15)	—	(0.28)	15.35	14.84	1.28		1.28		0.81		116		19
12-31-2012	12.26	0.16	1.41	1.57	(0.15)	(0.07)	—	(0.22)	13.61	12.80	1.29		1.28		1.18		107		20
12-31-2011	12.96	0.18	(0.61)	(0.43)	(0.17)	(0.10)	—	(0.27)	12.26	(3.30)	1.29		1.29		1.41		85		23
12-31-2010	11.85	0.20	1.24	1.44	(0.20)	(0.13)	—	(0.33)	12.96	12.23	1.31	[6]	1.31		1.67		74		19
Class C
12-31-2014	15.37	0.16	0.33	0.49	(0.15)	(0.16)	—	(0.31)	15.55	3.18	1.22		1.20		1.00		892		15
12-31-2013	13.62	0.14	1.89	2.03	(0.13)	(0.15)	—	(0.28)	15.37	14.93	1.23		1.23		0.96		767		19
12-31-2012	12.27	0.16	1.41	1.57	(0.15)	(0.07)	—	(0.22)	13.62	12.81	1.26		1.26		1.19		579		20
12-31-2011	12.97	0.18	(0.61)	(0.43)	(0.17)	(0.10)	—	(0.27)	12.27	(3.29)	1.27		1.27		1.37		484		23
12-31-2010	11.86	0.22	1.23	1.45	(0.21)	(0.13)	—	(0.34)	12.97	12.34	1.24		1.24		1.82		448		19
Class R1
12-31-2014	15.30	0.19	0.35	0.54	(0.20)	(0.16)	—	(0.36)	15.48	3.52	0.92		0.91		1.22		20		15
12-31-2013	13.57	0.18	1.88	2.06	(0.18)	(0.15)	—	(0.33)	15.30	15.23	0.90		0.90		1.21		19		19
12-31-2012	12.22	0.20	1.42	1.62	(0.20)	(0.07)	—	(0.27)	13.57	13.29	0.86		0.86		1.52		17		20
12-31-2011	12.92	0.22	(0.60)	(0.38)	(0.22)	(0.10)	—	(0.32)	12.22	(2.94)	0.94		0.94		1.68		16		23
12-31-2010	11.82	0.26	1.23	1.49	(0.26)	(0.13)	—	(0.39)	12.92	12.75	0.88		0.88		2.17		15		19
Class R2
12-31-2014	15.29	0.29	0.30	0.59	(0.24)	(0.16)	—	(0.40)	15.48	3.87	0.79		0.62		1.86		10		15
12-31-2013	13.56	0.34	1.76	2.10	(0.22)	(0.15)	—	(0.37)	15.29	15.59	1.09	[6]	0.62		2.30		5		19
12-31-2012[7]	13.15	0.24	0.48	0.72	(0.24)	(0.07)	—	(0.31)	13.56	5.48 [8]	16.33	[9]	0.61	[9]	1.78	[8]	—	[10]	20	[11]
Class R3
12-31-2014	15.33	0.20	0.36	0.56	(0.22)	(0.16)	—	(0.38)	15.51	3.64	0.80		0.78		1.27		30		15
12-31-2013	13.59	0.19	1.90	2.09	(0.20)	(0.15)	—	(0.35)	15.33	15.43	0.77		0.77		1.31		35		19
12-31-2012	12.24	0.21	1.42	1.63	(0.21)	(0.07)	—	(0.28)	13.59	13.38	0.78		0.77		1.62		33		20
12-31-2011	12.94	0.23	(0.59)	(0.36)	(0.24)	(0.10)	—	(0.34)	12.24	(2.82)	0.79		0.78		1.79		36		23
12-31-2010	11.83	0.28	1.23	1.51	(0.27)	(0.13)	—	(0.40)	12.94	12.89	0.79		0.79		2.28		39		19
Class R4
12-31-2014	15.33	0.28	0.35	0.63	(0.28)	(0.16)	—	(0.44)	15.52	4.12	0.49		0.37		1.78		40		15
12-31-2013	13.59	0.26	1.89	2.15	(0.26)	(0.15)	—	(0.41)	15.33	15.90	0.46		0.35		1.76		77		19
12-31-2012	12.24	0.28	1.40	1.68	(0.26)	(0.07)	—	(0.33)	13.59	13.77	0.46		0.39		2.10		70		20
12-31-2011	12.94	0.28	(0.60)	(0.32)	(0.28)	(0.10)	—	(0.38)	12.24	(2.52)	0.50		0.50		2.13		26		23
12-31-2010	11.84	0.31	1.23	1.54	(0.31)	(0.13)	—	(0.44)	12.94	13.19	0.45		0.45		2.53		29		19
Class R5
12-31-2014	15.35	0.31	0.34	0.65	(0.31)	(0.16)	—	(0.47)	15.53	4.25	0.19		0.17		1.96		41		15
12-31-2013	13.60	0.28	1.91	2.19	(0.29)	(0.15)	—	(0.44)	15.35	16.20	0.17		0.17		1.93		41		19
12-31-2012	12.26	0.28	1.42	1.70	(0.29)	(0.07)	—	(0.36)	13.60	13.96	0.17		0.17		2.13		39		20
12-31-2011	12.96	0.31	(0.60)	(0.29)	(0.31)	(0.10)	—	(0.41)	12.26	(2.23)	0.18		0.18		2.42		42		23
12-31-2010	11.85	0.35	1.23	1.58	(0.34)	(0.13)	—	(0.47)	12.96	13.52	0.18		0.18		2.89		38		19
Class R6
12-31-2014	15.29	0.36	0.31	0.67	(0.33)	(0.16)	—	(0.49)	15.47	4.38	0.16		0.06		2.29		39		15
12-31-2013	13.55	0.36	1.83	2.19	(0.30)	(0.15)	—	(0.45)	15.29	16.26	0.17		0.11		2.49		21		19
12-31-2012	12.21	0.46	1.25	1.71	(0.30)	(0.07)	—	(0.37)	13.55	14.09	1.15		0.11		3.50		5		20
12-31-2011[12]	12.56	0.21	(0.24)	(0.03)	(0.22)	(0.10)	—	(0.32)	12.21	(0.22)[8]	16.36	[9]	0.10	[9]	1.69	[8]	—	[10]	23	[13]

Lifestyle Balanced Portfolio (continued)

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions) ($)	Portfolio turnover (%)
Class 1
12-31-2014	15.28	0.32	0.34	0.66	(0.32)	(0.16)	—	(0.48)	15.46	4.33	0.13	0.11	2.02	12,041	15
12-31-2013	13.55	0.29	1.89	2.18	(0.30)	(0.15)	—	(0.45)	15.28	16.18	0.11	0.11	2.00	12,284	19
12-31-2012	12.21	0.30	1.41	1.71	(0.30)	(0.07)	—	(0.37)	13.55	14.09	0.11	0.11	2.31	10,974	20
12-31-2011	12.90	0.32	(0.59)	(0.27)	(0.32)	(0.10)	—	(0.42)	12.21	(2.10)	0.11	0.11	2.49	9,822	23
12-31-2010	11.80	0.35	1.23	1.58	(0.35)	(0.13)	—	(0.48)	12.90	13.57	0.11	0.11	2.88	10,003	19
Class 5
12-31-2014	15.29	0.34	0.33	0.67	(0.33)	(0.16)	—	(0.49)	15.47	4.38	0.08	0.06	2.14	139	15
12-31-2013	13.55	0.31	1.89	2.20	(0.31)	(0.15)	—	(0.46)	15.29	16.31	0.06	0.06	2.15	118	19
12-31-2012	12.21	0.33	1.39	1.72	(0.31)	(0.07)	—	(0.38)	13.55	14.14	0.06	0.06	2.49	85	20
12-31-2011	12.91	0.34	(0.61)	(0.27)	(0.33)	(0.10)	—	(0.43)	12.21	(2.13)	0.06	0.06	2.65	60	23
12-31-2010	11.80	0.37	1.23	1.60	(0.36)	(0.13)	—	(0.49)	12.91	13.71	0.06	0.06	3.07	49	19

1  Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

2  Based on average daily shares outstanding.

3  Does not reflect the effect of sales charges, if any.

4  Total returns would have been lower had certain expenses not been reduced during the applicable periods.

5  Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.55%–2.85%, 0.62%–3.11%, 0.63%–1.48%, 0.48%–1.40% and 0.48%–1.39%, for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

6  Includes the impact of expense recapture for the following periods ended: 12-31-13: less than 0.005% of average net assets for Class R2 shares. 12-31-10: 0.03% of average net assets for Class B shares.

7  The inception date for Class R2 shares is 3-1-12.

8  Not annualized.

9  Annualized.

10 Less than $500,000.

11 The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

12 The inception date for Class R6 shares is 9-1-11.

13 The portfolio turnover is shown for the period from 1-1-11 to 12-31-11.

FINANCIAL HIGHLIGHTS (continued)

Lifestyle Moderate Portfolio

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions) ($)		Portfolio turnover (%)
Class A
12-31-2014	14.29	0.35	0.17	0.52	(0.33)	(0.37)	—	(0.70)	14.11	3.63		0.52		0.47		2.36		662		14
12-31-2013	13.35	0.31	1.02	1.33	(0.30)	(0.09)	—	(0.39)	14.29	10.05		0.53		0.52		2.22		551		17
12-31-2012	12.28	0.33	1.13	1.46	(0.31)	(0.08)	—	(0.39)	13.35	11.94		0.57		0.57		2.50		399		18
12-31-2011	12.63	0.38	(0.29)	0.09	(0.35)	(0.09)	—	(0.44)	12.28	0.73		0.58		0.58		2.96		299		19
12-31-2010	11.77	0.41	0.97	1.38	(0.39)	(0.13)	—	(0.52)	12.63	11.85		0.55		0.55		3.37		220		20
Class B
12-31-2014	14.28	0.21	0.20	0.41	(0.22)	(0.37)	—	(0.59)	14.10	2.84		1.25		1.24		1.43		39		14
12-31-2013	13.34	0.19	1.04	1.23	(0.20)	(0.09)	—	(0.29)	14.28	9.23		1.26		1.25		1.36		45		17
12-31-2012	12.27	0.23	1.14	1.37	(0.22)	(0.08)	—	(0.30)	13.34	11.14		1.30		1.30		1.74		45		18
12-31-2011	12.63	0.28	(0.29)	(0.01)	(0.26)	(0.09)	—	(0.35)	12.27	(0.08)		1.32		1.32		2.22		35		19
12-31-2010	11.76	0.30	0.99	1.29	(0.29)	(0.13)	—	(0.42)	12.63	11.05		1.34	[6]	1.34		2.50		26		20
Class C
12-31-2014	14.30	0.23	0.17	0.40	(0.22)	(0.37)	—	(0.59)	14.11	2.79		1.22		1.21		1.59		411		14
12-31-2013	13.35	0.20	1.04	1.24	(0.20)	(0.09)	—	(0.29)	14.30	9.34		1.23		1.23		1.47		366		17
12-31-2012	12.28	0.23	1.14	1.37	(0.22)	(0.08)	—	(0.30)	13.35	11.17		1.27		1.27		1.77		288		18
12-31-2011	12.64	0.28	(0.29)	(0.01)	(0.26)	(0.09)	—	(0.35)	12.28	(0.05)		1.28		1.28		2.21		227		19
12-31-2010	11.77	0.32	0.98	1.30	(0.30)	(0.13)	—	(0.43)	12.64	11.15		1.25		1.25		2.67		183		20
Class R1
12-31-2014	14.28	0.24	0.20	0.44	(0.26)	(0.37)	—	(0.63)	14.09	3.07		1.01		1.00		1.65		8		14
12-31-2013	13.35	0.23	1.04	1.27	(0.25)	(0.09)	—	(0.34)	14.28	9.55		0.94		0.94		1.68		10		17
12-31-2012	12.27	0.27	1.15	1.42	(0.26)	(0.08)	—	(0.34)	13.35	11.58		0.96		0.96		2.10		10		18
12-31-2011	12.63	0.30	(0.27)	0.03	(0.30)	(0.09)	—	(0.39)	12.27	0.21		1.03		1.03		2.32		7		19
12-31-2010	11.76	0.33	1.00	1.33	(0.33)	(0.13)	—	(0.46)	12.63	11.45		0.98	[6]	0.98		2.72		7		20
Class R2
12-31-2014	14.25	0.36	0.13	0.49	(0.31)	(0.37)	—	(0.68)	14.06	3.41		1.02		0.62		2.50		4		14
12-31-2013	13.32	0.39	0.92	1.31	(0.29)	(0.09)	—	(0.38)	14.25	9.92		1.68	[6]	0.62		2.82		2		17
12-31-2012[7]	12.96	0.30	0.45	0.75	(0.31)	(0.08)	—	(0.39)	13.32	5.80	[8]	16.03	[9]	0.62	[9]	2.29	[8]	—	[10]	18	[11]
Class R3
12-31-2014	14.27	0.27	0.19	0.46	(0.28)	(0.37)	—	(0.65)	14.08	3.16		0.89		0.87		1.82		10		14
12-31-2013	13.33	0.25	1.04	1.29	(0.26)	(0.09)	—	(0.35)	14.27	9.70		0.84		0.84		1.82		11		17
12-31-2012	12.26	0.27	1.16	1.43	(0.28)	(0.08)	—	(0.36)	13.33	11.64		0.88		0.88		2.08		10		18
12-31-2011	12.62	0.32	(0.27)	0.05	(0.32)	(0.09)	—	(0.41)	12.26	0.38		0.88		0.88		2.54		10		19
12-31-2010	11.76	0.35	0.99	1.34	(0.35)	(0.13)	—	(0.48)	12.62	11.56		0.87		0.87		2.87		10		20
Class R4
12-31-2014	14.25	0.34	0.18	0.52	(0.34)	(0.37)	—	(0.71)	14.06	3.60		0.57		0.45		2.36		14		14
12-31-2013	13.31	0.31	1.03	1.34	(0.31)	(0.09)	—	(0.40)	14.25	10.17		0.55		0.44		2.19		13		17
12-31-2012	12.24	0.33	1.14	1.47	(0.32)	(0.08)	—	(0.40)	13.31	12.02		0.57		0.51		2.51		11		18
12-31-2011	12.60	0.36	(0.28)	0.08	(0.35)	(0.09)	—	(0.44)	12.24	0.65		0.63		0.63		2.81		8		19
12-31-2010	11.74	0.40	0.97	1.37	(0.38)	(0.13)	—	(0.51)	12.60	11.84		0.60	[6]	0.60		3.30		7		20
Class R5
12-31-2014	14.26	0.36	0.18	0.54	(0.36)	(0.37)	—	(0.73)	14.07	3.78		0.27		0.26		2.45		12		14
12-31-2013	13.32	0.35	1.02	1.37	(0.34)	(0.09)	—	(0.43)	14.26	10.39		0.25		0.25		2.53		13		17
12-31-2012	12.26	0.31	1.19	1.50	(0.36)	(0.08)	—	(0.44)	13.32	12.26		0.27		0.27		2.41		9		18
12-31-2011	12.62	0.41	(0.28)	0.13	(0.40)	(0.09)	—	(0.49)	12.26	1.00		0.24		0.24		3.21		15		19
12-31-2010	11.75	0.46	0.97	1.43	(0.43)	(0.13)	—	(0.56)	12.62	12.35		0.24		0.24		3.75		11		20
Class R6
12-31-2014	14.24	0.42	0.15	0.57	(0.39)	(0.37)	—	(0.76)	14.05	3.99		0.21		0.06		2.90		20		14
12-31-2013	13.31	0.45	0.93	1.38	(0.36)	(0.09)	—	(0.45)	14.24	10.49		0.32		0.11		3.22		11		17
12-31-2012	12.24	0.62	0.90	1.52	(0.37)	(0.08)	—	(0.45)	13.31	12.50		4.79		0.11		4.66		2		18
12-31-2011[12]	12.51	0.24	(0.17)	0.07	(0.25)	(0.09)	—	(0.34)	12.24	0.60	[8]	16.24	[9]	0.11	[9]	1.94	[8]	—	[10]	19	[13]

Lifestyle Moderate Portfolio (continued)

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions) ($)	Portfolio turnover (%)
Class 1
12-31-2014	14.26	0.38	0.18	0.56	(0.38)	(0.37)	—	(0.75)	14.07	3.93	0.12	0.11	2.62	3,455	14
12-31-2013	13.32	0.35	1.04	1.39	(0.36)	(0.09)	—	(0.45)	14.26	10.55	0.11	0.11	2.51	3,562	17
12-31-2012	12.25	0.37	1.15	1.52	(0.37)	(0.08)	—	(0.45)	13.32	12.49	0.11	0.11	2.87	3,414	18
12-31-2011	12.61	0.41	(0.27)	0.14	(0.41)	(0.09)	—	(0.50)	12.25	1.12	0.11	0.11	3.26	3,057	19
12-31-2010	11.74	0.44	1.00	1.44	(0.44)	(0.13)	—	(0.57)	12.61	12.43	0.11	0.11	3.66	3,026	20
Class 5
12-31-2014	14.24	0.40	0.18	0.58	(0.39)	(0.37)	—	(0.76)	14.06	4.06	0.07	0.06	2.72	52	14
12-31-2013	13.31	0.36	1.03	1.39	(0.37)	(0.09)	—	(0.46)	14.24	10.54	0.06	0.06	2.62	48	17
12-31-2012	12.24	0.39	1.14	1.53	(0.38)	(0.08)	—	(0.46)	13.31	12.56	0.06	0.06	3.03	39	18
12-31-2011	12.60	0.44	(0.29)	0.15	(0.42)	(0.09)	—	(0.51)	12.24	1.17	0.06	0.06	3.43	27	19
12-31-2010	11.73	0.47	0.97	1.44	(0.44)	(0.13)	—	(0.57)	12.60	12.50	0.06	0.06	3.87	22	20

1  Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

2  Based on average daily shares outstanding.

3  Does not reflect the effect of sales charges, if any.

4  Total returns would have been lower had certain expenses not been reduced during the applicable periods.

5  Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of the underlying funds held by the portfolio. The range of expense ratio of the underlying funds held by the portfolio was as follows: 0.55%–2.85%, 0.62%–3.11%, 0.63%–1.48%, 0.48%–1.40% and 0.48%–1.14% for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

6  Includes the impact of expense recapture for the following periods ended: 12-31-13: 0.01% of average net assets for Class R2 shares. 12-31-10: 0.04%, 0.05% and 0.02%, for Class B, Class R1, and Class R4 shares, respectively, of average net assets.

7  The inception date for Class R2 shares is 3-1-12.

8  Not annualized.

9  Annualized.

10 Less than $500,000.

11 The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

12 The inception date for Class R6 shares is 9-1-11.

13 The portfolio turnover is shown for the period from 1-1-11 to 12-31-11.

FINANCIAL HIGHLIGHTS (continued)

Lifestyle Conservative Portfolio

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions) ($)		Portfolio turnover (%)
Class A
12-31-2014	13.68	0.37	0.10	0.47	(0.37)	(0.48)	—	(0.85)	13.30	3.44		0.53		0.47		2.67		600		22
12-31-2013	13.44	0.33	0.29	0.62	(0.33)	(0.05)	—	(0.38)	13.68	4.66		0.54		0.52		2.44		530		17
12-31-2012	12.63	0.38	0.88	1.26	(0.37)	(0.08)	—	(0.45)	13.44	10.03		0.56		0.56		2.89		472		14
12-31-2011	12.77	0.46	(0.11)	0.35	(0.43)	(0.06)	—	(0.49)	12.63	2.75		0.58		0.58		3.61		340		15
12-31-2010	12.15	0.48	0.71	1.19	(0.45)	(0.12)	—	(0.57)	12.77	9.96		0.55		0.55		3.78		218		24
Class B
12-31-2014	13.68	0.24	0.12	0.36	(0.26)	(0.48)	—	(0.74)	13.30	2.65		1.25		1.24		1.75		39		22
12-31-2013	13.44	0.22	0.30	0.52	(0.23)	(0.05)	—	(0.28)	13.68	3.87		1.26		1.26		1.65		47		17
12-31-2012	12.63	0.28	0.88	1.16	(0.27)	(0.08)	—	(0.35)	13.44	9.24		1.30		1.30		2.13		48		14
12-31-2011	12.77	0.35	(0.10)	0.25	(0.33)	(0.06)	—	(0.39)	12.63	2.01		1.31		1.31		2.75		37		15
12-31-2010	12.15	0.37	0.73	1.10	(0.36)	(0.12)	—	(0.48)	12.77	9.16		1.29	[6]	1.29		2.96		28		24
Class C
12-31-2014	13.68	0.27	0.09	0.36	(0.26)	(0.48)	—	(0.74)	13.30	2.66		1.23		1.21		1.91		378		22
12-31-2013	13.43	0.23	0.30	0.53	(0.23)	(0.05)	—	(0.28)	13.68	3.98		1.24		1.24		1.71		355		17
12-31-2012	12.62	0.29	0.88	1.17	(0.28)	(0.08)	—	(0.36)	13.43	9.28		1.26		1.26		2.17		335		14
12-31-2011	12.77	0.36	(0.11)	0.25	(0.34)	(0.06)	—	(0.40)	12.62	1.95		1.28		1.28		2.81		254		15
12-31-2010	12.14	0.39	0.72	1.11	(0.36)	(0.12)	—	(0.48)	12.77	9.28		1.24		1.24		3.10		189		24
Class R1
12-31-2014	13.68	0.30	0.09	0.39	(0.30)	(0.48)	—	(0.78)	13.29	2.86		1.00		0.99		2.14		10		22
12-31-2013	13.43	0.27	0.30	0.57	(0.27)	(0.05)	—	(0.32)	13.68	4.31		0.91		0.91		1.97		9		17
12-31-2012	12.62	0.31	0.88	1.19	(0.30)	(0.08)	—	(0.38)	13.43	9.52		1.07		1.07		2.36		9		14
12-31-2011	12.78	0.33	(0.05)	0.28	(0.38)	(0.06)	—	(0.44)	12.62	2.19		1.06		1.06		2.57		7		15
12-31-2010	12.15	0.41	0.74	1.15	(0.40)	(0.12)	—	(0.52)	12.78	9.56		0.93	[6]	0.93		3.24		8		24
Class R2
12-31-2014	13.67	0.46	(0.02)	0.44	(0.35)	(0.48)	—	(0.83)	13.28	3.21		1.13		0.62		3.30		5		22
12-31-2013	13.42	0.39	0.23	0.62	(0.32)	(0.05)	—	(0.37)	13.67	4.67		2.55		0.62		2.86		2		17
12-31-2012[7]	13.12	0.35	0.39	0.74	(0.36)	(0.08)	—	(0.44)	13.42	5.73	[8]	10.39	[9]	0.62	[9]	2.64	[8]	—	[10]	14	[11]
Class R3
12-31-2014	13.65	0.31	0.10	0.41	(0.32)	(0.48)	—	(0.80)	13.26	3.01		0.88		0.86		2.21		11		22
12-31-2013	13.41	0.30	0.28	0.58	(0.29)	(0.05)	—	(0.34)	13.65	4.39		0.75		0.75		2.18		11		17
12-31-2012	12.60	0.31	0.91	1.22	(0.33)	(0.08)	—	(0.41)	13.41	9.71		0.97		0.97		2.38		11		14
12-31-2011	12.76	0.40	(0.11)	0.29	(0.39)	(0.06)	—	(0.45)	12.60	2.30		0.88		0.88		3.08		10		15
12-31-2010	12.14	0.42	0.74	1.16	(0.42)	(0.12)	—	(0.54)	12.76	9.68		0.86		0.86		3.36		11		24
Class R4
12-31-2014	13.66	0.36	0.10	0.46	(0.37)	(0.48)	—	(0.85)	13.27	3.36		0.63		0.51		2.62		9		22
12-31-2013	13.42	0.34	0.29	0.63	(0.34)	(0.05)	—	(0.39)	13.66	4.72		0.58		0.48		2.51		9		17
12-31-2012	12.61	0.36	0.90	1.26	(0.37)	(0.08)	—	(0.45)	13.42	10.06		0.60		0.54		2.72		8		14
12-31-2011	12.76	0.45	(0.11)	0.34	(0.43)	(0.06)	—	(0.49)	12.61	2.65		0.63		0.63		3.50		9		15
12-31-2010	12.13	0.47	0.72	1.19	(0.44)	(0.12)	—	(0.56)	12.76	9.90		0.67	[6]	0.67		3.77		7		24
Class R5
12-31-2014	13.67	0.38	0.12	0.50	(0.41)	(0.48)	—	(0.89)	13.28	3.64		0.26		0.24		2.75		13		22
12-31-2013	13.43	0.37	0.30	0.67	(0.38)	(0.05)	—	(0.43)	13.67	5.03		0.17		0.17		2.70		15		17
12-31-2012	12.62	0.41	0.89	1.30	(0.41)	(0.08)	—	(0.49)	13.43	10.37		0.31		0.31		3.11		15		14
12-31-2011	12.77	0.50	(0.12)	0.38	(0.47)	(0.06)	—	(0.53)	12.62	3.00		0.24		0.24		3.91		16		15
12-31-2010	12.15	0.50	0.74	1.24	(0.50)	(0.12)	—	(0.62)	12.77	10.34		0.23		0.23		3.96		9		24
Class R6
12-31-2014	13.65	0.47	0.06	0.53	(0.43)	(0.48)	—	(0.91)	13.27	3.87		0.42		0.06		3.41		8		22
12-31-2013	13.42	0.43	0.24	0.67	(0.39)	(0.05)	—	(0.44)	13.65	5.05		0.43		0.11		3.19		5		17
12-31-2012	12.61	0.51	0.81	1.32	(0.43)	(0.08)	—	(0.51)	13.42	10.56		2.50		0.11		3.83		2		14
12-31-2011[12]	12.81	0.27	(0.12)	0.15	(0.29)	(0.06)	—	(0.35)	12.61	1.16	[8]	16.16	[9]	0.11	[9]	2.13	[8]	—	[10]	15	[13]

Lifestyle Conservative Portfolio (continued)

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From tax return of capital capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions) ($)	Portfolio turnover (%)
Class 1
12-31-2014	13.66	0.41	0.10	0.51	(0.42)	(0.48)	—	(0.90)	13.27	3.74	0.13	0.11	2.94	2,584	22
12-31-2013	13.42	0.38	0.30	0.68	(0.39)	(0.05)	—	(0.44)	13.66	5.12	0.11	0.11	2.77	2,758	17
12-31-2012	12.61	0.43	0.89	1.32	(0.43)	(0.08)	—	(0.51)	13.42	10.56	0.11	0.11	3.28	3,090	14
12-31-2011	12.76	0.50	(0.10)	0.40	(0.49)	(0.06)	—	(0.55)	12.61	3.16	0.11	0.11	3.85	2,626	15
12-31-2010	12.13	0.51	0.75	1.26	(0.51)	(0.12)	—	(0.63)	12.76	10.51	0.11	0.11	4.08	2,391	24

1  Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

2  Based on average daily shares outstanding.

3  Does not reflect the effect of sales charges, if any.

4  Total returns would have been lower had certain expenses not been reduced during the applicable periods.

5  Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of the underlying funds held by the portfolio. The range of expense ratio of the underlying funds held by the portfolio was as follows: 0.62%–2.85%, 0.62%–3.11%, 0.63%–1.48%, 0.48%–1.40% and 0.48%–1.13% for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

6  Includes the impact of expense recapture, which amounted to less than 0.005%, 0.05% and 0.06% of average net assets for Class B, Class R1 and Class R4 shares, respectively.

7  The inception date for Class R2 shares is 3-1-12.

8  Not annualized.

9  Annualized.

10 Less than $500,000.

11 The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

12 The inception date for Class R6 shares is 9-1-11.

13 The portfolio turnover is shown for the period from 1-1-11 to 12-31-11.

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the funds), five of which (collectively, Lifestyle Portfolios, or the portfolios, and individually the portfolio) are presented in this report. The Lifestyle Portfolios operate as “funds of funds” that invest in other series of the Trust and other John Hancock group of funds.

The portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A and Class C are open to all-investors. Class B shares are closed to new investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class 5 shares are available only to the John Hancock Freedom 529 plan. Class B shares convert to Class A shares eight years after purchase. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2014, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. For the year ended December 31, 2014, the portfolios had no borrowings under the line of credit.

Commitment fees for the year ended December 31, 2014 were as follows:

Portfolio	Commitment fee
Lifestyle Aggressive	$2,140
Lifestyle Growth	5,624
Lifestyle Balanced	5,894
Lifestyle Moderate	$2,136
Lifestyle Conservative	1,752

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2014, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2014, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Lifestyle Aggressive	$3,719,970,218	$869,938,636	($15,237,532)	$854,701,104
Lifestyle Growth	12,129,496,279	2,286,329,901	(73,476,152)	2,212,853,749
Lifestyle Balanced	13,349,168,737	1,908,017,781	(123,382,422)	1,784,635,359
Lifestyle Moderate	4,327,831,691	428,206,397	(68,535,899)	359,670,498
Lifestyle Conservative	3,542,208,781	175,081,277	(61,803,425)	113,277,852

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Lifestyle Aggressive and Lifestyle Growth portfolios generally declare and pay income dividends and capital gain distributions, if any, at least annually. The Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative portfolios generally declare and pay dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended December 31, 2014 and 2013 was as follows:

	2014 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$110,679,005	$196,160	—	$110,875,165
Lifestyle Growth	388,606,959	48,358,571	—	436,965,530
Lifestyle Balanced	451,142,778	—	—	451,142,778
Lifestyle Moderate	151,987,687	84,312,793	—	236,300,480
Lifestyle Conservative	119,402,162	112,654,177	—	232,056,339

	2013 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$107,707,561	—	—	$107,707,561
Lifestyle Growth	369,775,815	—	—	369,775,815
Lifestyle Balanced	418,173,425	—	—	418,173,425
Lifestyle Moderate	137,590,466	$1,719,951	—	139,310,417
Lifestyle Conservative	111,532,776	4,690,471	—	116,223,247

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2014, are treated as occurring on January 1, 2015, the first day of the portfolios’ next taxable year. As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive	—	$220,807,705	—	—
Lifestyle Growth	—	686,089,805	—	—
Lifestyle Balanced	$13,799	512,438,609	—	—
Lifestyle Moderate	1,920,723	119,087,301	—	—
Lifestyle Conservative	1,082,845	71,451,382	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of John Hancock Variable Insurance Trust (JHVIT) and net assets of similar funds of the Trust. The Advisor has subadvisory agreements with John Hancock Asset Management, a division of Manulife Asset management (North America) Limited and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, which are indirect owned subsidiaries of MFC and affiliates of the Advisor. In addition, the Advisor has a subadvisory agreement with QS Investors, LLC. The portfolios are not responsible for payment of the subadvisory fees.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor as outlined below:

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated fund assets	0.05%	0.04%
Other assets	0.50%	0.49%

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated fund assets) and (b) a fee on assets not invested in affiliated funds (Other assets). Affiliated funds are any funds of the Trust and John Hancock Funds III (JHFIII) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Expense reimbursements. The Advisor contractually agreed to reduce its management fee for each portfolio, in an amount equal to the amount by which the expenses, excluding portfolio level expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and short dividend expense and expenses for Class A, Class B, Class R2 and Class R6 shares, to the extent that fees/expenses for each class exceed 0.41%, 1.30%, 0.56% and 0.00%, respectively, of the average daily net assets attributable to the classes. The current fee waivers will continue in effect until at least April 30, 2015, unless renewed by mutual agreement of the portfolios and the Advisor based on a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agreed to reduce its management fee for each portfolio, or if necessary make payment to the portfolio, in an amount equal to the amount by which the expenses of the portfolio exceed 0.10% of the average annual net assets of the portfolio. Expenses means all the expenses of the portfolio, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, printing and postage fees, underlying fund expenses (acquired fund fees) and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the Trust.

Additionally, the Advisor voluntarily agreed to waive its advisory fee or reimburse each portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the portfolio and the underlying investments (after payment of any subadvisory fees) does not exceed 0.50% of the portfolio’s first $7.5 billion of average daily net assets and 0.49% of the portfolio’s average daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time by the Advisor upon notice to the Trust.

For the year ended December 31, 2014, the expense reductions related to these plans amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

	Expense Reimbursement by Class
Portfolio	Class A	Class B	Class C	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5	Total
Lifestyle Aggressive	$217,586	$4,408	$29,976	$1,690	$12,645	$1,444	$1,201	$2,163	$23,830	$728,289	—	$1,023,232
Lifestyle Growth	752,136	20,038	130,171	4,168	11,528	4,268	4,709	7,135	30,599	2,173,916	$40,686	3,179,354
Lifestyle Balanced	862,474	19,427	154,428	3,676	12,790	5,884	7,081	7,548	32,137	2,248,485	24,256	3,378,186
Lifestyle Moderate	295,195	5,176	47,629	1,151	12,626	1,276	1,509	1,454	23,892	428,097	6,132	824,137
Lifestyle Conservative	308,565	7,537	63,615	1,613	12,729	1,922	1,503	2,398	20,917	473,569	—	894,368

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2014 were equivalent to a net annual effective rate of portfolios’ average daily net assets as follows:

Portfolio	Annual effective rate
Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2014 amounted to an annual rate of 0.01% of each portfolio’s average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class 1	0.05%	—

The portfolios’ Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least April 30, 2015, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to the following for the year ended December 31, 2014:

Portfolio	Class R4
Lifestyle Aggressive	$6,715
Lifestyle Growth	25,363
Lifestyle Balanced	39,226
Lifestyle Moderate	$12,520
Lifestyle Conservative	8,662

Sales charges. Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended December 31, 2014:

	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced	Lifestyle Moderate	Lifestyle Conservative
Net sales charges	$1,251,027	$8,789,254	$11,071,946	$4,030,362	$2,865,042
Retained for printing prospectuses, advertising and sales literature	198,304	1,424,470	1,830,436	665,889	482,810
Sales commission to unrelated broker-dealers	1,022,216	7,286,819	9,151,029	3,315,464	2,360,980
Sales commission to affiliated sales personnel	30,507	77,965	90,481	49,009	21,252

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended December 31, 2014, CDSCs received by the Distributor were as follows:

Portfolio	Class A	Class B	Class C
Lifestyle Aggressive	$1,764	$36,730	$27,713
Lifestyle Growth	782	108,641	67,800
Lifestyle Balanced	66,480	88,346	93,267
Lifestyle Moderate	$10,232	$71,029	$75,731
Lifestyle Conservative	1,277	84,192	60,630

Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the portfolios and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended December 31, 2014 were:

	Class	Distribution and Service Fees	Transfer Agent Fees	State Registration Fees	Printing and Postage
Lifestyle Aggressive Portfolio	Class A	$1,115,656	$479,863	$40,105	$39,142
	Class B	244,715	31,755	15,475	3,229
	Class C	1,662,748	214,897	20,112	19,812
	Class R1	71,872	1,708	15,697	1,002
	Class R2	15,705	560	13,569	283
	Class R3	52,239	1,446	15,263	943
	Class R4	23,492	1,189	15,268	578
	Class R5	5,999	2,118	15,606	971
	Class R6	—	2,032	17,141	2,391
	Class 1	2,030,655	—	—	—
	Total	$5,223,081	$735,568	$168,236	$68,351
Lifestyle Growth Portfolio	Class A	$4,239,579	$1,822,426	$91,184	$131,100
	Class B	1,104,188	143,216	16,116	12,989
	Class C	7,038,586	908,368	39,532	77,683
	Class R1	162,958	4,044	15,815	1,610
	Class R2	51,921	1,825	13,806	550
	Class R3	152,177	4,155	16,062	1,677
	Class R4	88,568	4,453	15,291	1,248
	Class R5	19,626	6,918	16,333	2,043
	Class R6	—	4,661	17,908	2,861
	Class 1	5,931,520	—	—	—
	Total	$18,789,123	$2,900,066	$242,047	$231,761
Lifestyle Balanced Portfolio	Class A	$4,928,905	$2,117,833	$112,500	$137,617
	Class B	1,081,528	140,232	18,085	12,598
	Class C	8,430,048	1,087,566	57,517	79,871
	Class R1	151,444	3,594	15,440	1,260
	Class R2	36,913	1,294	14,783	147
	Class R3	214,080	5,910	15,844	2,080
	Class R4	137,136	6,919	17,149	1,756
	Class R5	20,647	7,381	16,543	2,007
	Class R6	—	5,445	17,866	2,995
	Class 1	6,201,573	—	—	—
	Total	$21,202,274	$3,376,174	$285,727	$240,331
Lifestyle Moderate Portfolio	Class A	$1,847,951	$794,027	$55,989	$48,718
	Class B	434,082	56,262	15,197	4,876
	Class C	3,968,247	512,057	37,276	36,430
	Class R1	72,313	1,727	15,532	965
	Class R2	15,523	544	13,677	226
	Class R3	69,169	1,902	14,809	1,105
	Class R4	43,858	2,198	14,804	807
	Class R5	6,117	2,159	14,747	1,153
	Class R6	—	2,753	16,664	2,540
	Class 1	1,790,071	—	—	—
	Total	$8,247,331	$1,373,629	$198,695	$96,820
Lifestyle Conservative Portfolio	Class A	$1,697,263	$730,011	$62,489	$40,251
	Class B	432,474	56,090	15,642	4,540
	Class C	3,661,697	472,816	38,131	30,983
	Class R1	67,995	1,628	15,288	887
	Class R2	12,057	421	13,699	183
	Class R3	69,975	1,952	14,907	1,190
	Class R4	30,227	1,521	15,110	621
	Class R5	6,802	2,445	14,869	1,149
	Class R6	—	1,012	16,565	2,334
	Class 1	1,361,133	—	—	—
	Total	$7,339,623	$1,267,896	$206,700	$82,138

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolios’ shares for the years ended December 31, 2014 and 2013 were as follows:

Lifestyle Aggressive Portfolio

	Year ended 12-31-14		Year ended 12-31-13
Class A shares	Shares	Amount	Shares	Amount
Sold	7,463,253	$121,828,607	7,248,824	$105,384,716
Distributions reinvested	500,005	8,235,086	433,414	6,873,941
Repurchased	(4,980,238)	(81,267,687)	(5,001,569)	(72,174,752)
Net increase	2,983,020	$48,796,006	2,680,669	$40,083,905
Class B shares
Sold	7,691	$123,865	112,444	$1,567,517
Distributions reinvested	17,476	288,355	21,069	334,999
Repurchased	(365,019)	(5,925,994)	(336,433)	(4,821,339)
Net decrease	(339,852)	($5,513,774)	(202,920)	($2,918,823)
Class C shares
Sold	1,896,516	$30,905,605	2,038,199	$29,535,841
Distributions reinvested	139,681	2,306,100	132,154	2,102,563
Repurchased	(1,632,408)	(26,726,517)	(1,534,039)	(22,276,862)
Net increase	403,789	$6,485,188	636,314	$9,361,542
Class R1 shares
Sold	166,901	$2,719,447	146,442	$2,144,284
Distributions reinvested	6,846	112,965	9,154	145,553
Repurchased	(338,187)	(5,530,524)	(192,809)	(2,743,924)
Net decrease	(164,440)	($2,698,112)	(37,213)	($454,087)
Class R2 shares
Sold	166,053	$2,711,722	148,691	$2,119,387
Distributions reinvested	4,796	78,653	1,826	28,829
Repurchased	(30,796)	(501,437)	(11,811)	(176,874)
Net increase	140,053	$2,288,938	138,706	$1,971,342
Class R3 shares
Sold	115,052	$1,872,921	140,389	$2,009,684
Distributions reinvested	7,041	115,751	9,974	157,988
Repurchased	(249,763)	(4,048,604)	(360,254)	(5,328,578)
Net decrease	(127,670)	($2,059,932)	(209,891)	($3,160,906)
Class R4 shares
Sold	113,068	$1,827,724	132,176	$1,905,212
Distributions reinvested	9,131	149,931	9,919	156,912
Repurchased	(154,349)	(2,483,751)	(316,280)	(4,459,290)
Net decrease	(32,150)	($506,096)	(174,185)	($2,397,166)
Class R5 shares
Sold	152,474	$2,478,477	198,709	$2,856,277
Distributions reinvested	17,235	283,338	15,888	251,503
Repurchased	(131,365)	(2,140,939)	(188,190)	(2,692,806)
Net increase	38,344	$620,876	26,407	$414,974
Class R6 Shares
Sold	760,103	$12,444,526	234,620	$3,420,694
Distributions reinvested	23,724	389,318	7,932	125,407
Repurchased	(176,926)	(2,920,390)	(70,647)	(1,045,417)
Net Increase	606,901	$9,913,454	171,905	$2,500,684
Class 1 shares
Sold	4,804,526	$77,905,560	7,744,533	$110,537,983
Distributions reinvested	6,020,730	98,739,969	6,160,748	97,339,818
Repurchased	(23,081,812)	(377,684,256)	(20,898,344)	(309,159,345)
Net decrease	(12,256,556)	($201,038,727)	(6,993,063)	($101,281,544)
Total net decrease	(8,748,561)	($143,712,179)	(3,963,271)	($55,880,079)

Lifestyle Growth Portfolio

	Year ended 12-31-14		Year ended 12-31-13
Class A shares	Shares	Amount	Shares	Amount
Sold	26,969,434	$445,428,278	$25,861,877	$387,369,709
Distributions reinvested	2,534,386	41,817,306	1,841,188	29,514,244
Repurchased	(14,753,641)	(243,754,895)	(14,289,068)	(213,814,731)
Net increase	14,750,179	$243,490,689	13,413,997	$203,069,222
Class B shares
Sold	127,997	$2,098,589	440,811	$6,422,574
Distributions reinvested	118,825	1,965,361	115,775	1,860,502
Repurchased	(1,489,102)	(24,511,639)	(1,145,297)	(17,046,176)
Net decrease	(1,242,280)	($20,447,689)	(588,711)	($8,763,100)
Class C shares
Sold	9,870,021	$162,535,557	9,343,437	$139,334,044
Distributions reinvested	890,567	14,721,052	638,850	10,259,930
Repurchased	(5,696,416)	(93,883,385)	(5,722,774)	(84,999,876)
Net increase	5,064,172	$83,373,224	4,259,513	$64,594,098
Class R1 shares
Sold	363,983	$6,018,053	410,301	$6,134,014
Distributions reinvested	25,741	426,273	24,065	387,212
Repurchased	(498,325)	(8,210,979)	(426,245)	(6,357,338)
Net increase (decrease)	(108,601)	($1,766,653)	8,121	$163,888
Class R2 shares
Sold	317,402	$5,210,428	558,402	$8,250,777
Distributions reinvested	17,542	288,042	10,747	171,412
Repurchased	(121,127)	(2,012,311)	(36,078)	(549,106)
Net increase	213,817	$3,486,159	533,071	$7,873,083
Class R3 shares
Sold	432,785	$7,102,156	445,811	$6,577,020
Distributions reinvested	33,111	545,668	31,223	499,885
Repurchased	(513,309)	(8,437,211)	(385,371)	(5,818,482)
Net increase (decrease)	(47,413)	($789,387)	91,663	$1,258,423
Class R4 shares
Sold	503,791	$8,350,258	402,741	$5,988,210
Distributions reinvested	49,430	814,611	35,339	565,772
Repurchased	(259,843)	(4,292,537)	(402,085)	(5,916,844)
Net increase	293,378	$4,872,332	35,995	$637,138
Class R5 shares
Sold	459,234	$7,522,575	589,166	$8,799,018
Distributions reinvested	69,773	1,151,261	60,454	969,083
Repurchased	(506,904)	(8,437,771)	(683,479)	(10,144,431)
Net increase (decrease)	22,103	$236,065	(33,859)	($376,330)
Class R6 Shares
Sold	1,452,555	$23,989,859	1,044,309	$15,454,198
Distributions reinvested	72,110	1,184,760	31,796	507,458
Repurchased	(424,304)	(6,968,434)	(146,499)	(2,211,473)
Net Increase	1,100,361	$18,206,185	929,606	$13,750,183
Class 1 shares
Sold	10,974,898	$178,827,030	15,128,727	$221,078,194
Distributions reinvested	22,234,288	365,309,346	19,953,601	318,459,464
Repurchased	(56,200,273)	(926,931,194)	(51,257,683)	(780,921,125)
Net decrease	(22,991,087)	($382,794,818)	(16,175,355)	($241,383,467)
Class 5 shares
Sold	1,705,227	$27,926,409	1,823,740	$27,435,361
Distributions reinvested	450,687	7,395,777	344,774	5,495,690
Repurchased	(374,113)	(6,186,049)	(146,610)	(2,186,100)
Net increase	1,781,801	$29,136,137	2,021,904	$30,744,951
Total net increase (decrease)	(1,163,570)	($22,997,756)	4,495,945	$71,568,089

Lifestyle Balanced Portfolio

	Year ended 12-31-14		Year ended 12-31-13
Class A shares	Shares	Amount	Shares	Amount
Sold	36,613,085	$576,162,973	32,728,984	$478,490,015
Distributions reinvested	2,983,348	46,811,077	2,294,348	34,687,506
Repurchased	(19,818,252)	(311,574,083)	(16,568,898)	(242,325,668)
Net increase	19,778,181	$311,399,967	18,454,434	$270,851,853
Class B shares
Sold	116,144	$1,822,128	501,290	$7,188,350
Distributions reinvested	116,843	1,830,214	128,999	1,968,624
Repurchased	(1,465,461)	(22,978,282)	(982,792)	(14,315,624)
Net decrease	(1,232,474)	($19,325,940)	(352,503)	($5,158,650)
Class C shares
Sold	13,541,720	$212,832,704	13,345,844	$194,859,654
Distributions reinvested	1,087,203	17,042,663	872,227	13,326,297
Repurchased	(7,185,558)	(113,082,026)	(6,788,520)	(99,221,501)
Net increase	7,443,365	$116,793,341	7,429,551	$108,964,450
Class R1 shares
Sold	472,628	$7,377,098	353,880	$5,143,674
Distributions reinvested	21,804	340,609	20,565	310,966
Repurchased	(480,783)	(7,522,538)	(395,172)	(5,755,044)
Net increase (decrease)	13,649	$195,169	(20,727)	($300,404)
Class R2 shares
Sold	443,996	$6,893,652	347,787	$5,046,216
Distributions reinvested	13,733	214,355	6,428	97,398
Repurchased	(130,654)	(2,055,087)	(13,908)	(206,709)
Net increase	327,075	$5,052,920	340,307	$4,936,905
Class R3 shares
Sold	445,615	$6,973,992	590,748	$8,540,214
Distributions reinvested	45,877	717,921	53,781	812,248
Repurchased	(860,506)	(13,551,588)	(795,388)	(11,718,257)
Net decrease	(369,014)	($5,859,675)	(150,859)	($2,365,795)
Class R4 shares
Sold	782,668	$12,275,180	997,086	$14,463,192
Distributions reinvested	70,901	1,110,652	135,844	2,042,851
Repurchased	(3,310,368)	(50,907,556)	(1,268,179)	(18,337,618)
Net decrease	(2,456,799)	($37,521,724)	(135,249)	($1,831,575)
Class R5 shares
Sold	574,937	$9,018,487	736,112	$10,736,001
Distributions reinvested	78,299	1,228,481	77,648	1,166,404
Repurchased	(700,755)	(11,036,488)	(1,010,533)	(14,681,830)
Net decrease	(47,519)	($789,520)	(196,773)	($2,779,425)
Class R6 Shares
Sold	1,568,373	$24,497,056	1,285,201	$18,524,246
Distributions reinvested	72,635	1,134,486	36,206	544,913
Repurchased	(521,857)	(8,205,429)	(281,778)	(4,134,229)
Net Increase	1,119,151	$17,426,113	1,039,629	$14,934,930
Class 1 shares
Sold	12,044,635	$187,483,354	22,941,372	$330,852,814
Distributions reinvested	24,015,291	375,143,941	23,983,813	358,577,680
Repurchased	(61,351,952)	(960,824,470)	(53,061,837)	(781,840,473)
Net decrease	(25,292,026)	($398,197,175)	(6,136,652)	($92,409,979)
Class 5 shares
Sold	1,398,983	$21,829,809	1,514,684	$22,062,827
Distributions reinvested	273,730	4,276,280	223,765	3,351,796
Repurchased	(386,836)	(6,085,475)	(262,216)	(3,815,255)
Net increase	1,285,877	$20,020,614	1,476,233	$21,599,368
Total net increase	569,466	$9,194,090	21,747,391	$316,441,678

Lifestyle Moderate Portfolio

	Year ended 12-31-14		Year ended 12-31-13
Class A shares	Shares	Amount	Shares	Amount
Sold	15,428,520	$225,463,766	14,826,532	$206,678,122
Distributions reinvested	2,091,161	29,853,016	964,927	13,598,153
Repurchased	(9,095,114)	(132,955,077)	(7,170,672)	(100,016,375)
Net increase	8,424,567	$122,361,705	8,620,787	$120,259,900
Class B shares
Sold	104,659	$1,518,559	294,059	$4,057,235
Distributions reinvested	101,385	1,443,123	58,169	822,083
Repurchased	(637,026)	(9,286,379)	(525,265)	(7,301,121)
Net decrease	(430,982)	($6,324,697)	(173,037)	($2,421,803)
Class C shares
Sold	6,992,026	$101,950,163	7,777,521	$108,324,332
Distributions reinvested	1,104,514	15,733,881	479,636	6,786,733
Repurchased	(4,539,466)	(66,185,498)	(4,261,662)	(59,441,419)
Net increase	3,557,074	$51,498,546	3,995,495	$55,669,646
Class R1 shares
Sold	165,773	$2,416,809	241,266	$3,343,225
Distributions reinvested	20,342	290,229	13,658	192,651
Repurchased	(315,224)	(4,576,112)	(248,798)	(3,450,270)
Net increase (decrease)	(129,109)	($1,869,074)	6,126	$85,606
Class R2 shares
Sold	153,930	$2,250,160	167,376	$2,322,345
Distributions reinvested	11,095	157,594	2,735	38,662
Repurchased	(27,003)	(395,445)	(4,383)	(61,601)
Net increase	138,022	$2,012,309	165,728	$2,299,406
Class R3 shares
Sold	222,416	$3,231,705	301,483	$4,195,741
Distributions reinvested	31,615	450,274	19,788	278,583
Repurchased	(317,478)	(4,633,623)	(260,135)	(3,633,567)
Net increase (decrease)	(63,447)	($951,644)	61,136	$840,757
Class R4 shares
Sold	324,884	$4,755,541	369,483	$5,072,818
Distributions reinvested	44,851	637,928	26,123	366,567
Repurchased	(296,673)	(4,290,347)	(328,519)	(4,559,492)
Net increase	73,062	$1,103,122	67,087	$879,893
Class R5 shares
Sold	221,030	$3,204,591	412,176	$5,758,292
Distributions reinvested	41,667	594,198	26,500	372,158
Repurchased	(324,597)	(4,720,679)	(246,044)	(3,425,338)
Net increase (decrease)	(61,900)	($921,890)	192,632	$2,705,112
Class R6 Shares
Sold	924,036	$13,515,136	690,699	$9,613,967
Distributions reinvested	69,757	992,919	18,857	265,469
Repurchased	(351,631)	(5,071,403)	(81,851)	(1,132,929)
Net Increase	642,162	$9,436,652	627,705	$8,746,507
Class 1 shares
Sold	6,381,592	$92,901,420	8,819,831	$122,155,454
Distributions reinvested	12,682,043	180,962,272	8,117,045	113,790,376
Repurchased	(23,301,415)	(338,830,310)	(23,387,758)	(328,031,760)
Net decrease	(4,237,780)	($64,966,618)	(6,450,882)	($92,085,930)
Class 5 shares
Sold	453,113	$6,585,441	534,627	$7,419,524
Distributions reinvested	190,368	2,712,457	105,801	1,482,351
Repurchased	(271,398)	(3,951,361)	(228,376)	(3,191,306)
Net increase	372,083	$5,346,537	412,052	$5,710,569
Total net increase	8,283,752	$116,724,948	7,524,829	$102,689,663

Lifestyle Conservative Portfolio

	Year ended 12-31-14		Year ended 12-31-13
Class A shares	Shares	Amount	Shares	Amount
Sold	14,073,672	$196,470,771	14,063,064	$192,153,150
Distributions reinvested	2,531,579	34,109,844	998,535	13,568,931
Repurchased	(10,245,865)	(142,944,646)	(11,417,560)	(155,775,563)
Net increase	6,359,386	$87,635,969	3,644,039	$49,946,518
Class B shares
Sold	90,416	$1,249,764	395,018	$5,378,629
Distributions reinvested	132,762	1,785,109	60,192	818,745
Repurchased	(758,552)	(10,569,522)	(627,921)	(8,570,316)
Net decrease	(535,374)	($7,534,649)	(172,711)	($2,372,942)
Class C shares
Sold	7,670,977	$107,037,077	8,222,570	$112,110,099
Distributions reinvested	1,247,312	16,756,180	460,918	6,264,365
Repurchased	(6,440,036)	(89,613,856)	(7,685,348)	(104,631,662)
Net increase	2,478,253	$34,179,401	998,140	$13,742,802
Class R1 shares
Sold	336,344	$4,719,602	222,908	$3,037,258
Distributions reinvested	28,050	377,362	13,617	185,052
Repurchased	(278,271)	(3,884,067)	(283,022)	(3,858,968)
Net increase (decrease)	86,123	$1,212,897	(46,497)	($636,658)
Class R2 shares
Sold	271,371	$3,793,396	122,142	$1,660,334
Distributions reinvested	18,423	246,374	2,089	28,401
Repurchased	(21,721)	(302,332)	(12,507)	(171,044)
Net increase	268,073	$3,737,438	111,724	$1,517,691
Class R3 shares
Sold	202,620	$2,823,298	309,500	$4,225,920
Distributions reinvested	47,041	631,533	21,616	293,223
Repurchased	(247,155)	(3,448,231)	(327,431)	(4,465,290)
Net increase	2,506	$6,600	3,685	$53,853
Class R4 shares
Sold	363,265	$5,085,431	364,325	$4,980,305
Distributions reinvested	41,508	558,317	19,695	267,184
Repurchased	(349,113)	(4,839,679)	(330,472)	(4,504,829)
Net increase	55,660	$804,069	53,548	$742,660
Class R5 shares
Sold	183,085	$2,546,530	450,416	$6,163,109
Distributions reinvested	60,132	811,123	33,932	460,773
Repurchased	(380,326)	(5,307,729)	(524,285)	(7,148,003)
Net decrease	(137,109)	($1,950,076)	(39,937)	($524,121)
Class R6 Shares
Sold	385,731	$5,368,235	340,500	$4,623,579
Distributions reinvested	37,016	496,946	9,305	126,225
Repurchased	(139,909)	(1,953,353)	(118,439)	(1,614,492)
Net Increase	282,838	$3,911,828	231,366	$3,135,312
Class 1 shares
Sold	5,620,316	$78,117,518	3,779,128	$51,527,793
Distributions reinvested	12,652,433	170,491,675	6,795,937	92,176,010
Repurchased	(25,590,379)	(355,737,629)	(38,851,350)	(529,393,602)
Net decrease	(7,317,630)	($107,128,436)	(28,276,285)	($385,689,799)
Total net increase (decrease)	1,542,726	$14,875,041	(23,492,928)	($320,084,684)

Affiliates of the Trust owned shares of beneficial interest of the following portfolios on December 31, 2014.

Portfolio	Class	% by Class
Lifestyle Moderate	R2	2%
Lifestyle Conservative	R2	2%

Affiliated of the Trust owned 100% of shares of beneficial interest of Class 1 shares in each portfolio and 100% of Class 5 shares of Lifestyle Growth, Lifestyle Balanced and Lifestyle Moderate on December 31, 2014.

Note 6 — Purchase and sale of securities

The following summarizes the purchases and sales of the underlying funds for the year ended December 31, 2014.

Portfolio	Purchases	Sales
Lifestyle Aggressive	$925,831,018	$825,491,267
Lifestyle Growth	2,957,731,984	2,343,595,005
Lifestyle Balanced	2,921,335,922	2,344,070,988
Lifestyle Moderate	$820,426,698	$669,375,818
Lifestyle Conservative	814,362,425	863,361,854

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2014, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio Affiliate Class NAV	Percent of Underlying Funds’ Net Assets
Lifestyle Aggressive
Small Cap Core	20.8%
All Cap Core	19.2%
Small Company Growth	16.5%
Greater China Opportunities	16.3%
Value	15.7%
Technical Opportunities	15.4%
Small Cap Growth	15.4%
Small Cap Value	15.3%
International Growth Stock	15.1%
Alpha Opportunities	15.0%
International Value Equity	14.7%
Small Cap Opportunities	14.7%
International Small Company	14.5%
Mid Value	14.3%
Emerging Markets	14.2%
Fundamental Large Cap Value	14.1%
Science & Technology	13.8%
Value Equity	13.1%
Health Sciences	12.8%
International Small Cap	12.4%
Mid Cap Stock	11.6%
International Value	11.6%
Equity-Income	11.5%
Natural Resources	11.0%
Small Company Value	10.9%
International Growth Opportunities	10.8%
Strategic Growth	10.5%
Fundamental Global Franchise	9.8%
Global Equity	9.6%
Capital Appreciation	9.6%
Financial Industries	9.2%
Real Estate Equity	9.0%
Blue Chip Growth	8.9%
Capital Appreciation Value	8.6%
Lifestyle Aggressive (continued)
Seaport	8.2%
International Core	8.1%
U.S. Equity	7.1%
Global Real Estate	7.0%
Redwood	5.7%
Lifestyle Growth
All Cap Core	49.4%
Value Equity	44.8%
Small Cap Core	44.1%
Value	41.0%
Technical Opportunities	40.8%
Alpha Opportunities	37.7%
International Growth Stock	36.9%
Science & Technology	36.6%
Mid Value	36.4%
Health Sciences	36.3%
International Value Equity	35.9%
Fundamental Large Cap Value	35.5%
Small Company Growth	34.6%
International Small Company	33.6%
Small Cap Value	33.0%
Small Cap Growth	32.5%
Fundamental Global Franchise	31.8%
Small Cap Opportunities	31.3%
Capital Appreciation Value	31.1%
Equity-Income	31.0%
Global Equity	30.2%
Emerging Markets	30.1%
Mid Cap Stock	29.8%
International Small Cap	29.0%
Strategic Growth	28.8%
Real Estate Equity	28.6%
International Value	28.1%
International Growth Opportunities	26.7%

Portfolio Affiliate Class NAV	Percent of Underlying Funds’ Net Assets
Lifestyle Growth (continued)
U.S. Equity	26.4%
Capital Appreciation	26.3%
Blue Chip Growth	25.5%
Natural Resources	24.9%
Financial Industries	24.4%
Small Company Value	23.9%
Emerging Markets Debt	23.7%
Global Real Estate	22.1%
Redwood	20.3%
Asia Pacific Total Return Bond	20.0%
International Core	19.5%
Global Income	18.6%
Global Short Duration Credit	18.3%
Seaport	18.1%
Absolute Return Currency	17.9%
Spectrum Income	15.5%
Short Duration Credit Opportunities	15.1%
U.S. High Yield Bond	14.9%
Real Return Bond	12.8%
Floating Rate Income	12.4%
Focused High Yield	10.8%
Global Bond	9.3%
Active Bond	8.5%
Global Shareholder Yield	8.2%
High Yield	7.3%
Total Return	5.5%
Core Bond	5.4%
Lifestyle Balanced
Global Short Duration Credit	42.6%
Spectrum Income	41.8%
Short Duration Credit Opportunities	36.7%
Asia Pacific Total Return Bond	35.8%
Global Real Estate	35.1%
Small Cap Core	34.9%
Investment Quality Bond	34.7%
Global Income	33.6%
Emerging Markets Debt	33.5%
Health Sciences	33.1%
Value Equity	32.0%
Global Bond	31.6%
Value	31.6%
All Cap Core	31.4%
Capital Appreciation Value	31.2%
U.S. High Yield Bond	31.1%
Science & Technology	30.9%
International Growth Stock	30.2%
Real Estate Equity	30.2%
Fundamental Global Franchise	29.6%
Active Bond	29.6%
International Value Equity	29.5%
Global Equity	29.1%
Core Bond	27.8%
Real Return Bond	27.7%
Mid Value	27.3%
Alpha Opportunities	27.3%
Lifestyle Balanced (continued)
Small Company Growth	27.3%
Small Cap Value	26.8%
Floating Rate Income	26.5%
Fundamental Large Cap Value	26.2%
Small Cap Growth	25.8%
Technical Opportunities	25.8%
International Small Company	25.7%
U.S. Equity	25.3%
Natural Resources	25.1%
Small Cap Opportunities	24.9%
Equity-Income	23.6%
International Value	23.2%
International Small Cap	22.2%
International Growth Opportunities	21.9%
Mid Cap Stock	21.9%
Financial Industries	21.5%
Emerging Markets	20.8%
Strategic Growth	20.7%
Redwood	20.6%
Focused High Yield	20.5%
Blue Chip Growth	19.6%
Small Company Value	19.5%
Capital Appreciation	18.9%
Absolute Return Currency	18.9%
Total Return	18.2%
Seaport	18.0%
International Core	16.3%
High Yield	15.0%
Strategic Income Opportunities	13.0%
Global Shareholder Yield	8.0%
Lifestyle Moderate
Investment Quality Bond	25.1%
Active Bond	20.7%
Core Bond	20.1%
Global Bond	18.7%
Asia Pacific Total Return Bond	17.9%
Spectrum Income	16.5%
Emerging Markets Debt	14.5%
Enduring Equity	13.9%
U.S. High Yield Bond	13.8%
Global Income	13.6%
Total Return	13.4%
Short Duration Credit Opportunities	13.4%
Global Short Duration Credit	13.1%
Floating Rate Income	12.2%
Real Return Bond	11.4%
Fundamental Large Cap Value	10.9%
Real Estate Equity	9.4%
Capital Appreciation Value	9.2%
Fundamental Global Franchise	8.7%
Focused High Yield	8.7%
Global Equity	8.0%
Mid Value	7.7%
U.S. Equity	7.6%
Equity-Income	7.3%

Portfolio Affiliate Class NAV	Percent of Underlying Funds’ Net Assets
Lifestyle Moderate (continued)
Global Real Estate	7.3%
Small Cap Value	7.3%
Small Company Growth	7.1%
High Yield	6.9%
Small Cap Growth	6.8%
Redwood	6.2%
International Growth Stock	6.1%
International Value Equity	6.1%
Absolute Return Currency	5.8%
International Small Company	5.6%
Alpha Opportunities	5.6%
Natural Resources	5.5%
Seaport	5.2%
Small Company Value	5.2%
Strategic Income Opportunities	5.0%
Lifestyle Conservative
Short Term Government Income	63.1%
Enduring Equity	43.2%
Investment Quality Bond	28.0%
Lifestyle Conservative (continued)
Active Bond	23.1%
Core Bond	22.4%
Global Bond	20.0%
Real Return Bond	18.0%
Asia Pacific Total Return Bond	15.2%
Emerging Markets Debt	15.1%
Spectrum Income	14.5%
Total Return	14.2%
Short Duration Credit Opportunities	11.5%
Floating Rate Income	11.0%
Global Short Duration Credit	9.4%
Core High Yield	9.1%
Global Income	8.1%
Real Estate Equity	7.3%
Absolute Return Currency	7.1%
U.S. High Yield Bond	5.9%
Global Equity	5.8%
Global Real Estate	5.7%
Capital Appreciation Value	5.1%

Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios’ from their investments in affiliated underlying funds is as follows:

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Aggressive Portfolio
Absolute Return Currency	9,665,807	1,368,109	(5,724,931)	5,308,985	—	$1,561,239	$1,945,495	$48,736,479
All Cap Core	10,740,970	856,119	(375,723)	11,221,366	$994,304	10,242,046	861,369	149,356,379
Alpha Opportunities	22,266,556	2,741,986	(2,231,933)	22,776,609	1,185,488	32,239,318	509,806	276,052,495
Blue Chip Growth	6,730,939	1,150,420	(734,771)	7,146,588	—	23,843,763	2,870,158	236,837,931
Capital Appreciation	11,283,343	3,170,695	(1,648,957)	12,805,081	—	16,755,012	741,782	220,375,452
Capital Appreciation Value	12,913,744	3,637,925	(922,716)	15,628,953	2,278,001	19,296,235	(16,769)	181,295,854
China Emerging Leaders	6,727,149	105,514	(6,832,663)	—	638,791	327,972	(4,660,429)	—
Disciplined Value	4,634,521	1,055,285	(138,440)	5,551,366	876,241	4,048,675	150,566	105,420,436
Emerging Markets	32,849,499	5,250,992	—	38,100,491	5,516,731	—	—	378,337,871
Equity-Income	9,131,813	3,317,948	(141,377)	12,308,384	4,069,412	13,044,873	68,942	248,137,024
Financial Industries	4,393,692	1,881,170	(182,891)	6,091,971	968,090	—	174,049	106,548,566
Fundamental Global Franchise	3,131,399	652,842	(164,760)	3,619,481	427,317	2,217,850	39,500	44,736,785
Fundamental Large Cap Value	11,220,450	3,939,079	(547,866)	14,611,663	1,739,897	10,170,393	20,962	197,403,567
Fundamental Value	7,380,391	—	(7,380,391)	—	—	—	67,219,880	—
Global Absolute Return Strategies	3,878,237	209,925	—	4,088,162	2,296,576	—	—	44,642,729
Global Equity	4,179,298	425,728	(223,346)	4,381,680	1,244,643	2,540,809	177,440	45,876,191
Global Real Estate	2,780,108	204,745	(513,839)	2,471,014	564,957	—	274,754	23,005,141
Global Shareholder Yield	4,071,789	342,964	(382,301)	4,032,452	1,913,363	1,658,661	645,250	46,010,283
Greater China Opportunities	—	589,864	—	589,864	190,974	1,012,052	—	11,950,653
Health Sciences	4,775,285	1,146,560	(2,404,293)	3,517,552	—	18,505,484	10,922,286	57,406,453
International Core	3,637,145	271,625	(354,351)	3,554,419	4,117,569	—	1,394,036	109,831,532
International Growth Opportunities	5,569,576	1,422,281	—	6,991,857	744,341	3,161,241	—	87,817,721
International Growth Stock	7,844,279	574,466	(753,261)	7,665,484	1,853,145	2,784,322	1,175,488	98,808,090
International Small Cap	4,691,062	175,643	(256,329)	4,610,376	492,627	—	193,440	81,695,858
International Small Company	8,604,385	194,990	(309,980)	8,489,395	1,435,872	—	446,489	80,988,824
International Value	12,857,868	1,957,292	(693,111)	14,122,049	5,817,786	—	444,876	212,254,392
International Value Equity	7,493,712	965,796	(547,282)	7,912,226	1,711,431	4,106,074	225,767	63,139,561
Mid Cap Stock	8,968,063	1,496,228	(990,480)	9,473,811	—	25,147,962	267,406	190,139,377

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Mid Value	9,159,551	1,191,963	(1,022,373)	9,329,141	$1,191,632	$17,266,318	$966,734	$148,613,214
Mutual Shares	4,635,411	—	(4,635,411)	—	708	—	17,429,246	—
Natural Resources	5,389,280	143,781	(128,912)	5,404,149	402,487	—	(78,952)	70,416,057
Real Estate Equity	2,359,054	163,829	(608,978)	1,913,905	288,939	580,118	627,889	23,005,141
Redwood	2,869,272	548,237	(311,885)	3,105,624	—	1,607,630	(23,932)	34,192,920
Science & Technology	10,735,692	1,523,047	(1,415,782)	10,842,957	—	19,060,885	3,415,916	138,030,849
Seaport	1,360,396	660,312	—	2,020,708	—	—	—	20,712,253
Select Growth	2,542,755	850,325	(2,840,338)	552,742	—	15,477,585	8,832,783	11,502,571
Small Cap Core	2,129,000	2,320,054	(966,944)	3,482,110	39,575	691,281	150,734	34,507,712
Small Cap Growth	3,400,439	603,609	(438,592)	3,565,456	—	4,247,916	99,403	36,118,072
Small Cap Intrinsic Value	1,419,707	32,080	(1,451,787)	—	—	—	8,573,415	—
Small Cap Opportunities	857,814	498,403	(44,709)	1,311,508	46,650	5,150,695	(30,540)	34,466,429
Small Cap Value	1,636,162	471,114	(97,577)	2,009,699	202,857	1,790,227	(101,569)	39,108,740
Small Company Growth	1,633,411	211,231	(159,327)	1,685,315	—	3,540,947	207,804	32,897,352
Small Company Value	1,256,859	144,693	(267,034)	1,134,518	266,184	3,235,120	1,084,469	38,970,710
Strategic Growth	10,964,212	4,842,451	(1,907,325)	13,899,338	1,153,232	15,953,706	1,173,320	220,582,498
Technical Opportunities	9,442,552	2,006,437	(934,928)	10,514,061	—	17,921,112	158,688	137,944,484
U.S. Equity	5,593,724	2,662,161	(965,121)	7,290,764	1,013,570	13,508,773	146,523	86,249,735
Value	5,424,714	395,174	(528,705)	5,291,183	366,387	4,390,934	285,656	63,494,190
Value Equity	—	6,034,848	(463,290)	5,571,558	416,469	—	72,185	57,052,751
					$46,466,246	$317,087,228	$129,082,315	$4,574,671,322

Lifestyle Growth Portfolio
Absolute Return Currency	28,410,723	8,738,110	(1,028,492)	36,120,341	—	$10,622,084	($27,901)	$331,584,734
Active Bond	17,949,240	2,933,703	(5,797,651)	15,085,292	$6,240,322	626,855	1,022,282	154,020,835
All Cap Core	25,221,090	3,637,568	—	28,858,658	2,557,111	26,340,083	—	384,108,731
Alpha Opportunities	55,341,787	7,155,219	(5,235,940)	57,261,066	2,980,719	81,060,579	149,165	694,004,115
Asia Pacific Total Return Bond	9,527,005	249,584	(312,826)	9,463,763	2,296,174	—	(136,695)	87,350,537
Blue Chip Growth	18,374,636	3,350,837	(1,203,082)	20,522,391	—	68,489,114	2,570,346	680,112,042
Capital Appreciation	30,817,367	8,069,414	(3,629,575)	35,257,206	—	46,208,774	3,573,462	606,776,518
Capital Appreciation Value	49,993,014	8,561,725	(2,007,486)	56,547,253	8,242,055	69,815,879	342,123	655,948,137
China Emerging Leaders	14,926,735	301,555	(15,228,290)	—	1,825,640	937,330	(9,565,666)	—
Core Bond	—	2,950,200	(10,537)	2,939,663	166,682	—	570	38,333,207
Disciplined Value	12,587,035	3,020,234	(445,526)	15,161,743	2,399,125	11,085,169	463,740	287,921,504
Emerging Markets	75,282,677	12,492,135	(7,223,942)	80,550,870	11,663,301	—	(15,138,433)	799,870,135
Emerging Markets Debt	4,760,225	10,460,825	(290,335)	14,930,715	5,108,982	—	23,227	139,900,797
Equity-Income	24,618,611	8,565,285	(142,975)	33,040,921	10,924,028	35,017,970	(7,149)	666,104,971
Financial Industries	11,298,725	5,485,732	(587,994)	16,196,463	2,583,104	—	581,695	283,276,142
Floating Rate Income	41,787,811	9,096,025	(4,151,314)	46,732,522	21,173,013	1,057,102	(1,336,877)	418,256,072
Focused High Yield	37,588,679	3,791,023	(16,918,672)	24,461,030	8,846,023	—	986,146	88,059,710
Fundamental Global Franchise	10,752,239	1,226,971	(256,029)	11,723,181	1,384,042	7,183,420	14,701	144,898,514
Fundamental Large Cap Value	29,498,703	8,027,962	(706,341)	36,820,324	4,384,413	25,628,649	135,157	497,442,582
Fundamental Value	17,593,526	—	(17,593,526)	—	—	—	155,647,723	—
Global Absolute Return Strategies	11,790,615	3,995,311	—	15,785,926	8,867,940	—	—	172,382,309
Global Bond	4,359,107	342,002	(231,116)	4,469,993	—	—	6,391	54,444,520
Global Equity	10,784,412	3,042,170	(63,602)	13,762,980	3,909,458	7,980,751	(1,272)	144,098,395
Global Income	9,807,662	1,409,718	(531,488)	10,685,892	5,783,914	—	(271,579)	101,622,830
Global Real Estate	9,751,091	492,990	(2,445,546)	7,798,535	1,785,942	—	4,568,606	72,604,362
Global Shareholder Yield	17,451,324	2,334,128	(1,348,793)	18,436,659	8,417,143	7,552,644	2,657,411	210,362,279
Global Short Duration Credit	2,677,394	5,297,769	(199,912)	7,775,251	3,524,424	22,913	(14,251)	72,154,333
Health Sciences	12,672,859	3,176,530	(5,905,609)	9,943,780	—	51,269,197	28,946,061	162,282,489
High Yield	13,822,387	1,338,284	(9,240,119)	5,920,552	6,453,335	—	16,397,635	50,916,745
International Core	8,672,183	662,952	(776,929)	8,558,206	9,914,141	—	340,797	264,448,567
International Growth Opportunities	13,429,163	3,836,138	—	17,265,301	1,838,033	7,806,192	—	216,852,182

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
International Growth Stock	18,796,662	1,354,192	(1,347,408)	18,803,446	$4,545,768	$6,829,946	$1,539,309	$242,376,423
International Small Cap	10,496,595	802,517	(566,722)	10,732,390	1,136,053	—	690,078	190,177,943
International Small Company	19,757,497	1,814,962	(1,816,264)	19,756,195	3,341,508	—	2,436,233	188,474,104
International Value	30,602,312	3,723,402	—	34,325,714	14,240,189	—	—	515,915,483
International Value Equity	17,654,407	2,787,566	(1,129,649)	19,312,324	4,177,297	10,022,189	431,914	154,112,346
Mid Cap Stock	22,955,273	3,711,299	(2,324,129)	24,342,443	—	64,604,110	45,697	488,552,832
Mid Value	23,448,448	2,929,694	(2,597,255)	23,780,887	3,031,898	43,931,106	2,565,124	378,829,529
Mutual Shares	12,435,148	—	(12,435,148)	—	2,284	—	46,537,592	—
Natural Resources	12,031,955	313,462	(71,419)	12,273,998	914,135	—	(49,279)	159,930,191
Real Estate Equity	6,934,216	324,517	(1,211,137)	6,047,596	912,030	1,831,132	1,728,097	72,692,102
Real Return Bond	5,829,988	724,374	(402,474)	6,151,888	2,762,673	—	(425,526)	68,408,995
Redwood	8,783,508	2,482,865	(294,720)	10,971,653	—	5,679,488	(1,518)	120,797,897
Science & Technology	28,191,857	4,206,093	(3,732,733)	28,665,217	—	50,144,772	7,934,024	364,908,209
Seaport	4,131,000	344,646	—	4,475,646	—	—	—	45,875,369
Select Growth	6,975,795	2,253,037	(9,228,832)	—	—	40,970,709	39,905,322	—
Short Duration Credit Opportunities	16,012,710	6,578,071	(297,619)	22,293,162	7,275,882	—	(113,174)	220,479,376
Small Cap Core	4,357,000	4,873,739	(1,832,061)	7,398,678	83,206	1,453,404	144,742	73,320,901
Small Cap Growth	7,154,379	1,191,236	(811,690)	7,533,925	—	8,933,048	192,367	76,318,664
Small Cap Intrinsic Value	3,084,821	—	(3,084,821)	—	—	—	17,768,914	—
Small Cap Opportunities	1,803,849	1,106,362	(112,432)	2,797,779	102,303	11,295,461	(333,694)	73,525,626
Small Cap Value	3,415,388	1,383,605	(461,618)	4,337,375	442,905	3,908,668	(124,956)	84,405,313
Small Company Growth	3,414,440	448,385	(325,381)	3,537,444	—	7,428,620	283,403	69,050,916
Small Company Value	2,676,607	242,179	(439,860)	2,478,926	577,646	7,020,542	891,013	85,151,098
Spectrum Income	13,587,127	1,468,009	(1,875,507)	13,179,629	5,246,090	3,534,902	600,249	139,176,883
Strategic Growth	29,299,270	13,089,661	(4,165,803)	38,223,128	3,172,241	43,884,508	2,091,832	606,601,039
Strategic Income Opportunities	21,715,687	2,104,916	(3,048,400)	20,772,203	9,542,990	—	(157,351)	225,378,398
Technical Opportunities	25,320,745	4,786,575	(2,244,038)	27,863,282	—	47,520,487	506,726	365,566,255
Total Return	13,227,148	702,920	(5,630,637)	8,299,431	5,089,057	249,880	1,915,703	113,287,229
U.S. Equity	23,843,956	5,192,124	(1,965,171)	27,070,909	3,812,012	50,806,174	706,257	320,248,849
U.S. High Yield Bond	9,440,552	1,095,584	(5,486,110)	5,050,026	5,521,580	2,283,163	5,806,508	57,923,800
Value	13,901,217	1,103,935	(1,152,074)	13,853,078	954,617	11,440,517	458,642	166,236,937
Value Equity	—	19,690,688	(697,619)	18,993,069	1,418,413	—	160,119	194,489,027
					$221,571,841	$882,477,531	$326,061,782	$14,342,350,028

Lifestyle Balanced Portfolio
Absolute Return Currency	34,429,152	5,783,915	(2,038,754)	38,174,313	—	$11,226,103	($524,822)	$350,440,190
Active Bond	54,179,498	4,637,411	(6,113,193)	52,703,716	$20,869,889	2,190,053	1,186,296	538,104,937
All Cap Core	13,502,863	4,811,800	—	18,314,663	1,622,827	16,716,292	—	243,768,169
Alpha Opportunities	35,946,457	7,812,464	(2,355,868)	41,403,053	2,167,683	58,950,082	(1,958,979)	501,805,001
Asia Pacific Total Return Bond	16,877,923	445,873	(417,101)	16,906,695	4,102,037	—	(185,011)	156,048,798
Blue Chip Growth	14,346,925	2,662,441	(1,226,312)	15,783,054	—	53,105,250	2,294,601	523,050,404
Capital Appreciation	24,099,493	4,914,018	(3,643,465)	25,370,046	—	33,507,680	3,556,692	436,618,489
Capital Appreciation Value	48,400,931	10,347,420	(2,087,049)	56,661,302	8,258,679	69,956,688	536,817	657,271,098
China Emerging Leaders	11,154,351	221,943	(11,376,294)	—	1,343,663	689,871	(7,391,721)	—
Core Bond	14,224,143	3,596,200	(2,741,115)	15,079,228	3,194,039	—	733,507	196,633,129
Disciplined Value	9,798,346	2,782,889	(307,331)	12,273,904	1,943,371	8,979,355	312,719	233,081,446
Emerging Markets	52,545,210	9,012,067	(5,804,954)	55,752,323	8,072,614	—	(3,926,493)	553,620,567
Emerging Markets Debt	7,511,608	13,850,723	(275,273)	21,087,058	7,369,495	—	30,107	197,585,737
Equity-Income	19,314,494	5,971,699	(121,174)	25,165,019	8,320,088	26,670,802	705	507,326,786
Financial Industries	9,389,263	5,575,352	(679,906)	14,284,709	2,291,130	—	623,117	249,839,560
Floating Rate Income	90,308,447	12,150,306	(2,846,224)	99,612,529	43,932,330	2,253,261	(1,216,849)	891,532,139
Focused High Yield	64,588,717	5,501,693	(23,577,169)	46,513,241	15,554,225	—	1,599,631	167,447,668
Fundamental Global Franchise	10,484,183	889,652	(451,371)	10,922,464	1,294,183	6,717,038	32,987	135,001,653
Fundamental Large Cap Value	23,277,150	4,644,732	(674,833)	27,247,049	3,244,466	18,965,207	2,154	368,107,638

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Fundamental Value	12,409,358	—	(12,409,358)	—	—	—	$140,612,204	—
Global Absolute Return Strategies	15,973,662	3,562,305	—	19,535,967	$10,974,572	—	—	$213,332,762
Global Bond	14,806,860	710,207	(354,619)	15,162,448	—	—	(26,315)	184,678,621
Global Equity	10,105,276	4,025,467	(868,198)	13,262,545	3,829,658	$7,817,849	(382,886)	138,858,843
Global Income	17,907,645	1,862,604	(483,027)	19,287,222	10,350,605	—	(274,814)	183,421,481
Global Real Estate	13,033,316	1,058,747	(1,732,482)	12,359,581	2,852,362	—	949,807	115,067,695
Global Shareholder Yield	17,986,904	1,466,219	(1,333,457)	18,119,666	8,464,624	7,452,506	2,621,740	206,745,389
Global Short Duration Credit	3,709,765	14,398,769	(37,024)	18,071,510	6,586,681	53,254	(4,443)	167,703,611
Health Sciences	11,367,555	2,841,169	(5,128,094)	9,080,630	—	45,856,473	25,610,433	148,195,886
High Yield	26,324,143	2,143,041	(16,220,721)	12,246,463	13,087,722	—	17,715,063	105,319,579
International Core	7,154,400	657,051	(649,880)	7,161,571	8,296,227	—	2,171,874	221,292,529
International Growth Opportunities	11,986,251	2,160,498	—	14,146,749	1,506,038	6,396,195	—	177,683,164
International Growth Stock	15,547,742	1,212,965	(1,394,844)	15,365,863	3,714,726	5,581,318	1,417,816	198,065,979
International Small Cap	8,179,910	714,674	(666,496)	8,228,088	870,966	—	869,166	145,801,713
International Small Company	15,290,257	1,190,320	(1,383,757)	15,096,820	2,553,434	—	1,726,230	144,023,663
International Value	25,750,510	2,790,627	(179,340)	28,361,797	11,805,924	—	21,139	426,277,806
International Value Equity	15,124,627	1,914,650	(1,168,254)	15,871,023	3,432,936	8,236,315	593,033	126,650,762
Investment Quality Bond	8,823,193	7,255,381	(203,770)	15,874,804	3,806,906	1,453,264	(101,108)	196,371,324
Mid Cap Stock	16,392,650	3,545,583	(2,059,158)	17,879,075	—	47,817,695	(645,738)	358,833,034
Mid Value	16,799,673	2,308,662	(1,284,388)	17,823,947	2,269,630	32,886,117	683,187	283,935,477
Mutual Shares	9,681,942	—	(9,681,942)	—	1,756	—	36,710,362	—
Natural Resources	12,160,253	295,675	(70,367)	12,385,561	922,444	—	(3,518)	161,383,864
Real Estate Equity	7,378,553	489,783	(1,486,323)	6,382,013	972,532	1,952,606	2,113,484	76,711,796
Real Return Bond	12,719,251	1,286,439	(656,237)	13,349,453	5,923,500	—	(182,487)	148,445,922
Redwood	9,429,503	2,039,693	(349,558)	11,119,638	—	5,759,293	46,513	122,427,213
Science & Technology	24,128,912	3,851,208	(3,755,875)	24,224,245	—	42,945,328	6,362,986	308,374,633
Seaport	3,658,000	781,014	—	4,439,014	—	—	—	45,499,890
Select Growth	5,549,868	1,819,764	(7,369,632)	—	—	32,192,117	33,329,666	—
Short Duration Credit Opportunities	45,224,324	8,843,019	—	54,067,343	18,273,485	—	—	534,726,018
Small Cap Core	3,513,000	4,034,282	(1,688,712)	5,858,570	66,285	1,157,834	14,587	58,058,425
Small Cap Growth	5,758,824	1,193,477	(969,658)	5,982,643	—	7,151,004	263,679	60,604,171
Small Cap Intrinsic Value	2,467,353	—	(2,467,353)	—	—	—	10,139,917	—
Small Cap Opportunities	1,442,930	904,575	(125,951)	2,221,554	80,793	8,920,476	(186,965)	58,382,429
Small Cap Value	2,889,524	1,075,460	(436,825)	3,528,159	364,838	3,219,721	(260,724)	68,657,984
Small Company Growth	2,730,099	480,514	(420,473)	2,790,140	—	5,894,855	344,856	54,463,524
Small Company Value	2,186,745	273,022	(429,998)	2,029,769	473,066	5,749,503	524,961	69,722,568
Spectrum Income	41,273,530	3,181,007	(8,983,718)	35,470,819	14,743,850	9,513,613	2,687,923	374,571,851
Strategic Growth	22,873,214	7,962,634	(3,306,156)	27,529,692	2,303,531	31,866,854	4,067,572	436,896,207
Strategic Income Opportunities	48,755,430	7,896,521	(720,194)	55,931,757	22,947,920	—	(303,262)	606,859,566
Technical Opportunities	15,973,575	3,543,695	(1,895,321)	17,621,949	—	30,286,502	(43,581)	231,199,974
Total Return	39,925,938	1,320,165	(13,962,211)	27,283,892	17,261,417	821,465	2,253,203	372,425,125
U.S. Equity	23,193,826	5,132,659	(2,351,913)	25,974,572	3,710,339	49,451,081	692,165	307,279,191
U.S. High Yield Bond	17,782,417	1,754,244	(9,004,163)	10,532,498	11,001,808	4,775,431	4,354,939	120,807,752
Value	10,884,372	874,190	(1,099,860)	10,658,702	740,166	8,870,449	274,015	127,904,423
Value Equity	—	14,019,856	(459,422)	13,560,434	1,019,454	—	107,628	138,858,843
					$328,790,914	$724,006,800	$292,569,765	$15,133,804,096

Lifestyle Moderate Portfolio
Absolute Return Currency	11,765,147	886,183	(903,438)	11,747,892	—	$3,454,760	($135,278)	$107,845,644
Active Bond	35,260,537	2,525,716	(855,814)	36,930,439	$14,441,482	1,534,609	(163,508)	377,059,785
Alpha Opportunities	7,180,683	2,542,894	(1,275,541)	8,448,036	441,113	11,996,057	(82,034)	102,390,192
Asia Pacific Total Return Bond	7,511,087	953,151	—	8,464,238	2,053,661	—	—	78,124,916
Blue Chip Growth	3,353,680	858,777	(347,393)	3,865,064	—	13,045,974	449,914	128,088,217
Capital Appreciation	5,679,352	1,295,769	(1,005,367)	5,969,754	—	7,877,554	830,699	102,739,467

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Capital Appreciation Value	14,088,558	3,388,672	(835,442)	16,641,788	$2,425,627	$20,546,729	$317,916	$193,044,745
Core Bond	9,364,692	1,614,525	(96,729)	10,882,488	2,344,732	—	2,857	141,907,640
Emerging Markets	10,208,970	142,774	(619,469)	9,732,275	1,409,177	—	(512,928)	96,641,490
Emerging Markets Debt	3,684,020	5,622,976	(169,743)	9,137,253	3,342,386	—	5,588	85,616,060
Enduring Equity	2,339,153	50,347	(166,178)	2,223,322	546,311	—	89,239	23,922,942
Equity-Income	6,887,664	1,429,173	(531,201)	7,785,636	2,644,450	8,477,025	(158,899)	156,958,424
Floating Rate Income	44,538,067	3,760,138	(2,535,593)	45,762,612	20,681,453	1,035,162	(1,650,280)	409,575,381
Focused High Yield	25,047,142	1,968,138	(7,280,302)	19,734,978	6,193,774	—	463,495	71,045,920
Fundamental Global Franchise	2,588,198	816,405	(191,651)	3,212,952	384,370	1,994,947	(4,735)	39,712,084
Fundamental Large Cap Value	8,741,738	3,501,709	(913,782)	11,329,665	1,385,155	8,096,789	(144,461)	153,063,769
Fundamental Value	3,254,206	—	(3,254,206)	—	—	—	36,308,737	—
Global Absolute Return Strategies	7,033,630	380,723	—	7,414,353	4,165,105	—	—	80,964,730
Global Bond	9,256,918	201,323	(465,645)	8,992,596	—	—	3,190	109,529,823
Global Equity	2,532,482	1,652,916	(521,783)	3,663,615	1,058,281	2,160,370	(113,698)	38,358,045
Global Income	7,533,511	660,729	(352,137)	7,842,103	4,264,487	—	(283,157)	74,578,403
Global Real Estate	2,805,404	169,856	(405,664)	2,569,596	592,501	—	340,524	23,922,942
Global Shareholder Yield	4,273,491	1,197,147	(354,777)	5,115,861	2,214,696	2,130,946	522,994	58,371,979
Global Short Duration Credit	1,410,244	4,185,013	(17,450)	5,577,807	2,011,569	16,437	(1,662)	51,762,046
High Yield	10,191,230	733,906	(5,315,393)	5,609,743	5,016,761	—	1,347,097	48,243,793
International Core	1,386,254	236,207	(160,915)	1,461,546	1,693,109	—	537,363	45,161,786
International Growth Opportunities	2,439,792	435,344	(24,736)	2,850,400	303,448	1,288,756	(8,811)	35,801,021
International Growth Stock	3,102,490	394,279	(402,562)	3,094,207	755,790	1,135,562	654,069	39,884,329
International Small Cap	1,648,978	248,127	(126,609)	1,770,496	187,412	—	128,597	31,373,180
International Small Company	2,993,236	515,936	(214,913)	3,294,259	557,182	—	211,679	31,427,234
International Value	5,544,415	1,058,808	(660,100)	5,943,123	2,473,893	—	1,213,495	89,325,143
International Value Equity	3,015,598	566,097	(319,328)	3,262,367	705,657	1,693,015	199,710	26,033,686
Investment Quality Bond	6,844,414	4,826,510	(205,446)	11,465,478	2,695,860	1,046,218	(63,761)	141,827,964
Mid Cap Stock	3,368,588	964,857	(687,817)	3,645,628	—	9,685,984	224,356	73,167,747
Mid Value	4,766,389	822,393	(572,923)	5,015,859	640,188	9,276,087	352,306	79,902,627
Natural Resources	2,746,124	36,519	(47,299)	2,735,344	203,721	—	(258,574)	35,641,528
Real Estate Equity	2,365,485	164,104	(539,328)	1,990,261	300,477	603,285	1,375,925	23,922,942
Real Return Bond	5,511,023	379,421	(400,910)	5,489,534	2,469,889	—	(141,832)	61,043,616
Redwood	3,624,647	297,527	(589,041)	3,333,133	—	1,748,036	424,810	36,697,793
Seaport	917,000	375,187	—	1,292,187	—	—	—	13,244,915
Select Growth	1,369,776	498,679	(1,868,455)	—	—	8,246,672	2,380,995	—
Short Duration Credit Opportunities	18,367,393	1,571,844	(211,963)	19,727,274	6,913,102	—	(68,174)	195,102,743
Small Cap Growth	1,465,554	447,313	(330,599)	1,582,268	—	1,881,237	83,771	16,028,371
Small Cap Value	750,638	374,621	(166,374)	958,885	98,022	865,055	(47,093)	18,659,895
Small Company Growth	680,618	164,825	(122,362)	723,081	—	1,520,130	90,662	14,114,536
Small Company Value	570,855	126,904	(154,531)	543,228	126,759	1,540,593	102,905	18,659,895
Spectrum Income	16,359,209	1,035,044	(3,398,356)	13,995,897	5,811,831	3,764,523	1,915,466	147,796,670
Strategic Growth	4,734,380	2,530,449	(787,998)	6,476,831	543,929	7,524,665	517,813	102,787,313
Strategic Income Opportunities	19,824,535	2,979,421	(1,086,181)	21,717,775	9,115,852	—	(279,282)	235,637,863
Total Return	25,973,293	1,789,862	(7,606,866)	20,156,289	12,293,028	606,867	(3,496,292)	275,133,338
U.S. Equity	7,459,238	2,133,077	(1,826,964)	7,765,351	1,104,846	14,725,286	1,181,949	91,864,098
U.S. High Yield Bond	6,819,554	646,454	(2,776,076)	4,689,932	4,223,867	2,136,766	261,606	53,793,519
					$130,834,953	$151,656,096	$44,925,268	$4,687,502,189

Lifestyle Conservative Portfolio
Absolute Return Currency	10,113,841	5,141,299	(967,911)	14,287,229	—	$4,201,514	($104,960)	$131,156,760
Active Bond	36,237,059	6,903,552	(1,934,338)	41,206,273	$15,306,407	1,721,295	(100,463)	420,716,051
Alpha Opportunities	—	3,643,365	(883,911)	2,759,454	143,779	3,910,079	(238,947)	33,444,580
Asia Pacific Total Return Bond	7,008,351	189,835	—	7,198,186	1,746,481	—	—	66,439,256
Blue Chip Growth	3,167,576	484,012	(1,952,784)	1,698,804	—	5,734,001	33,539,516	56,298,379

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Capital Appreciation	—	935,711	(72,012)	863,699	—	$1,137,305	($7,058)	$14,864,259
Capital Appreciation Value	6,676,949	3,187,492	(592,219)	9,272,222	$1,374,511	11,643,057	(13,436)	107,557,775
Core Bond	12,532,573	2,035,005	(2,425,357)	12,142,221	2,656,132	—	(429,537)	158,334,561
Core High Yield	—	7,300,654	(12,212)	7,288,442	1,802,660	—	(9,403)	75,143,837
Emerging Markets	3,345,812	44,544	(353,982)	3,036,374	439,649	—	303,149	30,151,192
Emerging Markets Debt	3,980,655	5,847,234	(297,776)	9,530,113	3,480,148	—	(21,804)	89,297,159
Enduring Equity	7,665,778	160,640	(919,235)	6,907,183	1,743,648	—	802,450	74,321,293
Equity-Income	4,032,914	596,344	(1,716,497)	2,912,761	987,246	3,164,709	11,241,991	58,721,253
Floating Rate Income	43,383,054	2,595,576	(4,727,753)	41,250,877	19,257,982	933,105	(1,536,383)	369,195,351
Focused High Yield	17,934,976	823,429	(18,758,405)	—	3,102,643	—	1,234,674	—
Fundamental Global Franchise	1,372,979	612,630	(241,825)	1,743,784	210,011	1,089,992	13,717	21,553,175
Fundamental Large Cap Value	895,188	3,355,772	(366,283)	3,884,677	473,932	2,770,322	(139,170)	52,481,981
Fundamental Value	2,487,184	—	(2,487,184)	—	—	—	28,804,366	—
Global Absolute Return Strategies	7,924,301	428,934	—	8,353,235	4,692,534	—	—	91,217,327
Global Bond	10,167,615	51,439	(611,719)	9,607,335	—	—	(41,005)	117,017,345
Global Equity	1,640,844	1,470,286	(458,421)	2,652,709	766,614	1,564,963	(59,779)	27,773,867
Global Income	4,665,857	388,384	(373,948)	4,680,293	2,535,821	—	(16,058)	44,509,588
Global Real Estate	2,214,537	264,366	(483,165)	1,995,738	461,783	—	675,906	18,580,323
Global Shareholder Yield	2,153,105	966,139	(393,261)	2,725,983	1,172,565	1,152,492	819,163	31,103,461
Global Short Duration Credit	1,341,092	2,739,218	(93,367)	3,986,943	1,528,992	11,749	(6,864)	36,998,831
High Yield	7,070,830	312,640	(5,442,395)	1,941,075	2,529,860	—	6,034,436	16,693,248
International Core	536,010	163,722	(98,427)	601,305	702,131	—	412,646	18,580,323
International Growth Stock	2,050,923	497,383	(386,127)	2,162,179	534,997	803,824	262,222	27,870,485
International Value	3,474,403	650,957	(787,577)	3,337,783	1,397,297	—	2,208,583	50,166,873
Investment Quality Bond	15,565,168	3,126,067	(5,900,643)	12,790,592	4,036,180	1,173,189	(189,620)	158,219,623
Mid Cap Stock	1,280,412	499,806	(373,739)	1,406,479	—	3,744,132	119,376	28,228,026
Mid Value	1,175,141	318,534	(240,757)	1,252,918	160,037	2,318,885	154,628	19,958,983
Natural Resources	1,071,888	65,923	(89,938)	1,047,873	78,043	—	(58,041)	13,653,786
Real Estate Equity	1,878,647	237,910	(570,773)	1,545,784	233,963	469,741	1,961,577	18,580,323
Real Return Bond	8,950,118	479,898	(763,771)	8,666,245	3,858,704	—	(941,399)	96,368,646
Redwood	2,887,902	252,421	(1,156,059)	1,984,264	—	1,043,451	1,302,947	21,846,744
Seaport	751,000	—	—	751,000	—	—	—	7,697,750
Short Duration Credit Opportunities	16,938,653	701,938	(661,991)	16,978,600	6,082,989	—	(45,431)	167,918,351
Short Term Government Income	15,513,265	596,273	(726,881)	15,382,657	2,411,721	—	(222,726)	149,057,946
Small Cap Growth	852,002	368,864	(303,772)	917,094	—	1,088,439	109,701	9,290,162
Small Cap Value	—	277,996	(29,749)	248,247	25,546	225,442	10,679	4,830,884
Small Company Value	255,175	80,963	(196,583)	139,555	32,747	397,996	2,075,279	4,793,723
Spectrum Income	15,400,666	796,233	(3,878,798)	12,318,101	5,216,136	3,357,692	2,144,655	130,079,143
Strategic Growth	—	1,359,720	(412,088)	947,632	80,338	1,111,385	108,297	15,038,914
Strategic Income Opportunities	18,321,296	2,459,643	(1,650,691)	19,130,248	8,136,728	—	(166,985)	207,563,189
Total Return	26,579,840	3,185,627	(8,414,418)	21,351,049	12,924,687	645,090	(2,393,780)	291,441,822
U.S. Equity	3,821,891	1,379,935	(1,165,357)	4,036,469	573,089	7,638,075	618,493	47,751,431
U.S. High Yield Bond	4,600,572	304,753	(2,901,955)	2,003,370	2,145,666	905,742	1,654,309	22,978,654
					$115,044,397	$63,957,666	$89,869,911	$3,655,486,633

AUDITOR’S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios’ investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio, and Lifestyle Conservative Portfolio, each a portfolio of John Hancock Funds II (the “Trust”), at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2015

FEDERAL TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended December 31, 2014.

The portfolios report the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The portfolios report the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources.

Portfolio	Foreign Sourced Income	Foreign Tax Credit
Lifestyle Aggressive	$19,114,727	$2,277,731
Lifestyle Growth	48,778,654	5,416,879
Lifestyle Balanced	41,398,943	4,257,008
Lifestyle Moderate	9,824,125	884,041
Lifestyle Conservative	5,756,930	418,206

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Capital Gain
Lifestyle Aggressive	$196,160
Lifestyle Growth	48,358,571
Lifestyle Moderate	84,312,793
Lifestyle Conservative	112,654,177

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the portfolios.

EVALUATION OF SUBADVISORY AGREEMENT AMENDMENT

Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

At an in-person meeting held on December 15–17, 2014, the Board of Trustees of John Hancock Funds II (the “Trust”), including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved an amendment to the subadvisory agreement (the “JHAM Subadvisory Agreement Amendment”) between John Hancock Advisers, LLC (the “Advisor”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) with respect to the following funds: Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (collectively, the “Funds”).

This section describes the evaluation by the Board of Trustees of the JHAM Subadvisory Agreement Amendment.

Evaluation by the Board

At the in-person meeting of the Board held on December 15–17, 2014, the Advisor recommended to the Board that QS Investors, LLC (“QS Investors”) be removed as subadviser consultant to the Funds and that the subadvisory fee paid to JHAM be increased to compensate JHAM for providing the investment manager analysis and optimization services (the “Services”) previously provided by QS Investors to the Funds with such changes to become effective February 17, 2015.

In considering the approval of the proposed Subadvisory Agreement Amendment with JHAM, the Board took into account its consideration of the factors it considered in connection with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meeting held on May 27–29, 2014, as well as information presented at other meetings during the year. The Board also discussed the proposal at an in-person meeting held on September 24–26, 2014. The Board also took into account discussions with management and information provided to the Board regarding the services to be provided by JHAM to the Funds at the December 15–17, 2014 meeting during which representatives from JHAM made a presentation and responded to questions from the Independent Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional information from, management.

The Board also considered other factors it considered relevant in its evaluation of the proposed Subadvisory Agreement Amendment, including the potential benefits that the Funds and their shareholders may realize through having JHAM provide these Services. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board noted the affiliation of the Advisor with JHAM, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The factors considered by the Board with respect to each Fund were:

(1)	the nature, extent and quality of the services to be provided by JHAM to the Funds;

(2)	the investment performance of the Funds and JHAM;

(3)	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and

(4)	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed at this meeting and at prior meetings:

(1)	information relating to JHAM’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of the Funds and the performance of other John Hancock funds managed by JHAM; and

(3)	the subadvisory fee for each Fund, including any breakpoints determined by the aggregate net assets of the Funds and other John Hancock funds managed by JHAM.

The Board’s decision to approve the proposed Subadvisory Agreement Amendment with JHAM was based on a number of determinations, including the following:

(1)	JHAM has developed the capability to provide the manager analysis and optimization services currently being provided by QS Investors and has represented to the Board that providing these services to the Funds directly will enhance the optimization process;

(2)	JHAM has extensive experience and demonstrated skills as a manager of funds of funds and may be expected to continue to provide a high quality of investment management services and personnel to the Funds;

(3)	While the JHAM subadvisory fee will increase to compensate JHAM for providing the Services, the increase in the JHAM subadvisory fee is less than the contractual fee rate currently paid to QS Investors and the savings from the lower contractual fee rate will be passed through to shareholders through a contractual advisory fee waiver; and

(4)	The subadvisory fee rate payable to JHAM set forth in the Subadvisory Agreement Amendment contains breakpoints that are reflected in each Fund’s advisory fees in order to permit shareholders to benefit from economies of scale as the Fund grows.

Trustees and officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	224
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	224
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	224
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	224
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Grace K. Fey, Born: 1946	2008	224
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	224
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	224
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Independent Trustees (continued)

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	224
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	224
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Gregory A. Russo, Born: 1949	2012	224
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	224
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	224
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth Position(s) held with Fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

**Effective 3-13-14.

Principal officers who are not Trustees (continued)

Name, Year of Birth Position(s) held with Fund Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2	Member of the Audit Committee.

3	“John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of
Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Fundamental All Cap Core
Fundamental Large Cap Core
Fundamental Large Cap Value
Large Cap Equity
Select Growth
Small Cap Equity
Small Cap Value
Small Company
Strategic Growth
U.S. Equity
U.S. Global Leaders Growth
Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Global Equity
Global Opportunities
Global Shareholder Yield
Greater China Opportunities
International Core
International Growth
International Small Company
International Value Equity

INCOME FUNDS

Bond
California Tax-Free Income
Core High Yield
Emerging Markets Debt
Floating Rate Income
Focused High Yield
Global Income
Government Income
High Yield Municipal Bond
Income
Investment Grade Bond

INCOME FUNDS (CONTINUED)

Money Market
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency
Alternative Asset Allocation
Enduring Equity
Financial Industries
Global Absolute Return Strategies
Global Conservative Absolute Return
Natural Resources
Redwood
Regional Bank
Seaport
Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Retirement Choices Portfolio (2010-2055)
Retirement Living Portfolio (2010-2055)
Retirement Living II Portfolio (2010-2055)

CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield

The fund’s investment objective’s, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America’s strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Tax Free Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF212226	LSA 12/14 2/15

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year, December 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR), that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

[Insert Updated Code of Ethics]

John Hancock Code of Ethics

January 1, 2008

(revised January 1, 2015)

This is the Code of Ethics for the following:

John Hancock Advisers, LLC and
John Hancock Investment Management Services, LLC
(each, a “John Hancock Adviser”)

John Hancock Funds, LLC

John Hancock Distributors, LLC, and

each open-end and closed-end fund advised by a John Hancock Adviser
(the “John Hancock Affiliated Funds”)

(together, called “John Hancock”)

John Hancock is required by law to adopt a Code of Ethics. The purposes of a Code of Ethics are to ensure that companies and their “covered employees”1 comply with all applicable laws and to prevent abuses in the investment advisory business that can arise when conflicts of interest exist between the employees of an investment advisor and its clients. By adopting and enforcing a Code of Ethics, we strengthen the trust and confidence entrusted in us by demonstrating that at John Hancock, client interests come first.

The Code of Ethics (the “Code”) that follows represents a balancing of important interests. On the one hand, as registered investment advisers, the John Hancock Advisers owe a duty of undivided loyalty to their clients, and must avoid even the appearance of a conflict that might be perceived as abusing the trust they have placed in John Hancock. On the other hand, the John Hancock Advisers do not want to prevent conscientious professionals from investing for their own accounts where conflicts do not exist or that are immaterial to investment decisions affecting the John Hancock Advisers’ clients.

When conflicting interests cannot be reconciled, the Code makes clear that, first and foremost, covered employees owe a fiduciary duty to John Hancock clients. In most cases, this means that the affected employee will be required to forego conflicting personal securities transactions. In some cases, personal investments will be permitted, but only in a manner, which, because of the circumstances and applicable controls, cannot reasonably be perceived as adversely affecting John Hancock client portfolios or taking unfair advantage of the relationship John Hancock employees have to John Hancock clients.

The Code contains specific rules prohibiting defined types of conflicts. Since every potential conflict cannot be anticipated by the Code, it also contains general provisions prohibiting conflict situations. In view of these general provisions, it is critical that any covered employee who is in doubt about the applicability of the Code in a given situation seek a determination from Code of Ethics Administration or the Chief Compliance Officer about the propriety of the conduct in advance.

It is critical that the Code be strictly observed. Not only will adherence to the Code ensure that John Hancock renders the best possible service to its clients, it will help to ensure that no individual is liable for violations of law.

It should be emphasized that adherence to this policy is a fundamental condition of employment at John Hancock. Every covered employee is expected to adhere to the requirements of the Code despite any inconvenience that may be involved. Any covered employee failing to do so may be subject to disciplinary action, including financial penalties and termination of employment in conjunction with the John Hancock Schedule of Fines and Sanctions or as determined by Ethics Oversight Committee.

______________________

1 “Covered employees” includes all “access persons” as defined under Securities and Exchange Commission (“SEC”) Rule 17j-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and “supervised persons” as defined under SEC Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Table of Contents
Section 1: General Principles	1
Section 2: To Whom Does This Code Apply?	2
Access Person Designations	3
Section 3: Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions?	3
Preferred Brokerage Account Requirements	5
Section 4: Overview of Policies	6
Section 5: Policies in the Code of Ethics	7
John Hancock Affiliated Funds Reporting Requirement and Holding Period	7
Pre-clearance Requirement of Securities Transactions	8
Pre-clearance of IPOs, Private Placements and Limited Offerings	8
Pre-clearance of MFC securities	9
Preclearance of Gifts and Donations of covered securities	9
Pre-clearance Process	9
Ban on Short-Term Profits	10
Ban on IPOs	10
Ban on Speculative Transactions in MFC	11
Ban on ownership of publicly traded securities of subadvisers	11
Ban on Restricted Securities	12
Excessive Trading	12
Disclosure of Private Placement Conflicts	12
Seven Day Blackout Period	13
Three Day Blackout Period	13
Restriction on Securities under Active Consideration	14
Exceptions	14
De Minimis Trading Rule	14
Market Cap Securities Exception	14
Trading in Exchange Traded Funds/Notes and Options on covered securities	14
Section 6: Policies outside of the Code of Ethics	15
MFC Code of Business Conduct & Ethics	15
John Hancock Gift & Entertainment Policy	16
5John Hancock Insider Trading Policy	16
John Hancock Whistleblower Policy	16
Policy and Procedures Regarding Disclosure of Portfolio Holdings	17
Section 7: Reports and Other Disclosures outside the Code of Ethics	18
Broker Letter/Duplicate Confirm Statements	18
Investment Professional Disclosure of Personal Securities Conflicts	18
Section 8: Reporting Requirements and Other Disclosures inside the Code of Ethics	19
Initial/Annual Brokerage Holdings Report	19
Quarterly Brokerage Account & Transaction Certification	19
Annual Certification of Code of Ethics	20
Reporting of Gifts, Donations, and Inheritances	21

i

ii

1)  General Principles

Each covered person within the John Hancock organization is responsible for maintaining the very highest ethical standards when conducting our business.

This means that:

• You have a fiduciary duty at all times to place the interests of our clients and fund investors first.

• All of your personal securities transactions must be conducted consistent with the provisions of the Code that apply to you and in such a manner as to avoid any actual or potential conflict of interest or other abuse of your position of trust and responsibility.

• You should not take inappropriate advantage of your position or engage in any fraudulent or manipulative practice (such as front-running or manipulative market timing) with respect to our clients’ accounts or fund investors.

• You must treat as confidential any information concerning the identity of security holdings and financial circumstances of clients or fund investors.

• You must comply with all applicable federal securities laws, which, for purposes of the Code, means the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940 , the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted there under by the SEC or the Department of the Treasury.

• You must promptly report any violation of the Code that comes to your attention to the Chief Compliance Officer of your company – see Appendix G.

It is essential that you understand and comply with the general principles, noted above, in letter and in spirit as no set of rules can anticipate every possible problem or conflict situation.

As described in section 12: “Interpretation and Enforcement” on page 24 of the Code, failure to comply with the general principles and the provisions of the Code may result in disciplinary action, including termination of employment.

1

2)  To Whom Does This Code Apply?

This Code applies to you if you are:

•	a director, officer or other “Supervised Employee”[2] of a John Hancock Adviser;
•	an interested director, officer or access person[3] of John Hancock Funds, LLC, John Hancock Distributors, LLC, or a John Hancock open-end or closed-end fund registered under the 1940 Act and are advised by a John Hancock Adviser;[4]
•	an employee of Manulife Financial Corporation (“MFC”) or its subsidiaries who participates in making recommendations for, or receives information about, portfolio trades or holdings of the John Hancock Affiliated Funds. The preceding excludes John Hancock Asset Management (U.S.) and John Hancock Asset Management (N.A.), and Declaration Management and Research, LLC each of whom have adopted their own code of ethics in accordance with Rule 204A-1 under the Advisers Act.

Please note that if a policy described below applies to you, it also applies to all accounts over which you have a beneficial interest. Normally, you will be deemed to have a beneficial interest in your personal accounts, those of a spouse, “significant other,” minor children or family members sharing the same household, as well as all accounts over which you have discretion or give advice or information. “Significant others” are defined for these purposes as two people who (1) share the same primary residence; (2) share living expenses; and (3) are in a committed relationship and intend to remain in the relationship indefinitely.

There are three categories for persons covered by the Code, taking into account their positions, duties and access to information regarding fund portfolio trades. You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond your assigned category, or if you are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to notify Code of Ethics Administration.

Access Person Designations: The basic definitions of four categories, with examples, are provided below. The more detailed definitions of each category are attached as Appendix A.

______________________

2 A “Supervised Employee” is defined by the Advisers Act to mean a partner, officer, director (or other person occupying a similar status or performing similar functions) or employee, as well as any other person who provides advice on behalf of the adviser and is subject to the adviser’s supervision and control. However, in reliance on the Prudential no-action letter, John Hancock does not treat as a “Supervised Employee” any of its “non-advisory personnel”, as defined below.

In reliance on the Prudential no-action letter, John Hancock treats as an “Advisory Person” any “Supervised Employee” who is involved, directly, or indirectly, in John Hancock Financial Services investment advisory activities, as well as any “Supervised Employee” who is an “Access Person.” John Hancock treats as “non-advisory personnel”, and does not treat as a “Supervised Person”, those individuals who have no involvement, directly or indirectly, in John Hancock investment advisory activities, and who are not “Access Persons.”

3 You are an “Access Person” if you are a “Supervised Person” who has access to non-public information regarding any client’s purchase or sale of securities, or non-public information regarding the portfolio holdings of any John Hancock Affiliated Fund, or who is involved in making securities recommendations to clients, or who has access to such recommendations that are non-public.

4 Disinterested Trustees of John Hancock open-end and closed-end funds registered under the 1940 Act and advised by a John Hancock Adviser are subject to a separate Code of Ethics adopted by the Board of Trustees of each such fund.

2

“Access Level I” Investment Access	“Access Level II” Regular Access	“Access Level III” Periodic Access

A person who, in connection with his/her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund or account.

Examples:

•

Portfolio Managers

•

Analysts

•

Traders

A person who, in connection with his/her regular functions or duties, has regular access to nonpublic information regarding any clients’ purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund or who is involved in making securities recommendations to clients, or who has regular access to such recommendations that are nonpublic

Examples:

•

Office of the Chief Compliance Officer

•

Fund Administration

•

Investment Management Services,

•

Administrative Personnel for Access Level I Persons

•

Technology Resources Personnel

•

Private Client Group Personnel

A person who, in connection with his/her regular functions or duties, has periodic access to nonpublic information regarding any clients’ purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund.

Examples:

•

Legal Staff

•

Marketing

•

Product Development

•

E-Commerce

•

Corporate Publishing

•

Administrative Personnel for Access Level II Persons

3)  Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions?

If the Code describes “Personal Trading Requirements” (i.e., John Hancock Mutual Fund reporting requirement and holding period, the pre-clearance requirement, the ban on short-term profits, the ban on IPOs, the disclosure of private placement conflicts and the reporting requirements) that apply to your access category as described above, then the requirements apply to trades for any account in which you have a beneficial interest. Normally, this includes your personal accounts, those of a spouse, “significant other,” minor children or family members sharing your household, as well as all accounts over which you have discretion or give advice or information. This includes all brokerage accounts that contain securities (including brokerage accounts that only contain securities exempt from reporting, e.g., brokerage accounts holding shares of non- affiliated mutual funds).

This also includes all accounts holding John Hancock Affiliated Funds as well as accounts in the MFC Global Share Ownership Plan.

3

Accounts over which you have no direct or indirect influence or control are exempt. To prevent potential violations of the Code, you are strongly encouraged to request clarification for any accounts that are in question.

These personal trading requirements do not apply to the following securities:

•	Direct obligations of the U.S. government (e.g., treasury securities) and indirect obligations of the U.S. government having less than one year to maturity;
•	Bankers’ acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt obligations, including repurchase agreements;
•	Shares issued by money market funds and all other open-end mutual funds registered under the 1940 Act that are not advised or subadvised by a John Hancock Adviser or another Manulife entity[5];
•	Commodities and options and futures on commodities;
•	Swaps on commodities; and
•	Securities in accounts over which you have no direct or indirect influence or control.

Except as noted above, the Personal Trading Requirements apply to all securities, including:

•	Stocks; including MFC Shares held in your Global Share Ownership Plan
•	Bonds;
•	Government securities that are not direct obligations of the U.S. government, such as Fannie Mae, or municipal securities, in each case that mature in more than one year;
•	John Hancock Affiliated Funds;[4]
•	Closed-end funds;
•	Options on securities, on indexes, and on currencies;
•	Swaps on securities, on indexes, and on currencies;
•	Limited partnerships;
•	Exchange traded funds and notes;
•	Domestic unit investment trusts;
•	Non-US unit investment trusts and Non-US mutual funds;
•	Private investment funds and hedge funds; and
•	Futures, investment contracts or any other instrument that is considered a “security” under the Securities Act of 1933.

______________________

4 Different requirements apply to shares of John Hancock Affiliated Funds. See the section titled “Reporting Requirement and Holding Period for positions in John Hancock Affiliated Funds” on page 7 of this Code. A list of Affiliated Funds can be found within the document section of your employee work center on the Personal Trade Control Center System (PTCC)

4

Preferred Brokerage Account Requirements:

This rule applies to new access persons commencing employment after January 1, 2008, plus any new brokerage accounts established by existing access persons.

While employed by John Hancock, you must maintain your accounts at one of the preferred brokers approved by John Hancock. Please find the list of preferred brokers in Appendix B.

Exceptions: With approval from Code of Ethics Administration, you can maintain a brokerage account at a broker-dealer other than the ones listed above if any of the following applies:

•	it contains only securities that can’t be transferred;
•	it exists solely for products or services that one of the above broker/dealers cannot provide;
•	it exists solely because your spouse’s or significant other’s employer also prohibits external covered accounts;
•	it is managed by a third-party registered investment adviser;
•	it is restricted to trading interests in non-Hancock 529 College Savings Plans;
•	it is associated with an ESOP (employee stock option plan) or an ESPP (employee stock purchase plan) in which a related covered person is the participant;
•	it is required by a direct purchase plan, a dividend reinvestment plan, or an automatic investment plan with a public company in which regularly scheduled investments are made or planned;
•	it is required by a trust agreement;
•	it is associated with an estate of which you are the executor, but not a beneficiary, and your involvement with the account is temporary; or
•	transferring the account would be inconsistent with other applicable rules.

What do I need to do to comply?

Upon designation as an Access Person, you have 45 calendar days to (i) qualify any non-compliant account as an exempt account or (ii) transfer all assets to a preferred broker and close the non-compliant account. You will need to contact Code of Ethics Administration to obtain an exemption request form to submit a request for permission to maintain a brokerage account with a broker/dealer not on John Hancock’s preferred broker list.

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4)  Overview of Policies

	Access Level I Person	Access Level II Person	Access Level III Person
General principles	Yes	Yes	Yes
Reporting requirement and holding period for positions in John Hancock Affiliated Funds	Yes	Yes	Yes
Pre-clearance requirement	Yes	Yes	Limited
Pre-clearance requirement for initial public offerings (“IPOs”)	Prohibited	Yes	Yes
Pre-clearance requirement on private placements/ limited offerings	Yes	Yes	Yes
Ban on IPOs	Yes	No	No
Ban on short-term profits	Yes	Yes	No
Fund trade blackout period rule	Yes	Yes	No
Ban on speculative trading in MFC stock	Yes	Yes	Yes
Ban on ownership of publicly traded subadvisers and controlling parent	Yes	Yes	No
Reporting of gifts, donations, and inheritances	Yes	Yes	Yes
Duplicate confirms & statements	Yes	Yes	Yes
Initial & annual certification of the Code	Yes	Yes	Yes
Initial & annual holdings reporting	Yes	Yes	Yes
Quarterly personal transaction reporting	Yes	Yes	Yes
Disclosure of private placement conflicts	Yes	No	No
MFC Code of Business Conduct & Ethics	Yes	Yes	Yes
John Hancock Gift & Entertainment Policy for the Advisers	Yes	Yes	Yes
John Hancock Insider Trading Policy	Yes	Yes	Yes

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John Hancock Whistleblower Policy for the Advisers	Yes	Yes	Yes
Policy and Procedures Regarding Disclosure of Portfolio Holdings	Yes	Yes	Yes
Investment Professional Personal Security Ownership Disclosure	Yes	No	No

5)  Policies in the Code of Ethics

John Hancock Affiliated Funds Reporting Requirement and Holding Period

Applies to: All Access Levels

You must follow the reporting requirement and the holding period requirement specified below if you purchase either:

• a “John Hancock Mutual Fund” (i.e., a 1940 Act mutual fund that is advised or sub-advised by a John Hancock Adviser or by another Manulife entity); or

• a “John Hancock Variable Product” (i.e., contracts funded by insurance company separate accounts that use one or more portfolios of John Hancock Variable Insurance Trust).

The reporting requirement and the holding period requirement for positions in John Hancock Affiliated Funds do not include John Hancock money market funds and any dividend reinvestment, payroll deduction, systematic investment/withdrawal and/or other program trades.

Reporting Requirement: You must report your holdings and your trades in a John Hancock Affiliated Fund held in an outside brokerage account. This is not a pre-clearance requirement—you can report your holdings after you trade by submitting duplicate confirmation statements to Code of Ethics Administration. You must also make sure that your holdings in a John Hancock Affiliated Fund are included in your Initial Holdings Report (upon hire or commencement of access designation).

If you purchase a John Hancock Variable Product, you must notify Code of Ethics Administration of your contract or policy number.

Code of Ethics Administration will rely on the operating groups of the John Hancock Affiliated Funds for administration of trading activity, holdings and monitoring of market timing policies;. i.e. John Hancock Signature Services, Inc. and the contract administrators supporting the John Hancock variable products.

Holding Requirement: You cannot profit from the purchase and sale of a John Hancock Mutual Fund within 30 calendar days. The purpose of this policy is to address the risk, real or perceived, of manipulative market timing or other abusive practices involving short-term personal trading in the John Hancock Affiliated Funds. Any profits realized on short-term trades must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice. You may request an exemption from this policy for involuntary sales due to unforeseen corporate

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activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) by sending an e-mail to the Chief Compliance Officer of your company.

A list of Affiliated Funds can be found within the document section of your employee work center on the Personal Trade Control Center System (PTCC)

Pre-clearance Requirement of Securities Transactions

Applies to: Access Level I Persons, Access Level II Persons Also, for a limited category of trades: Access Level III Persons

Access Level I Persons and Access Level II Persons: If you are an Access Level I Person or Access Level II Person, you must “pre-clear” (i.e., receive advance approval of) any personal securities transactions in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code.

Due to this pre-clearance requirement, participation in investment clubs and special orders, such as “good until canceled orders” and “limit orders,” are prohibited.

Place day orders only, i.e., orders that automatically expire at the end of the trading session. Be sure to check the status of all orders at the end of the trading day and cancel any orders that have not been executed. If any Access Person leaves an order open and it is executed the next day (or later), the transaction will constitute a violation of the Code by the Access Person.

Limited Category of Trades for Access Level III Persons: If you are an Access Level III Person, you must pre-clear transactions in securities of any closed-end funds advised by a John Hancock Adviser, as well as transactions in IPOs, private placements and limited offerings. An Access Level III Person is not required to pre-clear other trades. However, please keep in mind that an Access Level III Person is required to report covered securities transactions after every trade (even those that are not required to be pre-cleared) by requiring your broker to submit duplicate confirmation statements, as described in section 7: “Reports and Other Disclosures outside the Code of Ethics.”

Pre-clearance of IPOs, Private Placements and Limited Offerings Pre-clearance requests for these securities require some special considerations—the decision will take into account whether, for example: (1) the investment opportunity should be reserved for John Hancock clients; and (2) is it being offered to you because of your position with John Hancock. A separate procedure should be followed for requesting pre-clearance on these securities. See Appendix C.

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Pre-clearance of MFC securities:

Applies to: Access Level I Persons, Access Level II Persons

All personal transactions in MFC securities including stock, company issued options, sell transactions in the MFC Global Share Ownership Plan, and any other securities such as debt must be pre-cleared.

Preclearance of Gifts and Donations of covered securities:

Applies to: Access Level I Persons, Access Level II Persons

If you gift or donate shares of a reportable security it is considered a sale and you must receive preclearance approval. You must also ensure that the transaction is properly reported on your next quarterly transaction certification.

If denied, relief may be available with appeal to Code of Ethics Administration.

Pre-clearance Process:

You may pre-clear a trade through the Personal Trading Control Center (PTCC) System by following the steps outlined in the pre-clearance procedures, which are attached in Appendix C.

Please note that:

• You may not trade until clearance approval is received.

• Clearance approval is valid only for the date granted (i.e. the pre-clearance requested date and the trade date should be the same).

• A separate procedure should be followed for requesting pre-clearance of an IPO, a private placement, a limited offering as detailed in Appendix C.

Code of Ethics Administration must maintain a five-year record of all pre-clearances of private placement purchases by Access Level I Persons, and the reasons supporting the clearances.

The pre-clearance policy is designed to proactively identify potential “problem trades” that raise front-running, manipulative market timing or other conflict of interest concerns (example: when an Access Level II Person trades a security on the same day as a John Hancock Affiliated Fund).

Certain transactions in securities that would normally require pre-clearance are exempt from the pre-clearance requirement in the following situations: (1) shares are being purchased as part of an automatic investment plan; (2) shares are being purchased as part of a dividend reinvestment plan; or (3) transactions are being made in an account over which you have designated a third party as having discretion to trade (you must have approval from the Chief Compliance Officer to establish a discretionary account).

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Ban on Short-Term Profits

Applies to: Access Level I Persons, Access Level II Persons

If you are an Access Level I Person or Access Level II Person, you cannot profit from the purchase and sale (or sale and purchase) of the same (or equivalent) securities within 60 calendar days. This applies to any personal securities trades in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code, except for personal security trades of John Hancock Affiliated Funds which you cannot profit from within 30 days.

You may invest in derivatives, excluding certain equity options on MFC securities6 or sell short provided the transaction period exceeds the 60-day holding period

Remember, if you donate or gift a security, it is considered a sale and is subject to this rule.

This restriction does not apply to trading within a sixty calendar day period if you do not realize a profit.

The purpose of this policy is to address the risk, real or perceived, of front-running, manipulative market timing or other abusive practices involving short-term personal trading. Any profits in excess of $100.00 realized on short-term trades must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice

You may request an exemption from this policy for involuntary sales due to unforeseen corporate activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) from Code of Ethics Administration. In addition, transactions in securities with the following characteristics will typically be granted an exemption from this provision.

Market Cap Securities Exception: Pre-clearance requests in a security with a market capitalization of $5 billion or more would in most cases not be subject to the Ban on Short Term Profits because management has determined that transactions in these types of companies do not typically present any conflict of interest to the John Hancock Affiliated Funds.

Ban on IPOs

Applies to: Access Level I Persons

If you are an Access Level I Person, you may not acquire securities in an IPO.  You may not purchase any newly-issued securities until the next business (trading) day after the offering date. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions.”

There are two main reasons for this prohibition: (1) these purchases may suggest that persons have taken inappropriate advantage of their positions for personal profit; and (2) these purchases may

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create at least the appearance that an investment opportunity that should have been available to the John Hancock Affiliated Funds was diverted to the personal benefit of an individual employee.

You may request an exemption for certain investments that do not create a potential conflict of interest, such as: (1) securities of a mutual bank or mutual insurance company received as compensation in a demutualization and other similar non-voluntary stock acquisitions; (2) fixed rights offerings; or (3) a family member’s participation as a form of employment compensation in their employer’s IPO.

Ban on Speculative Transactions in MFC

Applies to: All Access Levels

All covered employees under this code are prohibited from engaging in speculative transactions involving securities of MFC, since these transactions might be seen as evidencing a lack of confidence in, and commitment to, the future of MFC or as reducing the incentive to maximize the performance of MFC and its stock price. Accordingly, all covered employees, as well as their family members, are prohibited from entering into any transaction involving MFC securities for their personal account which falls into the following categories:

1.	Short sales of MFC securities
2.	Buying put options or selling call options on MFC securities

Ban on ownership of securities of subadvisers

Applies to: Access Level I and Access Level II Persons

As an Access Level I or Access Level II Person you are prohibited from purchasing securities of any subadviser of a John Hancock Affiliated Fund.

MFC securities are excluded from this prohibition for Access Level I & Access Level II Persons.

The current subadvisers that are prohibited are Pzena Investment Management, Inc. (PZN) and T. Rowe Price Group, Inc. (TROW).

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Ban on Restricted Securities

Applies to: All Access Levels

No pre-clearance will be approved for securities appearing on the John Hancock Restricted List. Securities are placed on the Restricted List if:

▪	John Hancock or a member of John Hancock has received material non-public inside information on a security or company; or
▪	In the judgment of the Legal Department, or Chief Compliance Officer circumstances warrant addition of a security to this list

The Restricted List is a confidential list of companies that is maintained for those access persons subject to this Code after taking into consideration the applicability of other restricted lists among the affiliated advisers.

Excessive Trading

Applies to: All Access Levels

While active personal trading may not in and of itself raise issues under applicable laws and regulations, we believe that a very high volume of personal trading can be time consuming and can increase the possibility of actual or apparent conflicts with portfolio transactions. Accordingly, an unusually high level of personal trading activity is strongly discouraged and may be monitored by Code of Ethics Administration to the extent appropriate for the category of person, and a pattern of excessive trading may lead to the taking of appropriate action under the Code.

An Access Person effecting more than 45 trades in a quarter, or redeeming shares of a John Hancock Affiliated Fund within 30 days of purchase, should expect additional scrutiny of his or her trades and he or she may be subject to limitations on the number of trades allowed during a given period.

Disclosure of Private Placement Conflicts

Applies to: Access Level I Persons

If you are an Access Level I Person and you own securities purchased in a private placement, you must disclose that holding when you participate in a decision to purchase or sell that same issuer’s securities for a John Hancock Affiliated Fund. This applies to any private placement holdings in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. Private placements are securities exempt from SEC registration under section 4(2), section 4(6) and/or rules 504 –506 under the Securities Act.

The investment decision must be subject to an independent review by investment personnel with no personal interest in the issuer.

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The purpose of this policy is to provide appropriate scrutiny in situations in which there is a potential conflict of interest.

Seven Day Blackout Period

Applies to: Access Level I Persons

An Access Level I Person is prohibited from buying or selling a security within seven calendar days before and after that security is traded for a fund that the Person manages unless no conflict of interest exists in relation to that security as determined by Code of Ethics Administration. If a conflict exists, Code of Ethics will report conflict to Ethics Oversight Committee for review.

In addition, Access Level I Persons are prohibited from knowingly buying or selling a security within seven calendar days before and after that security is traded for a John Hancock Affiliated Fund unless no conflict of interest exists in relation to that security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. If a John Hancock Affiliated Fund trades in a security within seven calendar days before or after an Access Level I Person trades in that security, the Person may be required to demonstrate that he or she did not know that the trade was being considered for that John Hancock Affiliated Fund.

You will be required to sell any security purchased in violation of this policy unless it is determined that no conflict of interest exists in relation to that security (as determined by Code of Ethics Administration Any profits realized on trades determined by Code of Ethics Administration to be in violation of this policy must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice.

Three Day Blackout Period

Applies to: Access Level II Persons

An Access Level II Person is prohibited from knowingly buying or selling a security within three calendar days before and after that security is traded for a John Hancock Affiliated Fund unless no conflict of interest exists in relation to that security as determined by Code of Ethics Administration. If a conflict exists, Code of Ethics will report conflict to Ethics Oversight Committee7 for review.

This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. If a John Hancock Affiliated Fund trades in a security within three calendar days before or after the Person trade in that security, you may be required to demonstrate that the Person did not know that the trade was being considered for that John Hancock Affiliated Fund.

______________________

7 The Ethics Oversight Committee shall consist of the Chief Executive Officer, Chief Compliance Officer, Chief Investment Officer, Chief Legal Officer, Chief Financial Officer of the Trusts, Chief Counsel of Global Compliance, Chief Compliance Officer of US Compliance, President of John Hancock Asset Management (U.S.) and a Senior Representative from Human Resources

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You will be required to sell any security purchased in violation of this policy unless it is determined that no conflict of interest exists in relation to that security as determined Code of Ethics Administration.  Any profits realized on trades determined by Code of Ethics Administration to be in violation of this policy must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice.

Restriction on Securities under Active Consideration

Applies to: Access Level I & Access Level II Persons

Access Level I Persons and Access Level II Persons are prohibited from buying or selling a security if the security is being actively traded by a John Hancock Affiliated Fund.

Exceptions:

The Personal Trading and Reporting System will utilize the following exception criteria when determining approval or denial of pre-clearances requests:

De Minimis Trading Rule: Pre-clearance requests for 500 shares or less of a particular security with a market value of $25,000.00 or less, aggregated daily, would, in most cases, not be subject to the blackout period restrictions and the restriction on actively traded securities because management has determined that transactions of this size do not typically present any conflict of interest as long as the requestor is not associated with the conflicting fund or account.

Market Cap Securities Exception: Pre-clearance requests in a security with a market capitalization of $5 billion or more would in most cases except where another conflict occurs such as frontrunning violation, not be subject to the blackout period restrictions and the restriction on actively traded securities because management has determined that transactions in these types of companies do not typically present any conflict of interest as long as the requestor is not associated with the conflicting fund or account.

Trading in Exchange Traded Funds/Notes and Options on covered securities

Exchange Traded Funds, Exchange Traded Notes and Options on covered securities are required to receive pre-clearance approval prior to trading. However if the Exchange Traded Fund/Note or Option has an average market capitalization of $5 billion or more; or is based on a non-covered security; or is based on one of the following broad based indices it will be treated as a market cap exception security.

  the S&P 100, S&P Midcap 400, S&P 500, FTSE 100, and Nikkei 225;
  Direct obligations of the U.S. Government (e.g., treasury securities)
  Indirect obligations of the U.S. Government with a maturity of less than 1 year (GNMA)
  Commodities;
  Foreign currency

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6) Policies Outside of the Code of Ethics

The John Hancock Affiliated Funds have certain policies that are not part of the Code, but are equally important:

MFC Code of Business Conduct & Ethics

Applies to: All Covered Employees

The MFC Code of Business Conduct and Ethics (the “MFC Code”) provides standards for ethical behavior when representing the Company and when dealing with employees, field representatives, customers, investors, external suppliers, competitors, government authorities and the public.

The MFC Code applies to directors, officers and employees of MFC, its subsidiaries and controlled affiliates. Sales representatives and third party business associates are also expected to abide by all applicable provisions of the MFC Code and adhere to the principles and values set out in the MFC Code when representing Manulife to the public or performing services for, or on behalf of, Manulife.

Other important issues in the MFC Code include:

▪	MFC values – P.R.I.D.E.;
▪	Ethics in workplace;
▪	Ethics in business relationships;
▪	Misuse of inside information;
▪	Receiving or giving of gifts, entertainment or favors;
▪	Misuse or misrepresentation of your corporate position;
▪	Disclosure of confidential or proprietary information;
▪	Disclosure of outside business activities;
▪	Antitrust activities; and
▪	Political campaign contributions and expenditures relating to public officials.

John Hancock Gift & Entertainment Policy

Applies to: All Covered Employees

You are subject to the Gift and Entertainment Policy for the John Hancock Advisers which is designed to prevent the appearance of an impropriety, potential conflict of interest or improper payment.

The Gift & Entertainment Policy covers many issues relating to giving and accepting of gifts and entertainment when dealing with business partners, such as:

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▪	Gift & Business Entertainment Limits
▪	Restrictions on Gifts & Entertainment
▪	Reporting of Gifts & Entertainment

John Hancock Insider Trading Policy

Applies to: All Covered Employees

The antifraud provisions of the federal securities laws generally prohibit persons with material non-public information from trading on or communicating the information to others. Sanctions for violations can include civil injunctions, permanent bars from the securities industry, civil penalties up to three times the profits made or losses avoided, criminal fines and jail sentences. While Access Level I Persons are most likely to come in contact with material non-public information, the rules (and sanctions) in this area apply to all persons covered under this code and extend to activities both related and unrelated to your job duties.

The John Hancock Insider Trading Policy (the “Insider Trading Policy”) covers a number of important issues, such as:

•	Possession of material non-public information
•	The misuse of material non-public information
•	Restricting access to material nonpublic information

John Hancock Whistleblower Policy

Applies to: All Covered Employees

The Audit Committee of the mutual funds’ Board of Trustees investigates improprieties or suspected improprieties in the operations of a fund and has established procedures for the confidential, anonymous submission by employees of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.  (collectively the “Advisers”) or any other provider of accounting related services, of complaints regarding accounting, internal accounting controls, auditing matters or violations of securities law.

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls, auditing matters or violations of securities law may be raised and addressed without the fear or threat of retaliation.  The funds desire and expect that the employees and officers of the Advisers, or any other service provider to the funds will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

Persons may submit complaints or concerns to the attention of funds’ Chief Compliance Officer by sending a letter or other writing to the funds’ principal executive offices, by telephone call to or an email to the Ethics Hotline, Ethics Hotline can be reached at 1-866-294-9534, or through the Ethicspoint website at www.manulifeethics.com. The Ethics Hotline and Ethicspoint website are operated by an independent third party, which maintains the anonymity of all complaints.

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Complaints and concerns may be made anonymously to the funds’ Chief Compliance Officer. In addition any complaints or concerns may also be communicated anonymously, directly to any member of the Audit Committee.

Policy and Procedures Regarding Disclosure of Portfolio Holdings

Applies to: All Covered Employees

It is our policy not to disclose nonpublic information regarding Fund portfolio holdings except in the limited circumstances noted in this Policy. You can only provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available and you must have a legitimate business purpose for disclosing the information in this manner). We consider nonpublic information regarding Fund portfolio holdings to be confidential and the intent of the policy and procedures is to guard against selective disclosure of such information in a manner that would not be in the best interest of Fund shareholders.

A listing of other corporate and divisional policies with which you should be familiar is listed in Appendix D.

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7) Reports and Other Disclosures outside the Code of Ethics

Broker Letter/Duplicate Confirm Statements

Applies to: All Access Levels

In accordance with Rule 17j-1(d) (2) under the 1940 Act and Rule 204A-1(b) under the Advisers Act, you are required to report to Code of Ethics Administration each transaction in any reportable security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 3 of the Code, as well as trades in John Hancock Affiliated Funds.

To comply with these rules noted above you are required by this Code and by the Insider Trading Policy to inform your broker-dealer that you are employed by a financial institution. Your broker-dealer is subject to certain rules designed to prevent favoritism toward your accounts. You may not accept negotiated commission rates that you believe may be more favorable than the broker grants to accounts with similar characteristics.

When a brokerage account in which you have a beneficial interest is opened you must do the following before any trades are made:

•	Notify the broker-dealer with which you are opening an account that you are an employee of John Hancock;
•	Notify the broker-dealer if you are registered with the Financial Industry Regulatory Authority (the successor to the National Association of Securities Dealers) or are employed by John Hancock Funds, LLC or John Hancock Distributors, LLC
•	Notify Code of Ethics Administration, in writing, to disclose the new brokerage account before you place any trades,

Code of Ethics Administration will notify the broker-dealer to have duplicate written confirmations of any trade, as well as statements or other information concerning the account, sent to John Hancock, Code of Ethics Administration, 601 Congress Street, 11th Floor, Boston, MA 02210-2805.

Code of Ethics Administration may rely on information submitted by your broker as part of your reporting requirements under the Code.

Investment Professional Disclosure of Personal Securities Conflicts

Applies to: Access Level I

As an investment professional, you must promptly disclose your direct or indirect beneficial interest in a security that is under consideration for purchase or sale in a John Hancock Affiliated Fund or account. See Appendix E.

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8) Reporting Requirements and Other Disclosures inside the Code of Ethics

Initial/Annual Brokerage Holdings Report

Applies to: All Access Levels

In accordance with Rule 17j-1(d) under the 1940 Act and Rule 204A-1(b) under the Advisers Act; you must file an initial holdings report within 10 calendar days after becoming an Access Person. The information must be current as of a date no more than 45 days prior to your becoming an Access Person.

In addition, on an annual basis you must also certify to an annual holdings report within 45 calendar days after the required certification date determined by Code of Ethics Administration. The information in the report must be current as of a date no more than 45 days prior to the date the report is submitted. This applies to any personal securities holdings in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” found on page 3 of the Code. It also includes holdings in John Hancock Affiliated Funds, including holdings in the John Hancock 401(k) plan.

You will receive an annual holdings certification request from Code of Ethics Administration. Your annual holdings certification requirement will ask you to log into the Personal Trading Control Center (PTCC), https://hancock.complysci.com to certify that the system has accurately captured all your reportable security holdings as of the certification date.

Holdings in John Hancock Affiliated Funds & Variable Products must be reported, regardless of where they are held.

Holdings in your Global Share Ownership program of Manulife Financial Corporation, Inc. (MFC) stock must be reported.

Even if you have no holdings to report you will be asked to complete this requirement.

Quarterly Brokerage Account & Transaction Certification

Applies to: All Access Levels

In accordance with Rule 17j-1(d) under the 1940 Act and Rule 204A-1(b) under the Advisers Act, on a quarterly basis, all access persons are required to certify to a listing of brokerage accounts and all transactions in these brokerage accounts, as well as transactions in John Hancock Affiliated Funds, have been effected in accordance with the Code. Within 30 calendar days after the end of each calendar quarter, you will be asked to log into the Personal Trading Control Center (PTCC) System to certify that the system has accurately captured all brokerage accounts and the covered security transactions in these accounts for the preceding calendar quarter.

All transactions in John Hancock Affiliated Funds and Variable Products must be reported. .

Only voluntary transactions, such as fund exchanges, need to be reported for transactions in your John Hancock 401(k) Savings account.

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Global Share Ownership Plan:

Only sell transactions of MFC stock in your Global Share Ownership plan need to be reported.

Even if you have no accounts or transactions to report you will be asked to complete the certification.

For each contract or account you must certify that the following information is captured accurately:

•	Account number
•	Account registration
•	Brokerage Firm

For each transaction required to be reported you must certify the following information was captured accurately:

•	the date of the transaction, the title, and as applicable the exchange ticker symbol or CUSIP number, interest rate and maturity date, number of shares, and principal amount of each reportable security involved;
•	the nature of the transaction (i.e. purchase, sale or any other type of acquisition or disposition);
•	the price at which the transaction was effected;
•	the name of the broker, dealer or bank with or through which the transaction was effected; and

Annual Certification of Code of Ethics

Applies to: All Access Levels

At least annually (or additionally when the Code has been materially changed), you must provide a certification at a date designated by Code of Ethics Administration that you:

(1) have read and understood the Code;

(2) recognize that you are subject to its policies; and

(3) have complied with its requirements.

You are required to make this certification to demonstrate that you understand the importance of these policies and your responsibilities under the Code.

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Reporting of Gifts, Donations, and Inheritances

Applies to: All Access Levels

•	For Access Level III Persons: If you gift or donate shares of a reportable security it is considered a sale and you must notify Code of Ethics Administration of the gift or donation on the date given. You must also make sure the transaction is properly reported on your next quarterly transaction certification.
•	If you receive a gift or inherit a reportable security you must report the new holding to Code of Ethics Administration within 30 days of receipt and you must ensure the holding is properly reported on your next annual holdings certification.

9) Subadviser Compliance

A subadviser to a John Hancock Affiliated Fund has a number of code of ethics responsibilities:

•	The sub-adviser must have adopted their own code of ethics in accordance with Rule 204A-1(b) under the Advisers Act which has been approved by the respective board
•	On a quarterly basis, each sub-adviser certifies compliance with their code of ethics or reports material violations if such have occurred; and
•	Each sub-advisor must report quarterly to the Chief Compliance Officer, any material changes to its code of ethics

Adoption and Approval

The Board of a John Hancock Affiliated Fund, including a majority of the Fund’s Independent Board Members, must approve the code of ethics of the Fund’s adviser, subadviser or principal underwriter (if an affiliate of the underwriter serves as a Board member or officer of the Fund or the adviser) before initially retaining its services.

Any material change to a code of ethics of a subadviser to a fund must be approved by the Board of the John Hancock Affiliated Fund, including a majority of the Fund’s Independent Board Members, no later than six months after adoption of the material change.

The Board may only approve the code if they determine that the code:

•	contains provisions reasonably necessary to prevent the subadviser’s Access Persons (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from engaging in any conduct prohibited by Rule 17j-1 and 204A-1;
•	requires the subadviser’s Access Persons to make reports to at least the extent required in Rule 17j-1(d) and Rule 204A-1(b);

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•	requires the subadviser to institute appropriate procedures for review of these reports by management or compliance personnel (as contemplated by Rule 17j-1(d)(3) and Rule 204 A-1(a)(3);
•	provides for notification of the subadviser’s Access Persons in accordance with Rule 17j-1(d)(4) and Rule 204A-1(a)(5);
•	requires the subadviser’s Access Persons who are Investment Personnel to obtain the pre-clearances required by Rule 17j-1(e); and
•	requires the subadviser’s Access Persons to obtain the pre-clearances required by Rule 204A-1(c)

The Chief Compliance Officer of the John Hancock Affiliated Funds oversees each of the fund’s sub-adviser’s to ensure compliance with each of the provisions included in this section.

Subadviser Reporting & Recordkeeping Requirements

Each subadviser must provide an annual report and certification to the relevant John Hancock Adviser and the Board in accordance with Rule 17j-1(c) (2) (ii). The subadviser must also provide other reports or information that the relevant John Hancock Adviser may reasonably request.

The subadviser must maintain all records for its Access Persons, as required by Rule 17j-1(f).

10) Reporting to the Board

No less frequently than annually, John Hancock and each subadviser will furnish to the Board of each John Hancock Affiliated Fund a written report that:

• describes issues that arose during the previous year under the code of ethics or the related procedures, including, but not limited to, information about material code or procedure violations, as well as any sanctions imposed in response to the material violations, and

• certifies that each entity has adopted procedures reasonably necessary to prevent its Access Persons from violating its code of ethics.

11) Reporting Violations

If you know of any violation of the Code, you have a responsibility to promptly report it to the Chief Compliance Officer of your company. You should also report any deviations from the controls and procedures that safeguard John Hancock and the assets of our clients.

Since we cannot anticipate every situation that will arise, it is important that we have a way to approach questions and concerns. Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Speak to your manager, a member of the Human Resources Department or Law Department or your divisional compliance officer if you have:

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- a doubt about a particular situation;

- a question or concern about a business practice; or

- a question about potential conflicts of interest

You may report suspected or potential illegal or unethical behavior without fear of retaliation. John Hancock does not permit retaliation of any kind for good faith reports of illegal or unethical behavior.

Concerns about potential or suspected illegal or unethical behavior should be referred to a member of the Human Resources or Law Department.

Unethical, unprofessional, illegal, fraudulent or other questionable behavior may also be reported by calling a confidential toll free Ethics Hotline or at www.ManulifeEthics.com.

Ethics Hotline can be reached at 1-866-294-9534.

12) Interpretation and Enforcement

The Code cannot anticipate every situation in which personal interests may be in conflict with the interests of our clients and fund investors. You should be responsive to the spirit and intent of the Code as well as its specific provisions.

When any doubt exists regarding any Code provision or whether a conflict of interest with clients or fund investors might exist, you should discuss the situation in advance with the Chief Compliance Officer of your company. The Code is designed to detect and prevent fraud against clients and fund investors, and to avoid the appearance of impropriety.

The Chief Compliance Officer has general administrative responsibility for the Code as it applies to the covered employees; an appropriate member of Code of Ethics Administration will administer procedures to review personal trading activity. Code of Ethics Administration also regularly reviews the forms and reports it receives. If these reviews uncover information that is incomplete, questionable, or potentially in violation of the rules in this document, Code of Ethics Administration will investigate the matter and may contact you.

Ethics Oversight Committee approves amendments to the code of ethics and dispenses sanctions for violations of the code of ethics. The Boards of the John Hancock Affiliated Funds also approve amendments to the Code and authorize sanctions imposed on Access Persons of the Funds. Accordingly, Code of Ethics Administration will refer violations to Ethics Oversight Committee and/or the Fund Boards for review and recommended action based on the John Hancock Advisers Schedule of Fines and Sanctions. See Appendix F.

The following factors will be considered when determining a fine or other disciplinary action:

• the person’s position and function (senior personnel may be held to a higher standard);

• the amount of the trade;

• whether the John Hancock Affiliated Funds hold the security and were trading the same day;

• whether the violation was by a family member;

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• whether the person has had a prior violation and which policy was involved; and

• whether the employee self-reported the violation.

John Hancock takes all rule violations seriously and, at least once a year, provides the Board of the John Hancock Affiliated Funds with a summary of all material violations and sanctions, significant conflicts of interest and other related issues for their review. Sanctions for violations could include (but are not limited to) fines, limitations on personal trading activity, suspension or termination of the violator’s position with John Hancock and/or a report to the appropriate regulatory authority.

You should be aware that other securities laws and regulations not addressed by the Code may also apply to you, depending on your role at John Hancock.

John Hancock and the Ethics Oversight Committee retain the discretion to interpret the Code’s provisions and to decide how they apply to any given situation.

13) Exemptions & Appeals

Exemptions to the Code may be granted by the Chief Compliance Officer where supported by applicable facts and circumstances. If you believe that you have a situation that warrants an exemption to the any of the rules and restrictions of this Code you need to complete a “Code of Ethics Exemption Request Form” to request approval from the Chief Compliance Officer.

Exemption requests which pose a conflict of interest for the Chief Compliance Officer will be escalated to the Ethics Oversight Committee for review and consideration.

Sole discretion Exemption: A transaction does not need to be pre-cleared if it takes place in an account that Code of Ethics Administration has approved in writing as exempt from the pre-clearance requirement. In the sole discretion of Code of Ethics Administration and the Chief Compliance Officer, accounts that will be considered for exclusion from the pre-clearance requirement are only those for which an employee’s securities broker or investment advisor has complete discretion. Employees wishing to seek such an exemption must complete a “Pre-Clearance Waiver Form for Sole Discretion Accounts” and satisfy all requirements.

These forms can be obtained by contacting Code of Ethics Administration.

You will be notified of the outcome of your request by the Code of Ethics Administrator and/or the Chief Compliance Officer.

Appeals: If you believe that your request has been incorrectly denied or that an action is not warranted, you may appeal the decision. To make an appeal, you need to give Code of Ethics Administration a written explanation of your reasons for appeal within 30 days of the date that you were informed of the decision. Be sure to include any extenuating circumstances or other factors not previously considered. During the review process, you may, at your own expense, engage an attorney to represent you. Code of Ethics Administration may arrange for Ethics Oversight Committee or other parties to be part of the review process.

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14) Education of Employees

This Code constitutes the code of ethics required by Rule 17j-1 under the 1940 Act and by Rule 204A-1 under the Advisers Act for John Hancock. Code of Ethics Administration will provide a paper copy or electronic version of the Code (and any amendments) to each person subject to the Code. Code of Ethics Administration will also administer training to employees on the principles and procedures of the Code and other related policies.

15) Recordkeeping

Code of Ethics Administration will maintain:

•	a copy of the current Code for John Hancock and a copy of each code of ethics in effect at any time within the past five years.
•	a record of any violation of the Code, and of any action taken as a result of the violation, for six years.
•	a copy of each report made by an Access Person under the Code, for six years (the first two years in a readily accessible place).
•	a record of all persons, currently or within the past five years, who are or were required to make reports under the Code. This record will also indicate who was responsible for reviewing these reports.
•	a copy of each Code report to the Fund Boards, for six years (the first two years in a readily accessible place).
•	a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Level I Persons of IPOs or private placement securities, for six years.
•	a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of the John Hancock Advisers IPOs or private placement securities, for six years.

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Appendix A — Access Person Categories

You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond that category, or if you are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to immediately notify the Chief Compliance Officer of your company.

1)	Access Level I - Investment Access Person: An associate, officer or non-independent board member of a John Hancock Adviser who, in connection with his/her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the John Hancock Affiliated Funds.
(Examples: Portfolio managers; analysts; and traders)
2)	Access Level II - Regular Access Person: An associate, senior officer (vice president and higher) or non- independent board member of John Hancock Funds; a John Hancock Adviser; John Hancock Funds, LLC; John Hancock Trust; John Hancock Distributors, LLC, or other John Hancock entity who, in connection with his/her regular functions or duties, has regular access to nonpublic information regarding any clients’ purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund; or who is involved in making securities recommendations to clients, or who has regular access to such recommendations that are nonpublic.

(Examples: Office of the Chief Compliance Officer, Fund Administration, Investment Management Services, Administrative Personnel supporting Access Level I Persons, Technology Resources Personnel with access to investment systems, Private Client Group Personnel, and anyone else that Code of Ethics Administration deems to have regular access.)

3)	Access Level III – Periodic Access Person: An associate, officer (assistant vice president and higher) or non-independent board member of John Hancock Funds; a John Hancock Adviser; John Hancock Funds, LLC; John Hancock Trust; John Hancock Distributors, LLC or other John Hancock entity who, in connection with his/her regular functions or duties, has periodic access to nonpublic information regarding any clients’ purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund.

Examples: (Legal staff, Marketing, Product Development, E-Commerce, Corporate Publishing, Administrative Personnel supporting Access Level II Persons, and anyone else that Code of Ethics Administration deems to have periodic access.)

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Appendix B — Preferred Brokers List While employed by John Hancock, you must maintain your accounts at one of the preferred brokers approved by John Hancock. The following are the preferred brokers for you to maintain your covered accounts:

1.	Ameriprise	2.	Bank of Oklahoma
3.	Bank of Texas	4.	Barclays Wealth Management
5.	Brave Warrior Advisors	6.	Charles Schwab
7.	Chase Investment Services	8.	Citigroup
9.	Constellation Wealth Management	10.	Credit Suisse
11.	DB Alex Brown	12.	Edward Jones
13.	E*Trade	14.	Fidelity
15.	First Republic	16.	Goldman Sachs Wealth Management
17.	HSBC Private Bank	18.	Interactive Brokers
19.	JB Were	20.	JP Morgan Private Bank
21.	JP Morgan Securities	22.	Lincoln Financial
23.	Merrill Lynch & Bank of America	24.	Morgan Stanley Private Wealth
25.	Morgan Stanley Smith Barney	26.	Northern Trust
27.	Northern Trust Institutional	28.	Oppenheimer & Co.
29.	OptionsXpress	30.	Pershing Advisor Solutions
31.	Piper Jaffray	32.	Raymond James
33.	Revolution Capital	34.	Robert W. Baird & Company
35.	Sanders Morris Harris	36.	Scottrade
37.	Stifel	38.	TD Ameritrade
39.	T. Rowe Price	40.	Thompson Davis & Co.
41.	UBS	42.	US Trust (BofA3. Wachovia / Wells Fargo

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Appendix C — Pre-clearance Procedures

Submitting a Standard Trade Preclearance Request:

Click on the blue arrowhead next to Preclearance and click > Trade Request.

You will be directed to the Request Preclearance for a Trade page.

Request Preclearance for a Trade

Instructions:

Please submit your personal trade request by entering the required information below. Trading in certain securities does not require pre-approval - these include:

* Mutual Fund shares
* Government Issued Securities
* Money Market Instruments

Please review the Code of Ethics PDF for any questions about personal trading or contact the compliance department.bg fds

Transaction Type:

Quantity:

* For Options 'Quantity' enter number of **shares**, not number of contracts
* For Bonds 'Quantity' enter **dollar face value**. For example 35 bonds of $1000 should be entered as 35,000.

Security (lookup):

Click 'lookup' or the box above to select a security
You may have to disable your pop-up blocker

Special Request: ☐ This is a Special Request (see Instructions to determine if this is a Special Request)

Additional Info:

See the 'Instructions' above to determine what additional information (if any) is required

Submit Request

Request Preclearance for a Trade: The fields on this page are as follows (you may or may not see all fields, depending on your firm’s PTCC setup):

Instructions This field contains your firm’s preclearance instructions. Read these instructions carefully before proceeding with your request.

Transaction Type Select “Buy” or “Sell” as appropriate. Depending on your firm’s PTCC setup, “Sell Short” and “Cover Short” transaction types may also be available.

Quantity Type the quantity that you are requesting into the box provided. For options, enter the number of shares, not the number of contracts. For bonds, enter the dollar face value (e.g., 35 bonds for $1000 should be entered as 35,000).

Security You must select the security from the security master by using the lookup function (click > lookup). The lookup function allows you to search by Symbol (ticker), security identifier, company name, description, and or security type. When you locate the correct security in the lookup screen, click on the ticker to populate the Security field on the form.

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Special Request Check this box if your request is a “Special Request” as defined by your firm in the Instructions. Otherwise, leave the box unchecked.

Additional Info Enter any additional information required by your firm into the box provided. Please see the Instructions to determine what information (if any) is required.

When you have completed the applicable fields, click > Submit Request at the bottom of the screen.

You will be directed to a confirmation page, where you may proceed with the request by clicking > Confirm Request.

You will be directed to the Trade Preclearance Request Details page.

Trade Preclearance Request Details

This page displays a summary of your request, along with the Request Status. The Request Status gives you the firm’s decision regarding permission to carry out the requested trade; it will be Allowed (highlighted in green), Pending (highlighted in yellow), or Denied (highlighted in pink). If the request status is Pending, then your compliance department will receive a notification that there is a request requiring their review. When they make a decision (Allow or Deny), you will be notified via email that your preclearance request has been updated; you may log on to PTCC to view the details.

Shortcuts to the Trade Preclearance Request Page

A link is available on the Security Details page that will allow you to move directly to a preclearance form where the Security field is pre-populated. You may reach this page by locating a security via the Security Lookup – Advanced Search feature or by clicking on the magnifying glass icon next to a ticker displayed in PTCC.

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Security Details Page

On the Security Details page, click > Request Trade preclearance for this Security. You will be directed to the Request Preclearance for a Trade page, where the security will already be populated in the Security field. A similar feature is available on the Transactions page. If you already hold a security, then you can drill down to the Transactions page for that holding to access this feature.

Request Trade Preclearance Link on Transactions Page

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Click > Request Trade preclearance for this Security (near the bottom of the page). You will be directed to the Request Preclearance for a Trade page, where the security will already be populated in the Security field.

Submitting IPO / Private Placement Preclearance:

Click on the blue arrowhead next to Preclearance and click > IPO / Private Placement Request.

You will be directed to the Request IPO / Private Placement / Other Preclearance page

Request IPO / Private Placement / Other Preclearance

Instructions: Please answer the questions below fully and completely. By submitting this request, you certify that your responses below are complete and accurate to the best of your knowledge.

IPO Request Questions

Question 1: What is the commitment date?
(Required)

(No response provided)

Respond A response is required for this question.

Question 2: What is the purchase date?
(Required)

(No response provided)

Respond A response is required for this question.

Question 3: What is the investment amount?
(Required)

(No response provided)

Respond A response is required for this question.

Question 4: What is the interest type?
(Required)

(No response provided)

Respond A response is required for this question.

Question 5: What is the asset type?
(Required)

(No response provided)

Respond A response is required for this question.

Question 6: Why are you being offered the opportunity to participate in this transaction?
(Required)

(No response provided)

Respond A response is required for this question.

Question 7: Type of asset?
(Required)

(No response provided)

Respond A response is required for this question.

Submit Request

Reset Questions & Answers

Request IPO / Private Placement / Other Preclearance Screen

This page consists of a list of questions required by the firm to determine pre-clearance. First, read the Instructions provided in the box at the top of the screen – these are instructions for how to complete the questions.

After reading the instructions, respond to the questions listed by using the Respond function.

If the following message is displayed below a question, then you must respond to the question before you will be able to submit the request: A response if required for this question.

When you have finished answering all of the relevant questions, click > Submit Request.

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You will be directed to a confirmation page, where you may proceed with the request by clicking > Confirm Request.

You will be directed to the IPO / Private Placement / Other Preclearance Request Details page.

IPO / Private Placement / Other Preclearance Request Details

This page displays a summary of your request, along with the Request Status. The Request Status gives you the firm’s decision regarding permission to carry out the requested transaction; it will be Allowed (highlighted in green), Denied (highlighted in pink), or, most likely, Pending (highlighted in yellow).

If the request status is Pending, then your compliance department will receive a notification that there is a request requiring their review. When they make a decision (Allow or Deny), you will be notified via email that your preclearance request has been updated; you may log on to PTCC to view the details.

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Appendix D — Other Important Policies outside the Code

1)	Policy Regarding Dissemination of Mutual Fund Portfolio Information
2)	Manulife Financial Corporation Anti-Fraud Policy
3)	John Hancock Anti-Money Laundering (AML) and Anti-Terrorist Financing (ATF) Program
4)	Conflict of Interest Rules for Directors and Officers
5)	John Hancock Non Cash Compensation Policy

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Appendix E — Investment Professional Disclosure of Personal Securities Conflicts

As an investment professional, Access Level I Persons, you must promptly disclose your direct or indirect beneficial interest in a security that is under consideration for purchase or sale in a John Hancock Affiliated Fund or account. You are required to follow the following guidelines.

If you or a member of your family own:

a 5% or greater interest in a company, John Hancock Affiliated Funds and its affiliates may not make any investment in that company;

a 1% or greater interest in a company, you cannot participate in any decision by John Hancock Funds and its affiliates to buy or sell that company’s securities;

ANY other interest in a company, you cannot recommend or participate in a decision by John Hancock Affiliated Funds, and its affiliates to buy or sell that company’s securities unless your personal interest is fully disclosed at all stages of the investment decision.

In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other appropriate analyst) of the Affiliated Fund or account or the appropriate Chief Investment Officer. Following the oral disclosure, you must send a written acknowledgement to the primary portfolio manager with a copy to the Code of Ethics Administration Department.

For the purposes of this requirement investment professionals are defined as analysts and portfolio managers.

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Appendix F — John Hancock Advisers Schedule of Fines and Sanctions

Code Violation	Policy Memo	Violation Notice	Fine	Liquidate Position	Profit Surrender [4]	Restrict Trading	Termination	Comments
1st Procedural Pre-clearance Violation [1]	X							Subsequent violations may result in fines**
1st Failure to Pre-clear (would have been approved)	X					**		Subsequent violations may result in fines**
1st Failure to Pre-clear (would have been denied)	X			X	X	**		Subsequent violations may result in fines**
Trading after Pre-clearance Denial		X	X	X	X	**		[2] First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
2nd Procedural Pre-clearance Violation [1]		X						[2] First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
2nd Failure to Pre-clear (would have been approved)		X				**		Subsequent violations may result in fines**
2nd Failure to Pre-clear (would have been denied)		X		X	X	**		Subsequent violations may result in fines**
3rd Failure to Preclear or Procedural Violation		X	X	X	X	**		[2] First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
Special Consideration Security w/out approval (would have been approved) [3]		X						Subsequent violations may result in fines**
Special Consideration Security w/out approval (would have been denied) [3]		X	X	X	X			[2] First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
1st Ban on Short Term Profits Rule Violation	X				X			Subsequent violations may result in fines**
2nd Ban on Short Term Profits Rule Violation		X	X		X	**		[2] First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
Violation of Blackout Period		X	X	X	X	**		[2] First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
Required Reporting Violation [5]	X							Subsequent violations may result in fines**
Certifying to incorrect data (i.e. holdings discrepancies)	X							Subsequent violations may result in fines**
Refusal to Acknowledge Code							X	Habitual violations of the requirements of the Code of Ethics

**At the discretion of the Ethics Oversight Committee

Please note: Any of the above violations may result in a meeting with Code of Ethics Administation at the discretion of the Chief Compliance Officer

[1] Procedural Pre-clearance = incorrect amount of shares, incorrect trading symbol or cusip, incorrect trade direction or incorrect brokerage account

[2] Tiered Fines: lesser amount is for Regular Access persons with a job grade below AVP and higher amount is for Investment Access Persons and anyone with a job grade of AVP or higher.

[3] Special Consideration Securities are Initial Public Offerings, Private Placements, or Limited Offerings.

[4] Disgorgement only if profit is greater than $100

[5] Reporting Violations - Related to Initial, Quarterly and Annual Certifications and violations of timely disclosure of new accounts and acquisitions and dispositions of covered securities; i.e. gifts/donations and inheritances.

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Appendix G — Chief Compliance Officers and Code of Ethics Contacts

Entity	Chief Compliance Officer
John Hancock Advisers, LLC	Frank Knox – 617-663-2430
John Hancock Investment Management Services, LLC	Frank Knox
Each open-end and closed-end fund advised by a John Hancock Adviser	Frank Knox
John Hancock Funds, LLC	Michael Mahoney - 617-663-3021
John Hancock Distributors, LLC	Michael Mahoney – 617-663-3021

Code of Ethics Contact	Phone number
Fred Spring	617-663-3485
John Paul Botcheller	617-663-3479

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(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:

2014: $133,807

2013: $127,418

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:

2014: $30,095

2013: $39,111

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $98,642 for the fiscal years ended December 31, 2014 and 2013, respectively.

(c)	TAX FEES:

2014: $0

2013: $0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax fees for the years ended December 31, 2014 and December 31, 2013 were $0 and $0 as the tax services were provided by a service provider other than the principal accountant.

(d)	ALL OTHER FEES:

2014: $790

2013: $835

These fees represent other fees for John Hancock Funds II billed to the registrant or to control affiliates.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not Applicable.
(g)	The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $5,313,759 for the fiscal year ended December 31, 2014 and $5,949,479 for the fiscal year ended December 31, 2013.
(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included with Item 1.
(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

(c) CONTACT PERSON AT THE REGISTRANT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

Andrew Arnott

President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

Andrew Arnott

President

Date: February 13, 2015

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 13, 2015